As filed with the Securities and Exchange Commission on January 3, 2000
                                             Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ---------------------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933
                          ---------------------------
                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                     (Issuer with respect to the securities)
                          ---------------------------
                       FIRST NORTH AMERICAN NATIONAL BANK
                   (Originator of the Trust described herein)
             (Exact name of registrant as specified in its charter)
                          ---------------------------
         United States                                     58-1897792
 (State or other jurisdiction                          (I.R.S. employer
 of incorporation or organization)                     identification number)

                           225 Chastain Meadows Court
                             Kennesaw, Georgia 30144
                                 (770) 792-4600

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              Michael T. Chalifoux
                       First North American National Bank
                           225 Chastain Meadows Court
                             Kennesaw, Georgia 30144
                                 (770) 792-4600

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                          ---------------------------

                                   Copies to:

David E. Melson, Esquire                      Douglas L. Madsen, Esquire
McGuire, Woods, Battle & Boothe LLP           Orrick, Herrington & Sutcliffe LLP
One James Center                              Washington Harbour
901 East Cary Street                          3050 K Street, N.W.
Richmond, Virginia 23219                      Washington, D.C. 20007
(804) 775-1000                                (202) 339-8400


                ------------------------------------------------
         Approximate date of commencement of proposed sale to the public: As soon as practicable on or after the effective date of this registration statement.
         If the only securities registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                        CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------------
                                                              PROPOSED MAXIMUM              PROPOSED
     TITLE OF SECURITIES               AMOUNT TO BE            OFFERING PRICE           MAXIMUM AGGREGATE            AMOUNT OF
      BEING REGISTERED                  REGISTERED              PER SECURITY*            OFFERING PRICE*         REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------------
    Asset Backed Securities            $1,000,000                   100%                   $1,000,000                 $264
====================================================================================================================================

* Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.
                ------------------------------------------------
         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                SUBJECT TO COMPLETION, DATED JANUARY [__], 2000

PROSPECTUS SUPPLEMENT
---------------------
(to prospectus dated January [__], 2000)
----------------------------------------

                     Circuit City Credit Card Master Trust
                             Asset Backed Securities

                       First North American National Bank
                            Transferor and Servicer

$[_____] Class A [Fixed] [Floating] Rate Asset Backed Certificates, Series 2000-[__]
$[_____] Class B [Fixed] [Floating] Rate Asset Backed Certificates, Series 2000-[__]



                                                        Class A Certificates    Class B Certificates
  The offered certificates                              ---------------------   ---------------------
   are highly structured.          Principal Amount       $[____________]         $[____________]
   Before you purchase the
   offered certificates,           Interest Rate           [______]% [Plus         [______]% [Plus
   please consider                                         One-Month LIBOR]        One-Month LIBOR]
   carefully the risk                                      Per Annum               Per Annum
   factors beginning on
   page S-7 of this                Distribution Dates      Monthly Beginning       Monthly Beginning
   prospectus supplement.          (Interest)              [____________], 2000    [____________], 2000

  The offered certificates         Expected Final          [____________],         [____________],
   are not deposits, and           Distribution Date       20[__]                  20[__]
   neither the offered
   certificates nor the            Stated Series           [____________],         [____________],
   accounts or the                 Termination Date        20[__]                  20[__]
   receivables are insured
   or guaranteed by the            Price to Public Per
   Federal Deposit                 Certificate             [____]%                 [____]%
   Insurance Corporation or
   any other governmental
   agency.                         Underwriting
                                   Discount Per
  The offered certificates         Certificate             [____]%                 [____]%
   represent interests in
   the trust only and do
   not represent interests
   in or obligations of            Proceeds to FNANB
   First North American            Per Certificate         [____]%                 [____]%
   National Bank, Circuit
   City Stores, Inc. or any
   of their affiliates.
                                   The total price to the public is $[__________], and the total
  This prospectus                  amount of the underwriting discount is $[__________].  The total
   supplement may be used          amount of proceeds before deduction of estimated expenses of
   to offer and sell the           $[__________] is $[__________].
   offered certificates            The class A certificates and the class B certificates, which are
   only if accompanied by          referred to in this prospectus supplement as the offered
   the prospectus.                 certificates, are the only securities offered for sale through this  prospectus  supplement and the attached prospectus. The trust will issue, in addition to the offered certificates, $[__________]
                                   of collateralized  trust obligations,  which are referred to in
                                   this prospectus  supplement as the  CTOs,  and   $[__________]
                                   of  class  D certificates.


THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS SUPPLEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING
AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                 Credit Enhancement:


                                 o The class B certificates, the CTOs and the class D certificates will be subordinated to the class A certificates and will provide credit enhancement for the class A certificates.

                                  o The CTOs and the class D certificates will
                                    be subordinated to the class B certificates and will provide credit enhancement for the class B certificates.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                    Underwriters of the Class A Certificates

                    Underwriters of the Class B Certificates

                              January [__], 2000

                                TABLE OF CONTENTS


OVERVIEW OF THE INFORMATION PROVIDED IN THIS PROSPECTUS
 SUPPLEMENT AND THE ATTACHED PROSPECTUS...........................  1

OVERVIEW OF SERIES 2000-[__]......................................  2

PRINCIPAL TERMS OF THE OFFERED CERTIFICATES.......................  3

SERIES 2000-[__] SUMMARY..........................................  4

RISK FACTORS......................................................  7

DELINQUENCY AND LOSS EXPERIENCE FOR THE CIRCUIT CITY PRIVATE
LABEL CREDIT CARD PORTFOLIO....................................... 18
  Delinquency Experience.......................................... 18
  Loss Experience................................................. 19
  Delinquency and Loss Trends..................................... 19

CHARACTERISTICS OF THE TRUST RECEIVABLES.......................... 20

MATURITY CONSIDERATIONS........................................... 23

RECEIVABLE YIELD CONSIDERATIONS................................... 24

USE OF PROCEEDS................................................... 25

RECENT FINANCIAL INFORMATION FOR CIRCUIT CITY AND FNANB........... 25

DESCRIPTION OF THE OFFERED CERTIFICATES........................... 26
  Book-Entry Registration......................................... 26
  Interest Payments............................................... 26
  [The Interest Rate Caps]........................................ 27
  [The Interest Rate Cap Provider]................................ 28
  Principal Payments.............................................. 28
  Postponement of Accumulation Period............................. 30
  Suspension of Accumulation Period............................... 30
  The Principal Funding Account................................... 31
  The Reserve Account............................................. 32
  Credit Enhancement.............................................. 33
  The Spread Account.............................................. 33
  Allocation of Collections....................................... 34
  Application of Collections...................................... 34
  Allocation of Default Amount.................................... 38
  Calculation of Series Adjustment Amount......................... 38
  Calculation of Allocable Amounts................................ 38
  Reallocation of Cash Flows; Investor Charge-Offs................ 39
  Early Amortization Events....................................... 41
  Servicing Compensation.......................................... 41
  Amendments Relating to FASIT Election........................... 42

MATERIAL FEDERAL INCOME TAX CONSEQUENCES.......................... 43
  Tax Treatment of the Certificates............................... 43

ERISA CONSIDERATIONS.............................................. 44
  Class A Certificates............................................ 44
  Class B Certificates............................................ 44
  Consultation with Counsel....................................... 44

UNDERWRITING...................................................... 46

LEGAL MATTERS..................................................... 47

GLOSSARY OF DEFINED TERMS......................................... 48

ANNEX I: PREVIOUSLY ISSUED SERIES................................. 61

                  OVERVIEW OF THE INFORMATION PROVIDED IN THIS
               PROSPECTUS SUPPLEMENT AND THE ATTACHED PROSPECTUS

  This prospectus supplement provides specific information about the offered certificates. The attached prospectus provides general information about the trust and the securities issued by the trust, including information which may not apply to the offered certificates.

  You must read carefully this prospectus supplement and the attached prospectus in their entirety to understand fully the structure and terms of the offered certificates. If the specific information about the offered certificates provided in this prospectus supplement varies from the general information about the trust and the certificates issued by the trust provided in the attached prospectus, you should rely on the information provided in this prospectus supplement.

  This prospectus supplement begins with the following introductory sections describing the trust and the offered certificates in summary form:

     o the overview of series 2000-[__] section sets forth the basic structure of series 2000-[__];

     o the principal terms of the offered certificates section sets forth the principal terms of the offered certificates;

     o the series 2000-[__] summary section describes the key structural features of series 2000-[__] and includes cross references to captions under which you can find additional, related information; and

     o the risk factors section describes the material risks that apply to an investment in the offered certificates.

  You should rely only on the information provided in, or incorporated by reference into, this prospectus supplement and the attached prospectus. We have not authorized anyone to provide you with additional or different information.

  We include in this prospectus supplement and the attached prospectus cross-references to captions under which you can find additional, related discussions. The preceding table of contents and the table of contents included in the attached prospectus, as applicable, set forth the pages on which these captions are located.

  We include in this prospectus supplement and the attached prospectus capitalized terms that have meanings not evident from their context and that cannot be defined concisely when they are first used. The glossary beginning on page S-48 of this prospectus supplement and the glossary beginning on page 51 of the attached prospectus, as applicable, contain the definitions of these capitalized terms.

  We are not offering the offered certificates in any state where the offer is not permitted.

                          OVERVIEW OF SERIES 2000-[__]


  Transferor.............................. First North American National Bank, a national banking association, which is  referred  to in this prospectus supplement and the attached prospectus as FNANB

  Servicer................................ FNANB or any successor servicer appointed in accordance with the master pooling and servicing agreement

  Trustee................................. Bankers Trust Company, a New York banking corporation

  Trust Assets............................ All receivables created from time to time in a portfolio of
                                           consumer   revolving   credit   card accounts,   all  monies  due
                                           or  to become   due  in   payment   of  the receivables, including
                                           recoveries on charged-off  receivables,   and  the other  property
                                           described  in  this prospectus    supplement   and   the
                                           attached prospectus
----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

                                                                                        Percentage of Total
                                                     Principal Amount           -----------------------------------
                                            ----------------------------------           Principal Amount
                                                                                -----------------------------------
  Class A Certificates....................           $[____________]                         [____]%
  Class B Certificates....................           $[____________]                         [____]%
  CTOs....................................           $[____________]                         [____]%
  Class D Certificates....................           $[____________]                         [____]%

    Total.................................           $[____________]                            100%
------------------------------------------------------------------------------------------------------------------

                  PRINCIPAL TERMS OF THE OFFERED CERTIFICATES

------------------------------------------------------------------------------------------------------------------


                                                   Class A Certificates                 Class B Certificates
                                              ----------------------------       ----------------------------------
Anticipated Ratings
(Moody's/Standard & Poor's/Fitch).........              Aaa/AAA/AAA                            A2/A/A

Credit Enhancement........................    Subordination of Class B           Subordination of CTOs and Class D
                                              Certificates, CTOs and Class D     Certificates
                                              Certificates
  Pricing Date............................    [____________], 20[__]              [____________], 20[__]

  Closing Date............................    [____________], 20[__]              [____________], 20[__]

  Minimum Denomination....................    $ 1,000                             $ 1,000

  Clearance and Settlement................    DTC/Cedelbank/Euroclear             DTC/Cedelbank/Euroclear

  Principal Amount........................    $[____________]                     $[____________]

  Interest Rate...........................    [______]% [Plus One-Month LIBOR]    [______]% [Plus One-Month LIBOR]
                                              Per Annum                           Per Annum

  Distribution Dates (Interest)...........    Monthly Beginning [____________],   Monthly Beginning [____________],
                                              2000                                2000

  Interest Accrual Method.................    Actual/360                          Actual/360

  Interest Accrual Period.................   From and Including Distribution      From and Including Distribution
                                             Date/Closing Date to but Excluding   Date/Closing Date to but Excluding
                                             Following Distribution Date          Following Distribution Date

  [Interest Rate Determination Date]......   [Two London Business Days Before     [Two London Business Days Before
                                             Each Interest Accrual Period]        Each Interest Accrual Period]

  Servicing Fee Percentage................   2.00% Per Annum                      2.00% Per Annum

  Expected Final Distribution Date........   [____________], 20[__]               [____________], 20[__]

  Scheduled Commencement of Accumulation
   Period.................................   [____________], 20[__]               [____________], 20[__]


  Stated Series Termination Date..........   [____________], 20[__]               [____________], 20[__]

  CUSIP Number............................   [____________]                       [____________]

  ISIN....................................   [____________]                       [____________]

  Common Code.............................   [____________]                       [____________]

------------------------------------------------------------------------------------------------------------------

                            SERIES 2000-[__] SUMMARY

Series Structure

The trust will issue the following securities as part of series 2000-[__]:

    o    the Class A certificates;

    o    the Class B certificates;

    o    the CTOs; and

    o    the Class D certificates.

The series 2000-[__] securities will be issued under the series 2000-[__] supplement to the master pooling and servicing agreement. We are offering the class A certificates and the class B certificates for sale through this prospectus supplement and the attached prospectus. We are not offering the CTOs or the class D certificates for sale through this prospectus supplement or the attached prospectus.

The trust has previously issued seven other series of certificates, six of which are currently outstanding, and may issue additional series of certificates from time to time without your consent. The other series issued by the trust may have significantly different terms from the terms of the offered certificates. See "Annex A -- Previously Issued Series" beginning on page S-61 of this prospectus supplement for a summary of the terms of the previously issued series that are currently outstanding.

The offered certificates will be included in a group of securities designated as group one. The securities included in group one will be entitled to share amounts collected in respect of the receivables and allocated to other series in group one, to the extent those amounts are not needed to make required payments with respect to other series in group one, in each case in the manner and to the extent specified in the series supplements for those other series.

Interest Payments

Each class A certificate represents the right to receive interest payments on each distribution date in an amount equal to [one twelfth of] the product of:

     o    the class A interest rate [for the preceding interest period];

     o [a fraction, the numerator of which is the actual number of days in that preceding interest period and the denominator of which is 360]; and

     o the outstanding principal balance of that class A certificate as of the close of business on the preceding distribution date or, in the case of the first distribution date, as of the closing date;

provided, however, that the interest due on the class A certificates on the first distribution date will equal $[____________].

Each class B certificate represents the right to receive interest payments on each distribution date in an amount equal to [one twelfth of] the product of:

     o    the class B interest rate [for the preceding interest period];

     o [a fraction, the numerator of which is the actual number of days in that preceding interest period and the denominator of which is 360]; and

     o the outstanding principal balance of that class B certificate as of the close of business on the preceding distribution date or, in the case of the first distribution date, as of the closing date;

provided, however, that the interest due on the class B certificates on the first distribution date will equal $[____________].

An interest period is a period from and including a distribution date, or, in the case of the first interest period, the closing date, to but excluding the following distribution date. Any interest due but not paid on a distribution date will be payable on the following distribution date, together with additional interest on the unpaid amount at the class A interest rate or the class B interest rate, as applicable, plus 2.00% per annum.

Principal Payments

The timing and amount of principal payments to be made on the offered certificates on any distribution date will depend on whether that distribution date occurs with respect to the revolving period or the accumulation period or during the early amortization period.

The revolving period will begin on the closing date and end on the earlier of the close of business on the day preceding the commencement of the accumulation period and the close of business on the day preceding the commencement of the early amortization period. On each distribution date with respect to the revolving period, amounts collected in respect of principal receivables during the preceding month and allocated to series 2000-[__] plus various other amounts specified in the series 2000-[__] supplement:

     o will be reallocated to the extent necessary to make required payments with respect to the offered certificates;

     o to the extent those amounts are not reallocated, will be treated as shared principal collections and applied to make required payments with respect to other series in group one; and

     o to the extent those amounts are not applied to make required payments with respect to other series in group one, will be deposited into an excess funding account or paid to the holder of the exchangeable transferor certificate.

The accumulation period is scheduled to begin on [____________], 20[__] and end on the earliest of the close of business on the day preceding the commencement of the early amortization period, the date on which the series 2000-[__] securities are paid in full and the stated series termination date; provided, however, that the commencement of the accumulation period may be postponed or the accumulation period may be suspended under certain circumstances. On or before each distribution date with respect to the accumulation period, amounts collected in respect of principal receivables during the preceding month and allocated to series 2000-[__] plus various other amounts specified in the series 2000-[__] supplement:

     o will be deposited into a principal funding account up to a specified amount;

     o to the extent those amounts are not deposited into the principal funding account, will be treated as shared principal collections and applied to make required payments with respect to other series in group one; and

     o to the extent those amounts are not applied to make required payments with respect to other series in group one, will be deposited into the excess funding account or paid to the holder of the exchangeable transferor certificate.

The amount on deposit in the principal funding account will be paid on the expected final payment date:

     o to the class A certificateholders until the class A certificates have been paid in full;

     o if the class A certificates have been paid in full, to the class B certificateholders until the class B certificates have been paid in full; and

     o if the class B certificates have been paid in full, to the holders of the CTOs until the CTOs have been paid in full;

provided, however, that, if the early amortization period begins prior to the expected final distribution date, the amount on deposit in the principal funding account on the first distribution date during the early amortization period will be paid in that order of priority on that date.

We expect that the trust will make a single principal payment to the certificateholders on the expected final distribution date. We cannot assure you, however, that principal payments will not be made prior to the expected final distribution date as a result of the commencement of the early amortization period or that the amount on deposit in the principal funding account will be sufficient to pay the offered certificates in full on the expected final distribution date. If the amount on deposit in the principal funding account is not sufficient to pay the offered certificates in full on the expected final distribution date, the early amortization period will begin on that distribution date.

The early amortization period will begin on the date on which an early amortization event occurs and will end on the earlier of the date on which the series 2000-[__] securities are paid in full and the stated series termination date. On each distribution date during the early amortization period, amounts collected in respect of principal receivables during the preceding month and allocated to series 2000-[__] plus various other amounts specified in the series 2000-[__] supplement:

     o will be paid to the class A certificateholders until the class A certificates have been paid in full; and

     o if the class A certificates have been paid in full, will be paid to the class B certificateholders until the class B certificates have been paid in full.

See "Description of the Offered Certificates -- Early Amortization Events" beginning on page S-41 of this prospectus supplement for a further discussion of the early amortization events applicable to series 2000-[__].

Allocation of Collections and Other Items

The offered certificates:

     o will be allocated a varying percentage of the amounts collected in respect of the receivables during each month; ^ will be allocated a varying percentage of the receivables, if any, charged off as uncollectible during each month; and

     o will be allocated a varying percentage of any deficiency in trust assets attributable to downward adjustments made in the amount of the receivables for non-credit reasons.

Application of Collections

The amounts collected in respect of the receivables during each month will be applied, to the extent allocated to or otherwise available to the offered certificates:

     o to pay interest and principal owed to the certificateholders on the following distribution date;

     o to pay a portion of the servicing fee owed to the servicer on the following distribution date; and

     o to reimburse any charge-offs and non-credit adjustments allocated to the offered certificates for prior months.

The amounts allocated to the offered certificates that are not needed to make these required payments will be shared with other series in group one or, to the extent those amounts are not needed to make required payments with respect to other series in group one, will be deposited into the excess funding account or paid to the holder of the exchangeable transferor certificate. In no case will the certificateholders receive more than the interest and principal owed to them under the terms described in this prospectus supplement.

Credit Enhancement

The class A certificates will benefit from the subordination of the class B certificates, the CTOs and the class D certificates. The class B certificates will benefit from the subordination of the CTOs and the class D certificates.

The  issuance  of  subordinated  interests  is  intended  to protect you against payment delays or losses with respect to your certificates. The more subordinated interests are required to absorb losses on the receivables and other shortfalls in cash flow before those losses and other shortfalls are allocated to the more senior interests.

If the receivables experience higher losses than were assumed in determining the size of the subordinated interests, you may experience payment delays or losses with respect to your certificates.

Tax Status of the Offered Certificates and the Trust

McGuire, Woods, Battle & Boothe LLP, special tax counsel to FNANB, is of the opinion that:

     o the offered certificates will be treated as debt for federal income tax purposes; and

     o the trust will not be treated as an association or publicly traded partnership taxable as a corporation for federal income tax purposes.

See "Material Federal Income Tax Consequences" beginning on page S-43 of this prospectus supplement and "Material Federal Income Tax Consequences" beginning on page 42 of the attached prospectus for a further discussion of the tax consequences of acquiring, holding and disposing of the offered certificates.

ERISA Considerations

The underwriters of the class A certificates expect that the class A certificates will qualify as publicly offered securities under regulations issued by the U.S. Department of Labor. If the class A certificates qualify as publicly offered securities, the class A certificates may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

The class B certificates are not eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

See   "ERISA  Considerations"   beginning   on  page  S-44  of  this  prospectus
supplement and "ERISA Considerations" beginning on page 47 of the attached prospectus for a further discussion of the ERISA considerations applicable to a purchase of the offered certificates.

Additional Information

You may obtain additional information about the offered certificates by contacting FNANB in writing at 225 Chastain Meadows Court, Kennesaw, Georgia 30144, Attention: Treasury Department, or by telephone at (770) 423-7900.

                                  RISK FACTORS

  This section summarizes the material risks that apply to an investment in the offered certificates. You should consider these risks in deciding whether to purchase the offered certificates.

   If You Hold Class A Certificates, The Subordination Of The Class B                 The   class  B  certificates,  the  CTOs   and
   Certificates, The CTOs And The Class D Certificates May Not Be Adequate            the class D certificates will be  subordinated
   To Assure Payment Of Your Certificates                                             to  the class  A certificates  to  the  extent
                                                                                      necessary   to  fund  various  payments   with
                                                                                      respect to the class A certificates. We cannot
                                                                                      assure  you,  however,  that the subordination
                                                                                      of these interests will be adequate  to assure
                                                                                      payment of the class A certificates.

                                                                                      If the  receivables  experience  higher losses
                                                                                      than were assumed in determining the principal
                                                                                      balance of the subordinated interests:

                                                                                      o   the trust may not have sufficient funds to
                                                                                          pay in full  the  interest  and  principal
                                                                                          owed to the class A certificateholders  on
                                                                                          one or  more  distribution  dates  and the
                                                                                          class  A  certificateholders  will  suffer
                                                                                          payment   delays  with  respect  to  their
                                                                                          certificates; and

                                                                                      o   if and to the  extent  that the  amount of
                                                                                          that   insufficiency   is  not  offset  on
                                                                                          subsequent distribution dates, the class A
                                                                                          certificateholders will suffer losses with
                                                                                          respect to their certificates.


                                                                                      If you hold class A certificates and the class
                                                                                      D  certificates,  the  CTOs  and  the  class B
                                                                                      certificates  are  reduced  to zero,  you will
                                                                                      bear  directly  the  credit  and  other  risks
                                                                                      associated with your undivided interest in the
                                                                                      trust.

                                                                                      See  "Description of the Offered  Certificates
                                                                                      --  Credit  Enhancement"   beginning  on  page
                                                                                      S-33  of  this  prospectus  supplement  for  a
                                                                                      further   discussion   of  the   subordination
                                                                                      feature.


If you Hold Class B Certificates, The Subordination Of The CTOs and The Class         The CTOs  and the class D certificates will be
D Certificates May Not Be Adequate To Assure Payment Of Your Certificates             subordinated to the  class  B  certificates to
                                                                                      the  extent necessary to fund various payments
                                                                                      with respect to the class B certificates. We
                                                                                      cannot assure you, however, that the
                                                                                      subordination of these interests will be
                                                                                      adequate to assure payment of the class B
                                                                                      certificates.

                                                                                      If  the  receivables  experience higher losses
                                                                                      than   were   assumed   in   determining   the
                                                                                      principal    balance   of   the   subordinated
                                                                                      interests:

                                                                                      o   the  trust  may  not have sufficient funds
                                                                                          to  pay in full the interest and principal
                                                                                          owed  to the  class  B  certificateholders
                                                                                          on one or more distribution dates  and the
                                                                                          class  B  certificateholders  will  suffer
                                                                                          payment  delays  with  respect  to   their
                                                                                          certificates; and


                                                                                      o   if and to the extent that the amount of
                                                                                          that insufficiency is not offset on
                                                                                          subsequent distribution dates, the class
                                                                                          B certificateholders will suffer losses
                                                                                          with respect to their certificates.

                                                                                      If you hold class B certificates and the class
                                                                                      D certificates and the CTOs are reduced to
                                                                                      zero, you will bear directly the credit
                                                                                      and other risks associated with your
                                                                                      undivided interest in the trust.

                                                                                      See "Description of the Offered Certificates
                                                                                      -- Credit Enhancement" beginning on page
                                                                                      S-33 of this prospectus supplement for a
                                                                                      further discussion of the subordination
                                                                                      feature.

 If You Hold Class B  Certificates,  You Could Suffer  Payment  Delays Or Losses      The class B certificates will be subordinated
 As A Result Of  The Subordination Of Your Certificates To  The Class A               to the class A certificates to the extent
 Certificates                                                                         necessary to fund various payments with
                                                                                      respect to the class A certificates.

                                                                                      If the trust does not have sufficient funds to
                                                                                      make all required payments on or in respect of
                                                                                      the class A certificates on any distribution
                                                                                      date and the class D certificates and the CTOs
                                                                                      have been reduced to zero, the principal
                                                                                      balance of the class B certificates will be
                                                                                      reduced. If and to the extent that the amount
                                                                                      of that reduction is not reimbursed on
                                                                                      subsequent distribution dates:

                                                                                      o   the percentage of finance charge
                                                                                          collections allocable to the class B
                                                                                          certificates will be reduced, which may
                                                                                          delay or reduce interest payments on
                                                                                          subsequent distribution dates; and

                                                                                      o   the class B certificateholders will suffer
                                                                                          losses with respect to their certificates.

                                                                                      The class B certificateholders will not
                                                                                      receive principal payments, whether made
                                                                                      during the early amortization period or
                                                                                      following a sale of the trust assets, until
                                                                                      the class A certificates have been paid in
                                                                                      full. If the funds available to make
                                                                                      principal payments to the holders of the
                                                                                      offered certificates during the early
                                                                                      amortization period or following a sale of the
                                                                                      trust assets are not sufficient to pay the
                                                                                      offered certificates in full, the class B
                                                                                      certificateholders will suffer a loss with
                                                                                      respect to their certificates. See
                                                                                      "Description of the Offered Certificates --
                                                                                      Application of Collections" beginning on page
                                                                                      S-34 of this prospectus supplement for a
                                                                                      further discussion of the manner in which
                                                                                      principal payments will be made to the
                                                                                      holders of the offered certificates.


 If You Hold  Class B  Certificates,  You May Be Unable To  Control  Whether          The consent or approval of a specfied
 The  Holders Of The Series 2000-[__] Securities  Have Consented To Or Approved       percentage of the aggregate principal amount
 Of Actions To Be Taken  Under The Master  Pooling  And  Servicing  Agreement Or      of the series 2000-[  ] securities will be
 The Series  2000-[__]  Supplement                                                    required in determining whether the holders
                                                                                      of the series 2000-[  ] securities have
                                                                                      consented to or approval of various actions
                                                                                      taken under the master pooling and servicing
                                                                                      agreement or the series 2000-[  ] supplement.
                                                                                      Because the aggregate principal amount of the
                                                                                      class A certificates will in most cases
                                                                                      exceed the aggregate principal amount of the
                                                                                      class



                                                                                      B certificates, the CTOs and the Class D
                                                                                      certificates, the class A certificateholders
                                                                                      may control whether these actions will be
                                                                                      consented to or approved of by the holders of
                                                                                      by the holders of the series 2000-[ ]
                                                                                      securities. We cannot assure you that the
                                                                                      interests of the class A certificateholders
                                                                                      will coincide with the interests of the class
                                                                                      B certificateholders with respect to these
                                                                                      actions.




 If The Transfer Of The Receivables To The Trust Is Characterized As A Financing      FNANB accounts for the transfer of the
 Rather Than A Sale,  The  Trust's  Interest  In The Receivables May Be Subject       receivables to the trust as a sale rather
 To Various Nonconsensual Liens                                                       than the grant of a security interest. A court
                                                                                      could conclude, however, that FNANB still owns
                                                                                      the receivables and that the trust holds only
                                                                                      a security interest in the receivables. The
                                                                                      risk of a court reaching this conclusion may
                                                                                      be increased by the retention by FNANB of the
                                                                                      exchangeable transferor certificate, the Class
                                                                                      D certificates and any similar interests
                                                                                      issued and retained with respect to other
                                                                                      series.

                                                                                      If a court were to conclude that the transfer
                                                                                      of the receivables to the trust constituted
                                                                                      only the grant of a security interest in the
                                                                                      receivables, a tax, governmental or other
                                                                                      nonconsenual lien on property of FNANB
                                                                                      arising before new receivables came into
                                                                                      existence might have priority over the trust's
                                                                                      interests in those receivables. See "Material
                                                                                      Legal Aspects of the Receivables -- Transfer
                                                                                      of Receivables" beginning on page 39 of the
                                                                                      attached prospectus for a further discussion
                                                                                      of the circumstances under which the interest
                                                                                      of the trust might be subject to prior liens.


 The  Appointment Of A Receiver Or Conservator For FNANB Could Adversely              FNANB is chartered as a national banking
 Affect The Timing Or Amount Of Payments On Your Certificates                         association and is subject to regulation
                                                                                      and  supervision  by the Office of the
                                                                                      Comptroller of the Currency. If various events
                                                                                      relating to FNANB's financial  condition or
                                                                                      the  propriety  of its  actions were to occur,
                                                                                      the OCC would be authorized  to appoint the
                                                                                      FDIC as receiver or conservator  for
                                                                                      FNANB.   If  the  OCC  were  to appoint the
                                                                                      FDIC as receiver or conservator, the FDIC
                                                                                      could:

                                                                                      o require   the   trustee  to  go through   an
                                                                                        administrative claims  procedure  to
                                                                                        establish its right to amounts  collected
                                                                                        in respect of the  receivables in the trust;

                                                                                      o request a stay of proceedings with respect
                                                                                        to the trust's claims against FNANB;   or

                                                                                      o repudiate the master  pooling  and
                                                                                        servicing agreement and limit the trust's
                                                                                        resulting  claim  against FNANB to actual
                                                                                        direct  compensatory damages measured as of
                                                                                        the date of receivership or conservatorship.

                                                                                        If the  FDIC were  to  take   any  of  these
                                                                                        actions, payments on your certificates could
                                                                                        be  delayed or reduced.

                                                                                        If the OCC were to appoint the FDIC as
                                                                                        receiver or conservator for FNANB:

                                                                S-9

                                                                                      o an early  amortization  event would occur
                                                                                        with respect to all outstanding   series;

                                                                                      o new principal receivables would not be
                                                                                        transferred  to the  trust; and

                                                                                      o the trustee would dispose of the receivables
                                                                                        in the trust unless otherwise  instructed by
                                                                                        the  holders  of   certificates representing
                                                                                        undivided interests aggregating more than
                                                                                        50% of the aggregate  principal amount  of
                                                                                        each  class  of each outstanding  series  or
                                                                                        unless otherwise required by the FDIC.

                                                                                      If the receivables in the trust were
                                                                                      disposed of  following an early amortization
                                                                                      event  and that    disposition    produced
                                                                                      insufficient  net  proceeds  to pay your
                                                                                      certificates in full, you would suffer a
                                                                                      loss on your certificates.

                                                                                      A receiver or conservator for FNANB  might
                                                                                      have the power,  notwithstanding the terms
                                                                                      of the master pooling and servicing
                                                                                      agreement:

                                                                                      o to prevent the commencement of the early
                                                                                        amortization  period with respect   to  all
                                                                                        outstanding series;

                                                                                      o to require the transfer of new principal
                                                                                        receivables to the trust; and

                                                                                      o to  prevent  the  sale  of  the receivables
                                                                                        in the  trust  and the termination of the
                                                                                        trust.

                                                                                      A receiver  or  conservator   for FNANB  might
                                                                                      have  the  power, notwithstanding your
                                                                                      instructions:

                                                                                      o to prohibit the transfer of new principal
                                                                                        receivables to the trust; and

                                                                                      o to  require  the  sale  of  the receivables
                                                                                        in the trust,  the termination  of the trust
                                                                                        and the  retirement  of the offered
                                                                                        certificates.

                                                                                      In  addition, a receiver or conservator for
                                                                                      FNANB  might  have the power to prevent   the
                                                                                      trustee  or  the certificateholders from
                                                                                      appointing a new servicer under the    master
                                                                                      pooling and servicing    agreement.     See
                                                                                      "Material  Legal Aspects of the Receivables --
                                                                                      Matters Relating to  Receivership and
                                                                                      Conservatorship"  beginning on page 39  of the
                                                                                      attached prospectus for a further discussion
                                                                                      of the  implications of the appointment of a
                                                                                      receiver or conservator for FNANB.

 The  Application  Of  Federal Or State  Consumer Protection Laws Could               A number of federal  and state consumer
 Adversely  Affect The Timing Or Amount Of Payments On Your                           protection laws regulate the creation and
 Certificates                                                                         enforcement of consumer loans such as the
                                                                                      receivables. The existing consumer  protection
                                                                                      laws could be amended to impose additional
                                                                                      restrictions on the creation and enforcement
                                                                                      of consumer  loans. In   addition,   new
                                                                                      consumer protection    laws   could   be
                                                                                      adopted      imposing     those additional
                                                                                      restrictions. We cannot assure you  that  the
                                                                S-10

                                                                                      application of federal or state consumer
                                                                                      protection  laws will not have an  adverse
                                                                                      impact on the   timing   or   amount   of
                                                                                      payments on your certificates.


 If The Yield On The  Receivables  Declines,  You May Receive  Principal              If the yield on the receivables declines,  an
 Payments Earlier Than The  Expected Final  Distribution                              early  amortization payments earlier
 Date And May Be Unable To Reinvest  That  Principal In A                             than the expected final distribution date. The
 Comparable  Investment Security                                                      following events,  each of which is
                                                                                      event may occur and you may receive  principal
                                                                                      discussed in more detail below, could
                                                                                      result in a decline in the yield on the
                                                                                      receivables:

                                                                                      o a reduction  in the  periodic finance
                                                                                        charges  or other fees and  charges
                                                                                        assessed on the accounts instituted by FNANB
                                                                                        for  competitive  reasons or to promote  the
                                                                                        Circuit    City private  label credit card;

                                                                                      o a reduction   in   the   periodic finance
                                                                                        charges  or other fees and  charges assessed
                                                                                        on  the  accounts  required  by law;

                                                                                      o a reduction   in  the  amount  of periodic
                                                                                        finance  charges  or other fees and charges
                                                                                        paid by cardholders   as  a  result  of
                                                                                        economic,   social   or   other factors;

                                                                                      o the deposit of funds into the excess funding
                                                                                        account for the trust; or

                                                                                      o the deposit of funds into the principal
                                                                                        funding   account   for  series 2000-[__].

                                                                                      If you receive principal payments earlier
                                                                                      than expected,  you may be unable to reinvest
                                                                                      that  principal in an investment security that
                                                                                      earns a rate of return  comparable to
                                                                                      the   interest   rate  on  your certificate or
                                                                                      that  has  risk characteristics  comparable to
                                                                                      the risk characteristics  of your certificate.
                                                                                      See "Description   of  the  Offered
                                                                                      Certificates -- Early Amortization  Events"
                                                                                      beginning on   page    S-41   of   this
                                                                                      prospectus   supplement  for  a further
                                                                                      discussion of the early amortization  events
                                                                                      applicable to series 2000-[__].

                                                                                      Reduction for Competitive Reasons

                                                                                      The credit card  industry is highly
                                                                                      competitive and has experienced a  substantial
                                                                                      increase in the use  of   advertising,  target
                                                                                      marketing, price reductions and incentive
                                                                                      programs   as   new issuers   seek  to  enter
                                                                                      the market  and  existing   issuers
                                                                                      seek to increase  their  market share. In many
                                                                                      cases, consumers select   credit  cards  on
                                                                                      the basis of product features, such
                                                                                      as  interest  rate  and  credit limit,  and
                                                                                      will change  credit cards or use other
                                                                                      sources  of credit  to  take  advantage  of
                                                                                      more  attractive  credit terms. As   owner of
                                                                                      the   accounts included  in the  trust,  FNANB
                                                                                      has the right to change various account terms,
                                                                                      including  the periodic  finance  charges  and
                                                                                      other fees and charges assessed on the
                                                                                      accounts.  In addition, FNANB    periodically
                                                                                      offers interest free promotions  under
                                                                                      which  holders  of the  Circuit City private
                                                                                      label credit card are able to purchase
                                                                                      designated products  on an  interest  free
                                                                                      basis for a

                                                                S-11

                                                                                      specified  period. We cannot assure you that
                                                                                      FNANB will not  reduce  the  periodic
                                                                                      finance  charges  or other fees and  charges
                                                                                      assessed  on  the accounts in response  to
                                                                                      increased    competition   from other  credit
                                                                                      card issuers or other credit  providers or
                                                                                      that an   increase  in  the  use  of
                                                                                      interest free  promotions  will not  cause  a
                                                                                      decline in the yield   on   the   receivables.

                                                                                      Reduction  Required  by  Law

                                                                                      A number  of  federal  and  state consumer
                                                                                      protection laws regulate the creation   and
                                                                                      enforcement  of consumer  loans such  as the
                                                                                      receivables. The existing  consumer protection
                                                                                      laws  could be amended to limit the fees and
                                                                                      charges that may be assessed  with  respect to
                                                                                      credit   card   accounts.    In addition,
                                                                                      new consumer protection  laws could  be
                                                                                      adopted limiting those fees and charges.  We
                                                                                      cannot  assure you that FNANB will not be
                                                                                      required by law to reduce  the  periodic
                                                                                      finance  charges and other fees and  charges
                                                                                      assessed  on  the accounts.

                                                                                      Economic, Social and Other Factors

                                                                                      A  variety  of economic, social or other
                                                                                      factors could cause cardholders who have
                                                                                      historically  incurred periodic   finance
                                                                                      charges  or other fees and charges to begin
                                                                                      paying account balances in full on  a  monthly
                                                                                      basis.   These factors  include  increases  in
                                                                                      disposable  income,  changes in consumer
                                                                                      attitudes  toward the repayment of revolving
                                                                                      debt and the  availability  of competing
                                                                                      sources  of  credit.  We cannot assure  you
                                                                                      that the  amount of periodic  finance  charges
                                                                                      and other fees and charges assessed
                                                                                      on  the   accounts   will   not decline    as
                                                                                      a   result of economic,   social   or   other
                                                                                      factors.

                                                                                      Excess Funding Account Deposits

                                                                                      If  the   transferor amount is less than the
                                                                                      minimum  transferor  amount on any date,
                                                                                      collections     of    principal receivables
                                                                                      that     would otherwise be distributed to the
                                                                                      holder   of  the   exchangeable transferor
                                                                                      certificate   will instead be  deposited  into
                                                                                      the excess  funding  account to the
                                                                                      extent of that deficiency. The amount, if any,
                                                                                      on deposit in the excess funding account will
                                                                                      be    invested    in   eligible investments.
                                                                                      The deposit of amounts into the excess funding
                                                                                      account   has  the   effect  of substituting
                                                                                      cash for principal receivables. Because the
                                                                                      investment  earnings on amounts on   deposit
                                                                                      in  the   excess funding  account  may  be
                                                                                      less than the  effective  yield from
                                                                                      the   collections   of  finance charge
                                                                                      receivables  that would otherwise have been
                                                                                      included in the  trust,  this  substitution
                                                                                      may  result in a decline in the yield   on
                                                                                      the   receivables.

                                                                                      Principal Funding Account Deposits

                                                                                      On  or  before  each distribution  date with
                                                                                      respect to the controlled  accumulation
                                                                                      period  for  series  2000-[__], collections
                                                                                      of    principal receivables     that    would
                                                                                      otherwise be distributed to the holder   of
                                                                                      the   exchangeable transferor   certificate
                                                                                      will instead be  deposited  into the principal
                                                                                      funding  account for series  2000-[__]  in an
                                                                                      amount not to  exceed  the
                                                                S-12

                                                                                      controlled deposit amount for that
                                                                                      distribution  date.  The amount on  deposit
                                                                                      in  the  principal funding    account will be
                                                                                      invested       in      eligible investments.
                                                                                      The servicer will allocate collections of
                                                                                      finance charge  receivables  to  series
                                                                                      2000-[__]     based    on    an allocation
                                                                                      percentage   that decreases as   amounts   are
                                                                                      deposited   in  the  principal funding account
                                                                                      for  series 2000-[__].  As  a  result,  the
                                                                                      deposit  of  amounts  into  the principal
                                                                                      funding  account has the   effect  of
                                                                                      substituting earnings on eligible
                                                                                      investments  for collections of finance charge
                                                                                      receivables. Because the investment earnings
                                                                                      on the  amounts  on  deposit in the principal
                                                                                      funding account may be less than the effective
                                                                                      yield from the  collections  of finance charge
                                                                                      receivables that would otherwise   have   been
                                                                                      allocated to series  2000-[__], this
                                                                                      substitution may result in a  decline  in the
                                                                                      yield on the receivables.

 If The  Rate At  Which  New  Receivables  Are Created Declines, You                FNANB  is  required  to  transfer additional
 May Receive Principal Payments  Earlier Than The Expected  Final                   receivables to the trust if there would
 Distribution  Date And May Be Unable To Reinvest That Principal                    otherwise be insufficient receivables to
 In A Comparable Investment  Security                                               support all  outstanding series.  If the rate
                                                                                    at which new receivables  are created declines
                                                                                    and FNANB is unable to transfer additional
                                                                                    receivables to the trust, an early
                                                                                    amortization event may occur and you may
                                                                                    receive principal payments earlier than  the
                                                                                    expected   final   distribution date.  The
                                                                                    following   events, each of which is discussed
                                                                                    in more detail below, could result
                                                                                    in a  decline  in the  rate  at which   new
                                                                                    receivables are created:


                                                                                    o a decline in credit and non-credit sales at
                                                                                      Circuit City retail  stores as a result
                                                                                      of increased competition from other retailers;

                                                                                    o a decline in credit and non-credit  sales at
                                                                                      Circuit City retail stores as a result  of  a
                                                                                      decline  in  the demand for consumer
                                                                                      electronics, personal computers,  major
                                                                                      appliances or entertainment   software;

                                                                                    o a decline  in  private  label and non-private
                                                                                      label credit sales at Circuit City retail
                                                                                      stores as a result of economic, social
                                                                                      or  other   factors;   or

                                                                                    o a decline in private label credit sales at
                                                                                      Circuit  City  retail stores as a result of
                                                                                      increased competition from other providers  of
                                                                                      consumer  credit.

                                                                                    If   you   receive    principal payments earlier
                                                                                    than expected, you may be unable  to  reinvest
                                                                                    that principal in an investment security  that
                                                                                    earns a rate of return    comparable   to   the
                                                                                    interest     rate    on    your certificate  or
                                                                                    that  has  risk characteristics  comparable  to
                                                                                    the risk characteristics  of your  certificate.

                                                                                    Increase in Retail Competition

                                                                                    The consumer electronics  industry is highly
                                                                                    competitive. Circuit City competes with numerous
                                                                                    companies   in   each   of  its geographic
                                                                                    markets,  including regional  and     national
                                                                                    specialty

                                                                S-13

                                                                                    stores and  discount retailers, smaller local
                                                                                    stores that carry  similar  categories
                                                                                    of  merchandise  and internet-based  retailers.
                                                                                    We cannot    assure    you    that
                                                                                    increased  competition will not cause  Circuit
                                                                                    City  sales  to decline.  If Circuit City sales
                                                                                    decline as a  result of increased  retail
                                                                                    competition, the   rate   at    which    new
                                                                                    receivables  are created  could also   decline.

                                                                                    Decline in Consumer  Demand

                                                                                    Circuit  City may  experience  a  decline  in
                                                                                    sales   if   the   demand   for consumer
                                                                                    electronics, personal computers, major
                                                                                    appliances or entertainment software
                                                                                    declines.  The demand for these products   could
                                                                                    decline  for various reasons,  including the
                                                                                    absence of product  innovations or new product
                                                                                    categories  and general economic factors,  such
                                                                                    as   increased   inflation   or unemployment
                                                                                    rates,  that lead to  a  general   reduction  in
                                                                                    consumer  spending.  We  cannot assure you that
                                                                                    consumer demand for   the   products   sold  by
                                                                                    Circuit  City will not decline. If Circuit  City
                                                                                    sales  decline as a  result  of a  decline  in
                                                                                    consumer  demand,  the  rate at which   new
                                                                                    receivables are created   could  also  decline.

                                                                                    Economic, Social and Other Factors

                                                                                    Circuit City may experience  a decline in credit
                                                                                    sales  if  the  rate  at  which consumers
                                                                                    purchase  merchandise and services on   credit
                                                                                    declines.  The use of credit by consumers  could
                                                                                    decline  as a result  of  various   economic,
                                                                                    social   and   other   factors, including
                                                                                    increased  inflation or unemployment rates,
                                                                                    changes in  consumer  attitudes  toward
                                                                                    financing  purchases  with debt and new payment
                                                                                    methods such as debit cards.  We cannot  assure
                                                                                    you that the use of  credit  by consumers will
                                                                                    not decline.  If Circuit   City   credit   sales
                                                                                    decline   as  a  result   of  a decline  in the
                                                                                    use of  credit, the   rate   at    which    new
                                                                                    receivables  are created  could also   decline.

                                                                                    Increase in Credit Competition

                                                                                    Circuit City accepts various credit cards in
                                                                                    addition to its  private  label credit card,
                                                                                    including American Express,  MasterCard,  VISA
                                                                                    and Discover   credit   cards.   We
                                                                                    cannot    assure    you    that increased
                                                                                    competition   from other  credit  card  issuers
                                                                                    or other credit providers will not cause Circuit
                                                                                    City  private label   credit   card   use  to
                                                                                    decline.    If   Circuit   City private  label
                                                                                    credit card use declines, the rate at which new
                                                                                    receivables  are  created  will also decline.

 If The Principal Payment Rate On The Receivables  Declines,  You                   If the rate at which principal payments are
 May Receive Principal Payments Later Than The Expected                             made on the receivables declines during
 Distribution   Date                                                                the accumulation  period,  the trust
                                                                                    may  be  unable  to  accumulate   principal  in
                                                                                    the  principal  funding  Final account  in  an
                                                                                    amount  sufficient  to  pay the  offered
                                                                                    certificates in full on the  expected  final
                                                                                    distribution date. The following events, each of
                                                                                    which is discussed in  more  detail below, could
                                                                                    result   in  a decline   in   the    principal
                                                                                    payment rate:

                                                                S-14

                                                                                  o changes in account terms that reduce  principal
                                                                                    payment requirements  or  make  it less
                                                                                    costly for cardholders to defer principal
                                                                                    payments; or

                                                                                  o changes in  cardholder  payment habits resulting
                                                                                    from economic, social   or   other    factors.

                                                                                  Changes  in  Account  Terms

                                                                                  The rate at which  cardholders make principal
                                                                                  payments is influenced  by various  account
                                                                                  terms.  If FNANB were to reduce the  minimum
                                                                                  monthly  payment requirement  applicable  to the
                                                                                  accounts   or   the    periodic finance charges
                                                                                  assessed on the accounts,       either      for
                                                                                  competitive  reasons   or  as required  by  law,
                                                                                  cardholders might   reduce  the  amount  of
                                                                                  their  monthly   payments.   We cannot  assure
                                                                                  you that  FNANB will  not  change  the  account
                                                                                  terms in a way that causes the principal payment
                                                                                  rate on the receivables     to     decline.

                                                                                  Economic,   Social   and  Other Factors

                                                                                  A variety of  economic, social or other  factors
                                                                                  could cause cardholders to reduce the
                                                                                  amount    of   their    monthly principal
                                                                                  payments. These factors  include  reductions in
                                                                                  disposable income, changes in consumer attitudes
                                                                                  toward the repayment of revolving debt and
                                                                                  seasonal  payment  habits.   We cannot   assure
                                                                                  you  that  the principal  payment  rate on the
                                                                                  receivables will not decline as a result of
                                                                                  economic, social or other factors.


 The Creation Or Designation Of Additional Accounts  Could  Adversely             All accounts  meeting the  eligibility
 Affect The Timing Or Amount Of Payments On Your Certificates                     requirements  set forth in the master pooling
                                                                                  and servicing  agreement will, subject to
                                                                                  various limitations imposed by the rating
                                                                                  agencies, be automatically    included    as
                                                                                  accounts  upon their  creation.

                                                                                   In  addition:

                                                                                   o FNANB may from time to time in its  discretion
                                                                                     designate  additional  eligible accounts   to
                                                                                     be  included  as accounts;  and

                                                                                   o FNANB  will be required to designate additional
                                                                                     eligible accounts to be   included  as accounts
                                                                                     if there   would    otherwise   be
                                                                                     insufficient   receivables   to support all
                                                                                     outstanding series.

                                                                                   FNANB   will    transfer    all existing and
                                                                                   future receivables in  the  automatic  additional
                                                                                   accounts and the designated additional accounts
                                                                                   to the trust.

                                                                                   The delinquency or loss experience  of  the
                                                                                   additional accounts may be different  from
                                                                                   the    delinquency    or   loss experience   of
                                                                                   the   accounts included  in the  trust  on the
                                                                                   date   of    this    prospectus supplement.  In
                                                                                   addition,  the terms of the receivables in the
                                                                                   additional   accounts   may  be different from
                                                                                   the terms of the receivables   in  the  accounts
                                                                                   included  in the  trust  on the date   of    this
                                                                                   prospectus supplement.

                                                                S-15

                                                                                   We cannot  assure  you that the creation  or
                                                                                   designation   of additional  accounts  will  not
                                                                                   have an  adverse  impact on the timing or amount
                                                                                   of payments on your certificates. See
                                                                                   "Description       of       the Securities   --
                                                                                   Addition  of Accounts"   beginning  on  page
                                                                                   14 of the attached prospectus for a further
                                                                                   discussion of the procedure  by which  additional
                                                                                   accounts  will be  included  in the trust.



 The Issuance Of A New Series Could  Adversely Affect  The  Timing                 The trust has  previously  issued seven
 Or  Amount  Of  Payments  On Your Certificates                                    other  series, six of which  are currently
                                                                                   outstanding,   and may issue additional series
                                                                                   from time to time without your consent. The terms
                                                                                   of the other  series issued by the trust may be
                                                                                   significantly different from the terms of the
                                                                                   offered  certificates.

                                                                                   It is a condition  to the  issuance  of each  new
                                                                                   series that  each rating agency that has rated an
                                                                                   outstanding  series  confirm in writing  that the
                                                                                   issuance  of the new series  will not result
                                                                                   in a reduction or withdrawal of its rating of any
                                                                                   class of that outstanding  series.  We cannot
                                                                                   assure you,  however, that the terms of any other
                                                                                   series will not have an  adverse  impact on
                                                                                   the   timing   or   amount   of payments on your
                                                                                   certificates. See    "Description    of   the
                                                                                   Securities  -- Issuing New  Series" beginning on
                                                                                   page 12 of the attached prospectus for a further
                                                                                   discussion of the procedure  for issuing  a  new
                                                                                   series.

The Issuance Of A Companion  Series Could Adversely  Affect  The  Timing           The trust may issue a companion series
Or Amount Of Payments On Your  Certificates                                        with  respect to series 2000-[__] without your
                                                                                   consent.  The terms of a companion series issued
                                                                                   by the trust may be significantly different from
                                                                                   the   terms   of  the   offered certificates  and
                                                                                   may  include early  amortization  events not
                                                                                   included  with  respect  to the offered
                                                                                   certificates.   If  an early  amortization  event
                                                                                   were to  occur  with  respect  to  a
                                                                                   companion  series  prior to the payment in full
                                                                                   of the  offered certificates,   the  allocation
                                                                                   percentage   used  to  allocate collections   of
                                                                                   principal receivables to series 2000-[__]
                                                                                   might be reduced  and you might receive principal
                                                                                   payments later than the  expected  final
                                                                                   distribution   date.

                                                                                   It is a condition  to the  issuance  of each new
                                                                                   series,  including  a companion series, that each
                                                                                   rating agency that has rated an outstanding
                                                                                   series  confirm in writing  that the  issuance of
                                                                                   the new series  will not result in a reduction or
                                                                                   withdrawal of its rating of any class of that
                                                                                   outstanding  series.  We cannot assure you,
                                                                                   however,  that the terms of any  companion series
                                                                                   will not have an adverse impact on  the  timing
                                                                                   or  amount  of payments on your  certificates.
                                                                                   See    "Description    of   the Securities  --
                                                                                   Companion Series"  beginning on page 19
                                                                                   of the attached  prospectus for a  further
                                                                                   discussion  of  the companion series feature.

                                                                S-16


 The Holders Of The  Offered  Certificates  May Be Unable To Control               The consent or approval of the holders of a
 Actions Taken Under The Master Pooling And Servicing Agreement                    specified percentage of the aggregate  principal
                                                                                   amount of all outstanding series is required
                                                                                   before various actions may be taken under
                                                                                   the    master    pooling and servicing agreement.
                                                                                   These actions include the appointment
                                                                                   of   a    successor    servicer following  a
                                                                                   servicer  default,the  amendment  of  the  master
                                                                                   pooling and servicing agreement under  specified
                                                                                   circumstances and    the     repurchase    or
                                                                                   liquidation of the receivables. We cannot  assure
                                                                                   you that the interests of the certificateholders
                                                                                   of other series will  coincide with your
                                                                                   interests with respect to these actions.

                                                                                   The consent or approval  of the  holders  of a
                                                                                   specified   percentage  of  the aggregate
                                                                                   principal  amount of the series 2000-[__]
                                                                                   securities will be required in determining
                                                                                   whether   the  holders  of  the series  2000-[__]
                                                                                   securities have  consented  to or approved
                                                                                   of various  actions taken under the    master
                                                                                   pooling    and servicing   agreement   or  the
                                                                                   series  2000-[__]   supplement. Because the
                                                                                   aggregate principal amount of the class   A
                                                                                   certificates will in most cases exceed the
                                                                                   aggregate  principal amount of   the    class   B
                                                                                   certificates,   the   class  A certificateholders
                                                                                   may control whether  these  actions will be
                                                                                   consented  to or approved of by the   holders  of
                                                                                   the  series 2000-[__] securities. We cannot
                                                                                   assure  you that the  interests of the class  A
                                                                                   certificateholders will coincide  with the
                                                                                   interests of the class B  certificateholders
                                                                                   with respect to these actions.

                                                                S-17

                    DELINQUENCY AND LOSS EXPERIENCE FOR THE
                CIRCUIT CITY PRIVATE LABEL CREDIT CARD PORTFOLIO

Delinquency Experience

     The following table sets forth the delinquency for the Circuit City private label credit card portfolio for each of the periods shown. We cannot assure you that the future delinquency experience for the receivables in the trust will be similar to the historical delinquency experience for the private label credit card portfolio set forth in the table.


                             Delinquency Experience
                      Private Label Credit Card Portfolio
                             (Dollars in Thousands)

                                           As of November 30,
                         ------------------------------------------------------
                                    1999                        1998
                         --------------------------  --------------------------
                                        Percentage                  Percentage
                                         of Total                    of Total
                         Receivables   Receivables   Receivables   Receivables
                         ------------  ------------  ------------  ------------
Total Receivables
   Outstanding           $1,170,676        100.00%   $1,183,386       100.00%
                          =========        ======     =========       ======
Delinquent 31 to 60
  Days                   $   23,052          1.97%   $   24,488         2.07%
Delinquent 61 to 90
  Days                       14,644          1.25        15,214         1.29
Delinquent 91 or
  More Days                  26,379          2.25        26,754         2.28
                          ---------        ------     ---------       ------

Total...............     $   64,075          5.47%   $   66,457         5.62%
                          =========        ======     =========       ======

                                                                As of December 31,
                          -----------------------------------------------------------------------------------------------
                                       1998                            1997                            1996
                          ------------------------------  ------------------------------  -------------------------------
                                            Percentage                      Percentage                      Percentage
                                             of Total                        of Total                        of Total
                           Receivables     Receivables     Receivables     Receivables     Receivables      Receivables
                          --------------  --------------  --------------  --------------  --------------  ---------------
Total Receivables
  Outstanding                 $1,294,580         100.00%     $1,103,270          100.00%     $1,132,298          100.00%
                               ---------         ------       ---------          ------       ---------          ------
Delinquent 31 to 60
  Days                        $   24,448           1.89%     $   26,347            2.39%     $   28,268            2.50%
Delinquent 61 to 90
  Days                            14,403           1.11          15,557            1.41          15,609            1.38
Delinquent 91 or
  More Days                       27,440           2.12          30,783            2.79          29,755            2.63
                               ---------          ------       ---------          ------       ---------          ------

Total...................      $   66,291           5.12%     $   72,687            6.59%     $   73,632            6.50%
                               =========          ======       =========          ======       =========          ======

  The delinquency periods are calculated based on the number of days a payment is contractually past due. All receivables are charged off not later than the earlier of the last day of the month during which they become 180 days delinquent on a contractual basis and 30 days after receipt of notice by FNANB that the related obligor has died or declared bankruptcy. As a result, no receivable reported as delinquent in the delinquency experience table was more than 179 days delinquent as of the reporting date.

  The percentages set forth for each delinquency period and each reporting date are calculated by dividing the total receivables outstanding for that delinquency period as of that reporting date by the total receivables outstanding in the private label credit card portfolio as of that reporting date. The totals reported in the delinquency experience table may not equal the sum of the related amounts or percentages due to rounding.

Loss Experience

  The following table sets forth the loss experience for the Circuit City private label credit card portfolio for each of the periods shown. We cannot assure you that the future loss experience for the receivables in the trust will be similar to the historical loss experience for the private label credit card portfolio set forth in the table.

                                Loss Experience
                      Private Label Credit Card Portfolio
                             (Dollars in Thousands)

                                              Eleven Months Ended                        Twelve Months Ended
                                                  November 30,                              December 31,
                                        --------------------------------  -------------------------------------------------
                                             1999             1998             1998             1997             1996
                                        ---------------  ---------------  ---------------  ---------------  ---------------
Average Principal Receivables
  Outstanding.........................      $1,147,423       $1,056,129       $1,069,258       $1,040,188         $999,707
Gross Principal Charge-Offs...........      $   74,375       $   84,302       $   91,785       $   97,032         $ 77,389
Recoveries............................      $   18,911       $   16,217       $   17,774       $   14,846         $ 11,783
Net Principal Charge-Offs.............      $   55,461       $   68,085       $   74,011       $   82,186         $ 65,606
Net Principal Charge-Offs as a
  Percentage of Average Principal
  Receivables Outstanding                         5.27%            7.03%            6.92%            7.90%            6.56%


  The average principal receivables for any period equals the average of the principal balances outstanding at the beginning and end of each month during that period. The gross principal charge-offs for any period do not include fraud losses. The exclusion of fraud losses in calculating gross principal charge-offs for any period does not have a material effect on that calculation. The percentages for the eleven months ended November 30, 1999 and November 30, 1998 are annualized and are not necessarily indicative of actual results for the entire year.

Delinquency and Loss Trends

  As indicated in the delinquency and loss tables, delinquency and loss rates for the private label credit card portfolio have, in general, decreased in recent years. The delinquency and loss experience for the private label credit card portfolio reflects, among other factors, the overall credit quality of the cardholders, the seasoning of the accounts, the success of collection efforts and general economic conditions. The decrease in delinquency and loss rates indicated in the tables is primarily attributable to improvements in the collections process, including management's use of daily reporting to tailor collection incentives to specific delinquency cycles, changes to the collections training process, increased management monitoring of customer contacts and the establishment of a separate inbound call group. The origination of higher quality accounts and improvements in overall economic conditions have also contributed to the decrease in delinquency and loss rates. We cannot assure you that the recent delinquency and loss trend will continue in the future.

                    CHARACTERISTICS OF THE TRUST RECEIVABLES

  As of November 30, 1999:

     o the receivables included $1,143,393,372.21 of Principal Receivables and $27,282,604.67 of Finance Charge Receivables;

     o the Accounts with debit balances had an average receivables balance of $782.89;

     o    the average credit limit of the Accounts was $2,643.97;

     o the average receivables balance of the Accounts with debit balances divided by the average credit limit of all the Accounts, expressed as a percentage, was 29.6%; and

     o the obligors on the Accounts had billing addresses in all 50 states, the District of Columbia and various U.S. territories and possessions.

  The Accounts consist solely of accounts established under a private label credit card program for customers of Circuit City. As a result, the rate at which new receivables are created relates to the rate at which Circuit City generates private label credit card sales. The following table sets forth the private label credit card purchases at Circuit City retail stores as a percentage of total Circuit City retail sales for each of the periods shown. We cannot assure you that future private label credit card use will be similar to the historical experience set forth below.

                      Private Label Credit Card Purchases

                                              Eleven Months Ended                        Twelve Months Ended
                                                  November 30,                              December 31,
                                        --------------------------------  -------------------------------------------------
                                             1999             1998             1998             1997             1996
                                        ---------------  ---------------  ---------------  ---------------  ---------------
Percentage of Total Retail Sales......       14.18%           15.32%           15.23%           14.05%           14.92%

  The following tables set forth information with respect to the Accounts and the receivables as of November 30, 1999. If there is a material adverse change in the characteristics of the Accounts or the receivables between November 30, 1999 and the date on which the offering price for the offered certificates is determined, we will send you updated information with respect to the Accounts and the receivables. In each case where information in the following tables is presented as a percentage of the total number of Accounts or as a percentage of the total receivables, the sum of the percentages presented may be less than or greater than 100.00% due to rounding.

                         Composition by Account Balance
                                Trust Portfolio

                                                              Percentage
                                                              of Total                                       Percentage
                                          Number of           Number of                                        of Total
   Account Balance Range                  Accounts            Accounts              Receivables             Receivables
 ------------------------------        --------------      --------------      -----------------------    --------------

Credit Balance........................          35,734            0.62%           $     (1,289,551.32)           (0.11)%
Zero Balance..........................       4,185,733           73.20                           0.00             0.00
$0.01 to $1,500.00....................       1,313,917           22.98                 772,214,030.63            65.97
$1,500.01 to $3,000.00................         162,984            2.85                 323,686,673.03            27.65
$3,000.01 to $4,500.00................          16,371            0.29                  57,476,267.75             4.91
$4,500.01 to $10,000.00...............           3,430            0.06                  18,296,787.03             1.56
Over $10,000.00.......................               7            0.00                      89,347.51             0.01
                                             ---------          ------               ----------------           ------
     TOTAL............................       5,718,176          100.00%           $  1,170,473,554.63           100.00%
                                             =========          ======               ================           ======

                          Composition by Credit Limit
                                Trust Portfolio

                                                          Percentage
                                                           of Total                                      Percentage
                                          Number of       Number of                                       of Total
                                           Accounts        Accounts              Receivables            Receivables
                                        --------------  --------------  -----------------------------  --------------
Zero Limit............................           1,164            0.02%            $           328.86            0.00%
$0.01 to $1,500.00....................       2,322,971           40.62                 428,837,895.49           36.64
$1,500.01 to $3,000.00................       1,530,952           26.77                 336,337,763.93           28.74
$3,000.01 to $4,500.00................         806,600           14.11                 126,241,549.08           10.79
$4,500.01 to $10,000.00...............       1,056,487           18.48                 279,056,017.27           23.84
$10,000.01 to $15,000.00..............               2            0.00                           0.00            0.00
                                             ---------          ------               ----------------          ------
     TOTAL............................       5,718,176          100.00%            $ 1,170,473,554.63          100.00%
                                             =========          ======               ================          ======


                         Composition by Payment Status
                                Trust Portfolio

                                                          Percentage
                                                          of Total                                      Percentage
                                          Number of       Number of                                       of Total
             Payment Status               Accounts        Accounts              Receivables            Receivables
     ------------------------------    --------------  --------------  -----------------------------  --------------
Not Delinquent........................     5,557,368         97.19%        $ 1,017,593,170.93             86.94%
Delinquent 1 to 30 Days...............       100,692          1.76              88,963,938.58              7.60
Delinquent 31 to 60 Days..............        23,175          0.41              23,008,931.40              1.97
Delinquent 61 to 90 Days..............        13,624          0.24              14,613,441.06              1.25
Delinquent 91 to 120 Days.............         8,762          0.15               9,649,331.66              0.82
Delinquent 121 to 150 Days............         7,764          0.14               8,783,936.23              0.75
Delinquent 151 or More Days...........         6,791          0.12               7,860,804.77              0.67
                                           ---------        ------           ----------------            ------
     TOTAL............................     5,718,176        100.00%        $ 1,170,473,554.63            100.00%
                                           =========        ======           ================            ======

                           Composition by Account Age
                                Trust Portfolio

                                                          Percentage
                                                          of Total                                      Percentage
                                          Number of       Number of                                       of Total
              Account Age                 Accounts        Accounts              Receivables            Receivables
  -------------------------------      --------------  --------------  -----------------------------  --------------
0 to 3 Months.........................     245,143            4.29%             $  203,878,585.34           17.42%
4 to 6 Months.........................     215,042            3.76                 128,082,594.29           10.94
7 to 9 Months.........................     188,051            3.29                  78,162,692.07            6.68
10 to 12 Months.......................     275,280            4.81                  76,185,423.01            6.51
13 to 24 Months.......................     881,036           15.41                 185,286,502.19           15.83
25 to 36 Months.......................     654,667           11.45                 109,618,315.83            9.37
37 or More Months.....................   3,258,957           56.99                 389,259,441.90           33.26
                                         ---------          ------               ----------------          ------
     TOTAL............................   5,718,175          100.00%             $1,170,473,554.63          100.00%
                                         =========          ======               ================          ======

                   Composition by Cardholder Billing Address
                                Trust Portfolio

                                                        Percentage
                                                        of Total                     Percentage
                                             Number of  Number of                      of Total
         Cardholder Billing Address          Accounts    Accounts     Receivables     Receivables
      ------------------------------        ---------  ----------  ----------------  ------------
Alabama....................................  107,705        1.88% $   19,553,261.18         1.67%
Alaska.....................................    1,462        0.03         167,567.67         0.01
Arizona....................................  119,917        2.10      23,559,485.02         2.01
Arkansas...................................   22,914        0.40       5,803,172.50         0.50
California.................................1,337,210       23.39     244,410,246.25        20.88
Colorado...................................   61,484        1.08      15,375,438.63         1.31
Connecticut................................   39,407        0.69      10,575,957.44         0.90
Delaware...................................    8,912        0.16       2,385,449.88         0.20
District of Columbia.......................   16,314        0.29       3,105,013.19         0.27
Florida....................................  481,283        8.42      97,701,326.44         8.35
Georgia....................................  224,277        3.92      44,641,172.93         3.81
Hawaii.....................................    7,940        0.14       2,186,038.77         0.19
Idaho......................................    9,081        0.16       2,597,013.58         0.22
Illinois...................................  242,802        4.25      50,896,113.13         4.35
Indiana....................................   69,596        1.22      19,050,531.63         1.63
Iowa.......................................    3,511        0.06         415,988.84         0.04
Kansas.....................................   27,826        0.49       6,393,382.86         0.55
Kentucky...................................   93,776        1.64      15,194,931.28         1.30
Louisiana..................................   63,871        1.12      17,340,234.21         1.48
Maine......................................   10,785        0.19       2,370,537.58         0.20
Maryland...................................  165,391        2.89      26,439,812.17         2.26
Massachusetts..............................  120,669        2.11      25,302,967.53         2.16
Michigan...................................   99,125        1.73      28,635,126.56         2.45
Minnesota..................................   63,497        1.11      10,344,948.37         0.88
Mississippi................................   14,108        0.25       3,680,957.88         0.31
Missouri...................................  124,188        2.17      23,075,617.93         1.97
Montana....................................    1,144        0.02         115,849.60         0.01
Nebraska...................................   12,291        0.21       2,339,420.06         0.20
Nevada.....................................   62,881        1.10      13,092,706.83         1.12
New Hampshire..............................   27,229        0.48       5,286,449.43         0.45
New Jersey.................................   77,399        1.35      18,358,818.21         1.57
New Mexico.................................   14,607        0.26       3,580,396.29         0.31
New York...................................  123,372        2.16      36,804,813.01         3.14
North Carolina.............................  225,044        3.94      42,002,627.27         3.59
North Dakota...............................      609        0.01          54,737.44         0.00
Ohio.......................................  139,670        2.44      32,714,690.71         2.79
Oklahoma...................................   51,620        0.90       9,251,470.35         0.79
Oregon.....................................   38,735        0.68       9,101,417.49         0.78
Other......................................   12,421        0.22       1,321,900.65         0.11
Pennsylvania...............................  180,844        3.16      44,569,572.54         3.81
Rhode Island...............................   26,226        0.46       6,182,111.43         0.53
South Carolina.............................   97,507        1.71      16,885,701.51         1.44
South Dakota...............................      620        0.01          65,404.24         0.01
Tennessee..................................  150,200        2.63      27,506,134.62         2.35
Texas......................................  527,466        9.22     119,639,288.96        10.22
Utah.......................................   36,361        0.64       6,939,107.28         0.59
Vermont....................................    4,593        0.08       1,233,981.81         0.11
Virginia...................................  261,557        4.57      47,702,545.01         4.08
Washington.................................   52,268        0.91      13,519,039.63         1.16
West Virginia..............................   17,934        0.31       3,495,087.96         0.30
Wisconsin..................................   36,790        0.64       6,943,448.08         0.59
Wyoming....................................    1,737        0.03         564,540.77         0.05
                                           ---------      ------  -----------------       ------
     TOTAL.................................5,718,176      100.00% $1,170,473,554.63       100.00%
                                           =========      ======  =================       ======

  Because the largest number of cardholders, based on billing address, whose Accounts were included in the trust as of November 30, 1999 were located in California, Florida and Texas, adverse changes in the economic conditions in these states could have a direct impact on the creation of receivables or the timing or amount of payments on the offered certificates.

                            MATURITY CONSIDERATIONS

  The offered certificates and the CTOs are scheduled to receive a single principal payment on the Expected Final Distribution Date following the accumulation of principal in the Principal Funding Account. We expect that the amount on deposit in the Principal Funding Account on the Expected Final Distribution Date will be sufficient to make these payments. We cannot assure you, however, that these payments will be made. If the actual payment rate on the receivables is lower than the payment rate that was assumed in structuring the Accumulation Period, the Principal Funding Account may not be funded as expected and the certificateholders may not be paid in full on the Expected Final Distribution Date. If the certificateholders are not paid in full on the Expected Final Distribution Date, an Early Amortization Event will occur with respect to series 2000-[__]. See "Description of the Offered Certificates -- Principal Payments -- Accumulation Period" beginning on page S-28 of this prospectus supplement for a further discussion of the Accumulation Period.

  The certificateholders will not receive principal payments before the Expected Final Distribution Date unless an Early Amortization Event occurs that results in the commencement of the Early Amortization Period. If the Early Amortization Period begins prior to the Expected Final Distribution Date, any amount then on deposit in the Principal Funding Account will be paid to the certificateholders and the holders of the CTOs on the first Distribution Date during the Early Amortization Period in the following order of priority:

     o to the Class A certificateholders until the Class A certificates have been paid in full;

     o if the Class A certificates have been paid in full, to the Class B certificateholders until the Class B certificates have been paid in full; and


     o if the Class B certificates have been paid in full, to the holders of the CTOs until the CTOs have been paid in full.

  On each subsequent Distribution Date during the Early Amortization Period, Available Principal Collections will be paid to the certificateholders in the following order of priority:

     o to the Class A certificateholders until the Class A certificates have been paid in full; and

     o if the Class A certificates have been paid in full, to the Class B certificateholders until the earlier of the date on which the Class B certificates have been paid in full and the Stated Series Termination Date.

  The Class B certificateholders will in no event begin to receive principal payments until the Class A certificates have been paid in full. If an Early Amortization Event occurs with respect to series 2000-[__], the certificateholders may begin to receive principal payments earlier than the Expected Final Distribution Date. See "Description of the Offered Certificates -- Principal Payments -- Early Amortization Period" beginning on page S-30 of this prospectus supplement for a further discussion of the Early Amortization Period. See "Description of the Offered Certificates -- Early Amortization
Events" beginning on  page  S-41 of  this  prospectus   supplement  and
"Description of the Securities -- Early Amortization Events" beginning on page 21 of the attached prospectus for a further discussion of the Early Amortization Events applicable to series 2000-[__].

  The following table sets forth the highest and lowest cardholder monthly payment rates for the Circuit City private label credit card portfolio for any month during the periods shown and the average cardholder monthly payment rates for all months during the periods shown. The payment rates are calculated for each month by dividing the total amount of collections received during that month, including recoveries on charged-off accounts, by the average receivables balance for that month. The collections received during each month include amounts that would constitute collections of Principal Receivables and amounts that would constitute collections of Finance Charge Receivables.

                              Monthly Payment Rate
                      Private Label Credit Card Portfolio

                                              Eleven Months Ended                        Twelve Months Ended
                                                  November 30,                              December 31,
                                        --------------------------------  -------------------------------------------------
                                             1999             1998             1998             1997             1996
                                        ---------------  ---------------  ---------------  ---------------  ---------------
Lowest Month..........................           11.68%           10.75%           10.75%           10.48%            9.40%
Highest Month.........................           15.45%           13.50%           13.50%           12.25%           12.49%
Monthly Average.......................           13.15%           12.11%           12.05%           11.43%           10.64%

  We cannot assure you that the future payment rates on the receivables in the trust will be similar to the historical payment rates for the private label credit card portfolio set forth in the table. See "Risk Factors -- If The Principal Payment Rate On The Receivables Declines, You May Receive Principal Payments Later Than The Expected Final Distribution Date" beginning on page S- [__] of this prospectus supplement for a further discussion of the events that could result in a decline in the rate at which principal payments are made on the receivables.

                        RECEIVABLE YIELD CONSIDERATIONS

  The following table sets forth the yield from periodic finance charges and fees billed to accounts in the Circuit City private label credit card portfolio for each of the periods shown. The historical yield percentages set forth in the table are calculated on an accrual basis. The amounts collected during any period in respect of the receivables in the trust are calculated on a cash basis.

                                Portfolio Yield
                      Private Label Credit Card Portfolio
                             (Dollars in Thousands)

                                              Eleven Months Ended                        Twelve Months Ended
                                                  November 30,                              December 31,
                                        --------------------------------  -------------------------------------------------
                                             1999             1998             1998             1997             1996
                                        ---------------  ---------------  ---------------  ---------------  ---------------
Average Total Receivables
Outstanding...........................      $1,172,766       $1,081,401       $1,094,533       $1,064,228       $1,020,993
Finance Charges Billed................      $  233,255       $  231,446       $  253,012       $  243,916       $  234,406
Yield from Finance Charges............           21.70%           23.35%           23.12%           22.92%           22.96%

  The average total receivables outstanding for any period equals the average of the principal balances outstanding at the beginning and end of each month during that period. The percentages for the eleven months ended November 30, 1999 and November 30, 1998 are annualized and are not necessarily indicative of actual results for the entire year.

  We cannot assure you that the future yield on the receivables in the trust will be similar to the historical yield percentages for the private label credit card portfolio set forth in the table. See "Risk Factors -- If The Yield On The Receivables Declines, You May Receive Principal Payments Earlier Than The Expected Final Distribution Date And May Be Unable To Reinvest That Principal In A Comparable Investment Security" beginning on page S-11 of this prospectus supplement for a further discussion of the events that could result in a decline in the yield on the receivables.

                                USE OF PROCEEDS

  The net proceeds from the sale of the offered certificates will be paid to FNANB. FNANB will use these proceeds to repay a portion of the series [______] variable funding certificates and for general corporate purposes. A portion of the series [______] variable funding certificates are owned by a multi-seller commercial paper vehicle administered by affiliates of [____________________].

                        RECENT FINANCIAL INFORMATION FOR
                             CIRCUIT CITY AND FNANB

  As of November 30, 1999, Circuit City had consolidated assets of approximately $4,248 million and equity of approximately $1,982 million.

  As of November 30, 1999, FNANB had assets of approximately $406.4 million and equity of approximately $200.7 million.

                    DESCRIPTION OF THE OFFERED CERTIFICATES

  The offered certificates will be issued by the trust under the master pooling and servicing agreement and a series supplement related to series 2000-[__]. The following is a summary of the material terms of the offered certificates. You should refer to the master pooling and servicing agreement and the series 2000-[__] supplement for a complete description of all terms of the offered certificates.

Book-Entry Registration

  The offered certificates will initially be issued in book-entry form. You may hold the offered certificates through DTC in the United States or through Cedelbank or Euroclear in Europe. See "Registration and Transfer of the Securities" beginning on page 29 in the attached prospectus for a further discussion of the book-entry registration system and the limited circumstances under which the offered certificates will be issued in fully registered, certificated form.

Interest Payments

  Each class of the offered certificates will accrue interest during each Interest Period at the interest rate applicable to that class. An Interest Period is the period from and including a Distribution Date, or, in the case of the initial Interest Period, from and including the Closing Date, to but excluding the following Distribution Date. Interest will be distributed on the [____________] 2000 Distribution Date and on each subsequent Distribution Date to the certificateholders in whose names the offered certificates were registered at the close of business on the last business day of the preceding month.

  The offered certificates will accrue interest at the following interest rates:

     o the interest rate applicable to the Class A certificates for each Interest Period is [____]% per annum [above LIBOR prevailing on the related LIBOR Determination Date]; and

     o the interest rate applicable to the Class B certificates for each Interest Period is [____]% per annum [above LIBOR prevailing on the related LIBOR Determination Date].

  The interest due on the Class A certificates on each Distribution Date will equal [one twelfth of] the product of:

     o    the Class A interest rate for the preceding Interest Period;

     o [a fraction, the numerator of which is the actual number of days in that preceding Interest Period and the denominator of which is 360]; and

     o the outstanding principal balance of the Class A certificates as of the close of business on the preceding Distribution Date or, in the case of the interest due on the initial Distribution Date, as of the Closing Date;

provided, however, that the interest due on the Class A certificates on the first Distribution Date will equal $[____________].

  The interest due on the Class B certificates on each Distribution Date will equal [one twelfth of] the product of:

     o    the Class B interest rate for the preceding Interest Period;

     o [a fraction, the numerator of which is the actual number of days in that preceding Interest Period and the denominator of which is 360]; and

     o the outstanding principal balance of the Class B certificates as of the close of business on the preceding Distribution Date or, in the case of the interest due on the initial Distribution Date, as of the Closing Date;

provided, however, that the interest due on the Class B certificates on the first Distribution Date will equal $[____________].

  If the interest due on any Distribution Date is not paid in full, the shortfall will be due on the next Distribution Date, together with additional interest on the amount of the shortfall at the applicable certificate interest rate plus 2.00% per annum. This additional interest will be payable only to the extent permitted by law.

  [The certificateholders may call the trustee at [(212) 250-6599] to obtain the interest rates applicable to the offered certificates for the current and preceding Interest Periods. This information will also be included in statements delivered to the certificateholders on each Distribution Date.]

  The interest due on any Distribution Date will be funded from Class A Available Funds or Class B Available Funds, as applicable, for that Distribution Date. If Class A Available Funds for any Distribution Date are not sufficient to pay the interest due on the Class A certificates on that Distribution Date, the shortfall will be funded from Excess Spread and Shared Excess Finance Charge Collections allocable to series 2000-[__] and Reallocated Principal Collections. If Class B Available Funds for any Distribution Date are not sufficient to pay the interest due on the Class B certificates on that Distribution Date, the shortfall will be funded from Excess Spread and Shared Excess Finance Charge Collections allocable to series 2000-[__] and Reallocated Principal Collections, in each case after applying those amounts, if needed, to fund the Class A Required Amount for that Distribution Date; provided, however, that collections of Principal Receivables allocated to the Class B certificates will not be reallocated to fund the interest due on the Class B certificates.

  The interest due on the CTOs and the Class D certificates on each Distribution Date will be calculated in accordance with the series 2000-[__] supplement. The weighted average interest rate applicable to the CTOs and the Class D certificates for each Interest Period will not exceed [____]% per annum above LIBOR prevailing on the related LIBOR Determination Date.

[The Interest Rate Caps]

  [On the Closing Date, FNANB will enter into the Interest Rate Caps with the Interest Rate Cap Provider. The Class A Interest Rate Cap and the Class B
Interest Rate Cap will be for the exclusive benefit of the Class A certificateholders and the Class B certificateholders, respectively. FNANB will assign to the trust, for the benefit of the Class A certificateholders and the Class B certificateholders, the right to payment under the Interest Rate Caps.

  The notional amount of the Class A Interest Rate Cap will, at all times prior to the termination of that cap, equal or exceed the sum of the Class A Invested Amount plus the amount on deposit in the Principal Funding Account in respect of the Class A certificates. On each Distribution Date on which the Class A interest rate for the preceding Interest Period exceeds [____]%, the Interest Rate Cap Provider will make a payment under the Class A Interest Rate Cap to the trust in an amount equal to the product of:

     o    the amount by which the Class A interest rate exceeds [____]%;

     o the notional amount of the Class A Interest Rate Cap for that Distribution Date; and

     o a fraction, the numerator of which is the actual number of days in that Interest Period and the denominator of which is 360.

Any amount paid under the Class A Interest Rate Cap on any Distribution Date will be included in Class A Available Funds for that Distribution Date. The Class A Interest Rate Cap will terminate on the earlier of the day the Class A certificates are paid in full and the day following the Stated Series Termination Date; provided, however, that the Class A Interest Rate Cap may be terminated on an earlier date if FNANB has obtained a substitute interest rate cap or alternative arrangement satisfactory to each rating agency rating the offered certificates that will not result in a reduction or withdrawal of the rating assigned by that rating agency to the offered certificates.

  The notional amount of the Class B Interest Rate Cap will, at all times prior to the termination of that cap, equal or exceed the sum of the Class B Invested Amount plus the amount on deposit in the Principal Funding Account in respect of the Class B certificates. On each Distribution Date on which the Class B interest rate for the preceding Interest Period exceeds [____]%, the Interest Rate Cap Provider will make a payment under the Class B Interest Rate Cap to the trust in an amount equal to the product of:

     o    the amount by which the Class B interest rate exceeds [____]%;

     o the notional amount of the Class B Interest Rate Cap for that Distribution Date; and

     o a fraction, the numerator of which is the actual number of days in that Interest Period and the denominator of which is 360.

  Any amount paid under the Class B Interest Rate Cap on any Distribution Date will be included in Class B Available Funds for that Distribution Date. The Class B Interest Rate Cap will terminate on the earlier of the day the Class B certificates are paid in full and the day following the Stated Series Termination Date; provided, however, that the Class B Interest Rate Cap may be terminated on an earlier date if the servicer has obtained a substitute interest rate cap or alternative arrangement satisfactory to each rating agency rating the offered certificates that will not result in a reduction or withdrawal of the rating assigned by that rating agency to the offered certificates.

  If the credit rating of the Interest Rate Cap Provider is reduced or withdrawn as specified in the Interest Rate Caps, the servicer will use its best efforts to obtain for each Interest Rate Cap a substitute interest rate cap or alternative arrangement satisfactory to each rating agency rating the offered certificates that will not result in a reduction or withdrawal of the rating assigned by that rating agency to the offered certificates.]

[The Interest Rate Cap Provider]

  [The following information has been obtained from the Interest Rate Cap Provider and has not been verified by FNANB or the underwriters. FNANB and the underwriters make no representation or warranty concerning the following information.

  The Interest Rate Cap Provider is [          ], a bankruptcy remote derivative
products company  headquartered  in  [         ]. The Interest Rate Cap Provider
was organized  in  [          ]. As  of November 30, 1999, the Interest Rate Cap
Provider  had  assets  of  approximately  $[         ]  million  and  equity  of
approximately $[         ] million.]

Principal Payments

  The principal due on any Distribution Date will be funded from Available Principal Collections for that Distribution Date. The timing and amount of principal payments to be made on any Distribution Date will depend on whether that Distribution Date occurs with respect to the Revolving Period or the Accumulation Period or during the Early Amortization Period.

  Revolving Period

  The Revolving Period will begin on the Closing Date and end on the earlier of the close of business on the day preceding the commencement of the Accumulation Period and the close of business on the day preceding the commencement of the Early Amortization Period. The certificateholders will not receive principal payments during the Revolving Period.

  On each Distribution Date with respect to the Revolving Period, the Available Principal Collections for that Distribution Date will be applied in the following order of priority:

     o if other series in group one require additional collections of Principal Receivables, the Available Principal Collections will be treated as Shared Principal Collections and applied to make required payments with respect to other series in group one;

     o if the Transferor Amount is less than the Minimum Transferor Amount, the remaining Available Principal Collections, if any, will be deposited in the Excess Funding Account; and

     o if the Transferor Amount equals or exceeds the Minimum Transferor Amount, the remaining Available Principal Collections, if any, will be paid to the holder of the Exchangeable Transferor Certificate.

  Accumulation Period

  The Accumulation Period is scheduled to begin at the close of business on the last day of the Revolving Period and end on the earliest of the close of business on the day preceding the commencement of the Early Amortization Period, the date on which the series 2000-[__] securities are paid in full and the Stated Series Termination Date. On or before each Distribution Date with respect to the Accumulation Period, the trustee will deposit the Available Principal Collections for that Distribution Date into the Principal Funding Account up to a specified amount. The amount on deposit in the Principal Funding Account is scheduled to be paid to the certificateholders and the holders of the CTOs on the Expected Final Distribution Date. The Accumulation Period is intended to enable the trust to make a single principal payment, rather than a series of principal payments, to the certificateholders and the holders of the CTOs.

  On or before each Distribution Date with respect to the Accumulation Period, the trustee will deposit into the Principal Funding Account an amount equal to the least of:

     o    the Available Principal Collections for that Distribution Date;

     o    the Controlled Deposit Amount for that Distribution Date; and

     o the sum of the Class A Invested Amount on that Distribution Date plus the Class B Invested Amount on that Distribution Date plus the CTO Invested Amount on that Distribution Date, in each case before giving effect to that deposit;

provided, however, that, if the Accumulation Period is suspended and then reinstated after the later of the date on which the Accumulation Period was scheduled to begin before giving effect to that suspension and the date to which the commencement of the Accumulation Period may be postponed in accordance with the series 2000-[__] supplement, the amount to be deposited into the Principal Funding Account on or before each Distribution Date with respect to the Accumulation Period will be calculated without regard to the Controlled Deposit Amount for that Distribution Date. See "-- Postponement of the Accumulation Period" beginning on page S-30 of this prospectus supplement for a discussion of the circumstances under which the commencement of the Accumulation Period may be postponed. See "-- Suspension of the Accumulation Period" beginning on page S-30 of this prospectus supplement for a discussion of the circumstances under which the Accumulation Period may be suspended.

  The amount on deposit in the Principal Funding Account on the Expected Final Distribution Date will be paid on that date in the following order of priority:

     o to the Class A certificateholders until the Class A certificates have been paid in full;

     o if the Class A certificates have been paid in full, to the Class B certificateholders until the Class B certificates have been paid in full; and

     o if the Class B certificates have been paid in full, to the holders of the CTOs until the CTOs have been paid in full;

provided, however, that, if the Early Amortization Period begins prior to the Expected Final Distribution Date, the amount on deposit in the Principal Funding Account on the first Distribution Date during the Early Amortization Period will be paid in that order of priority on that date. If the amount on deposit in the Principal Funding Account is not sufficient to pay the offered certificates in full on the Expected Final Distribution Date, that amount will be paid in that order of priority on that Distribution Date and the Early Amortization Period will begin on that Distribution Date.

  We expect that the amount on deposit in the Principal Funding Account on the Expected Final Distribution Date will be sufficient to make the principal payments scheduled to be made on that date. We cannot assure you, however, that these payments will be made. See "Maturity Considerations" beginning on page S-23 of this prospectus supplement for a further discussion of the circumstances under which principal payments might be made earlier or later than expected.

  On each Distribution Date with respect to the Accumulation Period, the amount, if any, by which the Available Principal Collections for that Distribution Date exceed the amount deposited into the Principal Funding Account on or in respect of that Distribution Date will be applied in the following order of priority:

     o if other series in group one require additional collections of Principal Receivables, the remaining Available Principal Collections, if any, will be treated as Shared Principal Collections and applied to make required payments with respect to other series in group one;

     o if the Transferor Amount is less than the Minimum Transferor Amount, the remaining Available Principal Collections, if any, will be deposited in the Excess Funding Account; and

     o if the Transferor Amount equals or exceeds the Minimum Transferor Amount, the remaining Available Principal Collections, if any, will be paid to the holder of the Exchangeable Transferor Certificate.

  Early Amortization Period

  The Early Amortization Period will begin on the date on which an Early Amortization Event occurs and will end on the earlier of the date on which the series 2000-[__] securities are paid in full and the Stated Series Termination Date. On each Distribution Date during the Early Amortization Period, Available Principal Collections for that Distribution Date will be paid to the Class A certificateholders until the Class A certificates have been paid in full and, if the Class A certificates have been paid in full, to the Class B certificateholders until the Class B certificates have been paid in full. See "-- Early Amortization Events" beginning on page S-41 of this prospectus supplement and "Description of the Securities -- Early Amortization Events" beginning on page 21 of the attached prospectus for a further discussion of the Early Amortization Events applicable to series 2000-[__].

Postponement of Accumulation Period

  The Accumulation Period is scheduled to begin at the close of business on the last day of the [____________] 20[__] Due Period. The servicer may elect to postpone the commencement of the Accumulation Period, however, if it determines that fewer than 12 months will be needed to accumulate in the Principal Funding Account an amount equal to the aggregate outstanding principal balance of the offered certificates and the CTOs.

  On each Determination Date prior to the commencement of the Accumulation Period, the servicer will calculate the amount of principal collections that it expects to receive during each Due Period prior to the Expected Final Distribution Date and, based on that calculation, will determine the number of months needed to accumulate in the Principal Funding Account an amount equal to the aggregate outstanding principal balance of the offered certificates and the CTOs. In making this determination, the servicer will, in general, consider:

     o the collections of Principal Receivables expected to be allocated to the certificateholders of other series, assuming a principal payment rate no greater than the lowest monthly principal payment rate for the preceding 12 months; and

     o    the  amount  of  principal   expected  to  be   distributable  to  the
          certificateholders of other series that are not expected to be in their revolving periods during the Accumulation Period.

  If the servicer determines that fewer than 12 months will be needed to accumulate in the Principal Funding Account an amount equal to the aggregate outstanding principal balance of the offered certificates and the CTOs, the servicer may elect to postpone the commencement of the Accumulation Period such that the number of months in the Accumulation Period equals or exceeds the number of months that the servicer determines will be needed to accumulate that amount; provided, however, that the length of the Accumulation Period may not be less than one month after giving effect to that postponement.

Suspension of Accumulation Period

  The servicer may elect to suspend the commencement of the Accumulation Period if it obtains a Qualified Maturity Agreement from a Qualified Institution. The commencement of the Accumulation Period will be suspended upon delivery by the servicer to the trustee of written notice of the suspension, a copy of the executed Qualified Maturity Agreement and an opinion of counsel to the effect that the Qualified Maturity Agreement constitutes a valid and enforceable obligation of the provider of that agreement. The servicer will pledge to the trustee, for the benefit of the certificateholders, all right, title and interest of the servicer in any Qualified Maturity Agreement.

  If the servicer obtains a Qualified Maturity Agreement, it will cause the provider of that agreement to deposit into the Principal Funding Account on the Expected Final Distribution Date an amount equal to the aggregate outstanding principal balance of the offered certificates and the CTOs on that Distribution Date; provided, however, that the servicer may instead elect to fund all or a portion of the deposit with the proceeds of the issuance of a new series or with Available Principal Collections. The amount on deposit in the Principal Funding Account on the Expected Final Distribution Date will be paid to the certificateholders and the holders of the CTOs as if the commencement of the Accumulation Period had not been suspended.

  The Qualified Maturity Agreement will terminate at the close of business on the Expected Final Distribution Date; provided, however, that:

     o the servicer may terminate the Qualified Maturity Agreement prior to the close of business on the Expected Final Distribution Date if it obtains a substitute Qualified Maturity Agreement from a Qualified Institution;

     o the servicer may terminate the Qualified Maturity Agreement prior to the close of business on the Expected Final Distribution Date if the institution providing the Qualified Maturity Agreement ceases to qualify as a Qualified Institution and the servicer is unable to obtain a substitute Qualified Maturity Agreement;

     o the servicer may terminate the Qualified Maturity Agreement prior to the close of business on the Expected Final Distribution Date if an Early Amortization Event occurs; and

     o the servicer may terminate the Qualified Maturity Agreement prior to the later of the date on which the Accumulation Period was scheduled to begin, before giving effect to the suspension of the Accumulation Period, and the date to which the commencement of the Accumulation Period may be postponed, as determined on the Determination Date preceding the termination of the Qualified Maturity Agreement.

  If the institution providing a Qualified Maturity Agreement ceases to qualify as a Qualified Institution, the servicer will, unless it elects to terminate the Qualified Maturity Agreement and is not required to obtain a substitute Qualified Maturity Agreement as described in the preceding proviso, use its best efforts to obtain a substitute Qualified Maturity Agreement.

  If a Qualified Maturity Agreement is terminated prior to the commencement of the Early Amortization Period and the servicer does not obtain a substitute Qualified Maturity Agreement, the Accumulation Period will begin on the latest of:

     o the date on which the Accumulation Period was scheduled to begin, before giving effect to the suspension of the Accumulation Period;

     o at the election of the servicer, the date to which the commencement of the Accumulation Period may be postponed, as determined on the Determination Date preceding the termination of the Qualified Maturity Agreement; and

     o the first day of the Due Period following the termination of the Qualified Maturity Agreement.

 The Principal Funding Account

  The servicer will establish and maintain with an Eligible Institution, for the benefit of the certificateholders and the holders of the CTOs, a segregated trust account designated as the Principal Funding Account. On or before each Distribution Date with respect to the Accumulation Period, the trustee will deposit into the Principal Funding Account all or a portion of the Available Principal Collections for that Distribution Date. The amount on deposit in the Principal Funding Account will be used to make principal payments to the certificateholders and the holders of the CTOs. See "-- Principal Payments -- Accumulation Period" beginning on page S-28 of this prospectus supplement for a further discussion of the administration of the Principal Funding Account.

  The servicer will direct the trustee to invest amounts on deposit in the Principal Funding Account in Eligible Investments that mature before the next Distribution Date. On each Distribution Date with respect to the Accumulation Period, all net investment earnings on funds on deposit in the Principal Funding Account received during the preceding Due Period will be withdrawn from the Principal Funding Account and applied as Class A Available Funds, Class B Available Funds or CTO Available Funds, in each case based on the applicable PFA Allocation Percentage for the preceding Due Period. If the net investment earnings on funds on deposit in the Principal Funding Account received during any Due Period are less than the Covered Amount for the following Distribution Date, the amount, if any, on deposit in the Reserve Account on that Distribution Date will be applied to fund the shortfall.

The Reserve Account

  The servicer will establish and maintain with an Eligible Institution, for the benefit of the certificateholders and the holders of the CTOs, a segregated trust account designated as the Reserve Account. The Reserve Account is intended to help assure the payment of interest on the offered certificates and the CTOs on each Distribution Date with respect to the Accumulation Period.

  The servicer will direct the trustee to invest amounts on deposit in the Reserve Account in Eligible Investments that mature before the next Distribution Date. On each Distribution Date, all net investment earnings on funds on deposit in the Reserve Account received during the preceding Due Period will be applied as follows:

     o if the amount on deposit in the Reserve Account is less than the Required Reserve Account Amount for that Distribution Date, the net investment earnings will be retained in the Reserve Account to the extent of that deficiency;

     o if the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount for that Distribution Date, the net investment earnings will be withdrawn from the Reserve Account and deposited into the Collection Account.

  The Reserve Account will have an initial balance of zero. On the Reserve Account Funding Date and on each subsequent Distribution Date prior to the termination of the Reserve Account, the trustee will deposit available Excess Spread and Shared Excess Finance Charge Collections allocated to series 2000- [__] for that Distribution Date into the Reserve Account as described in clause
(14) under "-- Application of Collections -- Excess Spread; Shared Excess Finance Charge Collections" beginning on page S-35 of this prospectus supplement until the amount on deposit in the Reserve Account equals the Required Reserve Account Amount for that Distribution Date; provided, however, that the trustee will not deposit amounts into the Reserve Account during any period that the Accumulation Period is suspended. If, on any Distribution Date, the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount for that Distribution Date, in each case after making any required deposits into or withdrawals from the Reserve Account, the trustee will withdraw that excess from the Reserve Account and distribute it to the holder of the Exchangeable Transferor Certificate in accordance with the series 2000-[__] supplement.

  On each Distribution Date with respect to the Accumulation Period and on the first Distribution Date during the Early Amortization Period, the servicer will withdraw from the Reserve Account and deposit into the Collection Account the lesser of:

     o    the  amount on  deposit in the  Reserve  Account on that  Distribution
          Date; and

     o the amount, if any, by which the Covered Amount for that Distribution Date exceeds the net investment earnings on funds on deposit in the Principal Funding Account received during the preceding Due Period.

  Any amount withdrawn from the Reserve Account and deposited into the Collection Account will be applied as Class A Available Funds, Class B Available Funds or CTO Available Funds as specified in the series 2000-[__] supplement. The Reserve Account will terminate on the earliest of:

     o the date on which the trust is terminated under the master pooling and servicing agreement;

     o    the date on which the series 2000-[__] securities are paid in full;

     o if the Accumulation Period has not commenced, the date on which an Early Amortization Event occurs with respect to series 2000-[__]; and

     o if the Accumulation Period has commenced, the earlier of the first Distribution Date during the Early Amortization Period and the Expected Final Distribution Date.

  On the date on which the Reserve Account is terminated, the trustee will withdraw the amount on deposit in the Reserve Account and distribute that amount to the holder of the Exchangeable Transferor Certificate in accordance with the series 2000-[__] supplement.

Credit Enhancement

  The Class B certificates, the CTOs and the Class D certificates will be subordinated to the Class A certificates to the extent necessary to fund various payments with respect to the Class A certificates. On each Distribution Date, collections of Principal Receivables allocated to the Class B certificates, the CTOs or the Class D certificates may be reallocated to pay the Class A Required Amount for that Distribution Date. If the Class D Invested Amount and the CTO Invested Amount have been reduced to zero, this reallocation will cause the Class B Invested Amount to be reduced. If and to the extent that the amount of this reduction is not reimbursed on subsequent Distribution Dates, the percentage of collections of Finance Charge Receivables allocated to the Class B certificates will be reduced and the Class B certificateholders will suffer losses with respect to their certificates.

  The CTOs and the Class D certificates will be subordinated to the Class B certificates to the extent necessary to fund various payments with respect to the Class B certificates. On each Distribution Date, collections of Principal Receivables allocated to the CTOs or the Class D certificates may be reallocated to pay the Class A Required Amount or the Class B Required Amount for that Distribution Date.

  See "-- Reallocation of Cash Flows; Investor Charge-Offs" beginning on page S-39 of this prospectus supplement for a further discussion of the reallocation of principal collections and the circumstances under which that reallocation will cause the Invested Amount to be reduced.

The Spread Account

  The servicer will establish and maintain with an Eligible Institution, for the benefit of the holders of the CTOs, a segregated trust account designated as the Spread Account. The Spread Account will have an initial balance of zero. On each Distribution Date, the trustee, acting at the written direction of the servicer, will deposit available Excess Spread and Shared Excess Finance Charge Collections allocated to series 2000-[__] for that Distribution Date into the Spread Account as described in clause (9) under "-- Application of Collections -- Excess Spread; Shared Excess Finance Charge Collections" beginning on page S-35 of this prospectus supplement. The amount on deposit in the Spread Account will be used, if needed, [to make interest and principal payments to the holders of the CTOs and to offset potential reductions in the CTO Invested Amount].

  The servicer will direct the trustee to invest amounts on deposit in the Spread Account in Eligible Investments that mature before the next Distribution Date. On each Distribution Date, all net investment earnings on funds on deposit in the Spread Account received during the preceding Due Period will be applied in accordance with the series 2000-[__] supplement. If, on any Distribution Date, the amount on deposit in the Spread Account exceeds the Required Spread Account Amount for that Distribution Date, in each case after making any required deposits into or withdrawals from the Spread Account on that Distribution Date, the trustee will withdraw that excess from the Spread Account and distribute it to the holder of the Exchangeable Transferor Certificate in accordance with the series 2000-[__] supplement.

  The certificateholders should not view the Spread Account as providing credit enhancement for the offered certificates. If amounts on deposit in the Spread Account are applied in a manner that prevents losses on the CTOs, however, the certificateholders may also benefit.

Allocation of Collections

  On each Determination Date, the servicer will allocate all collections of Finance Charge Receivables received during the preceding Due Period and all collections of Principal Receivables received during the preceding Due Period among series 2000-[__], each other outstanding series, the Transferor Interest and, to the extent provided in the series supplement for any other outstanding series, any provider of credit enhancement for that other series.

  The servicer will allocate collections of Finance Charge Receivables to series 2000-[__] as follows:

     o collections of Finance Charge Receivables received during any Due Period with respect to the Revolving Period or the Accumulation Period will be allocated to series 2000-[__] in an amount equal to the product of the amount of those collections and the Floating Allocation Percentage for that Due Period; and

     o collections of Finance Charge Receivables received during any Due Period during the Early Amortization Period will be allocated to series 2000-[__] in an amount equal to the product of the amount of those collections and the Fixed Allocation Percentage for that Due Period.

  On each Determination Date, the servicer will allocate collections of Finance Charge Receivables allocated on that date to series 2000-[__] among the Class A certificates, the Class B certificates, the CTOs and the Class D certificates.

  The servicer will allocate collections of Principal Receivables to series 2000-[__] as follows:

     o collections of Principal Receivables received during any Due Period during the Revolving Period will be allocated to series 2000-[__] in an amount equal to the amount of those collections and the Floating Allocation Percentage for that Due Period; and

     o collections of Principal Receivables received during any Due Period during the Accumulation Period or the Early Amortization Period will be allocated to series 2000-[__] in an amount equal to the product of the amount of those collections and the Fixed Allocation Percentage for that Due Period.

  On each Determination Date, the servicer will allocate collections of Principal Receivables allocated on that date to series 2000-[__] among the Class A certificates, the Class B certificates, the CTOs and the Class D certificates.

Application of Collections

  Payment of Interest, Fees and Other Items

  On each Distribution Date, the trustee, acting at the written direction of the servicer, will apply the Class A Available Funds for the preceding Due Period in the following order of priority:

     o an amount equal to the Class A Monthly Interest for that Distribution Date plus any unpaid Class A Monthly Interest for prior Distribution Dates plus any Class A Additional Interest for that Distribution Date will be distributed to the Class A certificateholders;

     o if FNANB is no longer the servicer, an amount equal to the Class A Servicing Fee for that Distribution Date plus any unpaid Class A Servicing Fees for prior Distribution Dates will be distributed to the servicer;

     o an amount equal to the Class A Allocable Amount for that Distribution Date will be treated as a portion of Available Principal Collections for that Distribution Date as described under "-- Application of Collections -- Payment of Principal" beginning on page S-37 of this prospectus supplement; and

     o the balance, if any, will constitute Excess Spread and will be allocated and applied as described under "-- Application of Collections -- Excess Spread; Shared Excess Finance Charge
          Collections" beginning on page S-35   of this prospectus supplement.

  On each Distribution Date, the trustee, acting at the written direction of the servicer, will apply the Class B Available Funds for the preceding Due Period in the following order of priority:

     o an amount equal to the Class B Monthly Interest for that Distribution Date plus any unpaid Class B Monthly Interest for prior Distribution Dates plus any Class B Additional Interest for that Distribution Date will be distributed to the Class B certificateholders;

     o if FNANB is no longer the servicer, an amount equal to the Class B Servicing Fee for that Distribution Date plus any unpaid Class B Servicing Fees for prior Distribution Dates will be distributed to the servicer; and

     o the balance, if any, will constitute Excess Spread and will be allocated and applied as described under "-- Application of Collections -- Excess Spread; Shared Excess Finance Charge
          Collections" beginning on page S-35   of this prospectus supplement.

  On each Distribution Date, the trustee, acting at the written direction of the servicer, will apply the CTO Available Funds for the preceding Due Period in the following order of priority:

     o if FNANB is no longer the servicer, an amount equal to the CTO Servicing Fee for that Distribution Date plus any unpaid CTO Servicing Fees for prior Distribution Dates will be distributed to the servicer; and

     o the balance, if any, will constitute Excess Spread and will be allocated and applied as described under "-- Application of Collections -- Excess Spread; Shared Excess Finance Charge
          Collections" beginning on page S-35   of this prospectus supplement.

  On each Distribution Date, the trustee, acting at the written direction of the servicer, will apply the Class D Available Funds for the preceding Due Period in the following order of priority:

     o if FNANB is no longer the servicer, an amount equal to the Class D Servicing Fee for that Distribution Date, plus any unpaid Class D Servicing Fees for prior Distribution Dates will be distributed to the servicer; and

     o the balance, if any, will constitute Excess Spread and will be allocated and applied as described under "-- Application of Collections -- Excess Spread; Shared Excess Finance Charge
          Collections" beginning on page S-35   of this prospectus supplement.

  Excess Spread; Shared Excess Finance Charge Collections

  On each Distribution Date, the trustee, acting at the written direction of the servicer, will apply the Excess Spread and Shared Excess Finance Charge Collections allocated to series 2000-[__] for the preceding Due Period in the following order of priority:

(1) an amount equal to the Class A Required Amount for that Distribution Date will be applied to fund the following items in the following order of priority:

     o the Class A Monthly Interest for that Distribution Date plus any unpaid Class A Monthly Interest for prior Distribution Dates and any Class A Additional Interest for that Distribution Date, in each case to the extent not able to be funded on that Distribution Date through the application of Class A Available Funds;

     o if FNANB is no longer the servicer, the Class A Servicing Fee for that Distribution Date plus any unpaid Class A Servicing Fee for prior Distribution Dates, in each case to the extent not able to be funded on that Distribution Date through the application of Class A Available Funds; and

     o an amount equal to the Class A Allocable Amount for that Distribution Date will, to the extent not funded on that Distribution Date through the application of Class A Available Funds, be treated as a portion of

          Available   Principal   Collections  for  that  Distribution  Date  as
          described   under  "--   Application  of  Collections  --  Payment  of
          Principal" beginning on page S-37 of this prospectus supplement;

(2) an amount equal to the aggregate amount of unreimbursed Class A Investor Charge-Offs will be treated as a portion of Available Principal Collections for that Distribution Date as described under "-- Application of Collections -- Payment of Principal" beginning on page S-37 of this prospectus supplement;

(3) an amount equal to the Class B Required Amount for that Distribution Date will be applied to fund the following items in the following order of priority:

     o the Class B Monthly Interest for that Distribution Date plus any unpaid Class B Monthly Interest for prior Distribution Dates plus any Class B Additional Interest for that Distribution Date, in each case to the extent not able to be funded on that Distribution Date through the application of Class B Available Funds;

     o if FNANB is no longer the servicer, the Class B Servicing Fee for that Distribution Date plus any unpaid Class B Servicing Fees for prior Distribution Dates, in each case to the extent not able to be funded on that Distribution Date through the application of Class B Available Funds; and

     o an amount equal to the Class B Allocable Amount for that Distribution Date will be treated as a portion of Available Principal Collections for that Distribution Date as described under "-- Application of Collections -- Payment of Principal" beginning on page S-37 of this prospectus supplement;

(4) an amount equal to the aggregate unreimbursed reductions of the Class B Invested Amount resulting from Class B Investor Charge-Offs, Reallocated Principal Collections or reductions made to fund the Class A Allocable Amount will be treated as a portion of Available Principal Collections for that Distribution Date as described under "-- Application of Collections -- Payment of Principal" beginning on page S-37 of this prospectus supplement;

(5) an amount equal to the CTO Monthly Interest for that Distribution Date plus any unpaid CTO Monthly Interest for prior Distribution Dates plus any CTO Additional Interest for that Distribution Date will be distributed to the holders of the CTOs;

(6) if FNANB is the servicer, an amount equal to the Class A Servicing Fee, the Class B Servicing Fee and the CTO Servicing Fee, in each case for that Distribution Date, or, if FNANB is no longer the servicer, the portion of that amount remaining unpaid, plus any unpaid Class A Servicing Fees, Class B Servicing Fees or CTO Servicing Fees, in each case for prior Distribution Dates will be distributed to the servicer;

(7) an amount equal to the CTO Allocable Amount for that Distribution Date will be treated as a portion of Available Principal Collections for that Distribution Date as described under "-- Application of Collections -- Payment of Principal" beginning on page S-37 of this prospectus supplement;

(8) an amount equal to the aggregate unreimbursed reductions of the CTO Invested Amount resulting from CTO Investor Charge-Offs, Reallocated Principal Collections or reductions made to fund the Class A Allocable Amount or the Class B Allocable Amount will be treated as a portion of Available Principal Collections for that Distribution Date as described under "-- Application of Collections -- Payment of Principal" beginning on
     page S-37   of this prospectus supplement;

(9) an amount equal to the excess, if any, of the Required Spread Account Amount for that Distribution Date over the amount on deposit in the Spread Account on that Distribution Date, in each case before making any required deposits into or withdrawals from the Spread Account on that Distribution Date, will be deposited into the Spread Account;

(10) an amount equal to the Class D Monthly Interest for that Distribution Date plus any unpaid Class D Monthly Interest for prior Distribution Dates plus any Class D Additional Interest for that Distribution Date will be distributed to the Class D certificateholders;

(11) if FNANB is the servicer, an amount equal to the Class D Servicing Fee for that Distribution Date, or, if FNANB is no longer the servicer, the portion of that amount remaining unpaid, plus any unpaid Class D Servicing Fees for prior Distribution Dates will be distributed to the servicer;

(12) an amount equal to the Class D Allocable Amount for that Distribution Date will be treated as a portion of Available Principal Collections for that Distribution Date as described under "-- Application of Collections -- Payment of Principal" beginning on page S-37 of this prospectus supplement;

(13) an amount equal to the aggregate unreimbursed reductions of the Class D Invested Amount resulting from Class D Investor Charge-Offs, Reallocated Principal Collections or reductions made to fund the Class A Allocable Amount, the Class B Allocable Amount or the CTO Allocable Amount will be treated as a portion of Available Principal Collections for that Distribution Date as described under "-- Application of Collections -- Payment of Principal" beginning on page S-37 of this prospectus supplement;

(14) an amount equal to the excess, if any, of the Required Reserve Account Amount for that Distribution Date over the amount on deposit in the Reserve Account on that Distribution Date will be deposited into the Reserve Account;

(15) an amount equal to the aggregate of any other amounts then due to the holders of the CTOs under the series 2000-[__] supplement will be applied in accordance with the series 2000-[__] supplement; and

(16) the balance, if any, will constitute Shared Excess Finance Charge Collections with respect to group one and will be applied to other series in group one or paid to the holder of the Exchangeable Transferor Certificate in accordance with the master pooling and servicing agreement.

  Payment of Principal

  On each Distribution Date with respect to the Revolving Period, the Available Principal Collections for the preceding Due Period will be treated as Shared Principal Collections for other series and applied as described under "Description of the Securities -- Shared Principal Collections" beginning on page 18 of the attached prospectus.

  On or before each Distribution Date with respect to the Accumulation Period, the trustee, acting at the written direction of the servicer, will apply the Available Principal Collections for the preceding Due Period in the following order of priority:

     o an amount equal to the Controlled Deposit Amount for that Distribution Date will be deposited into the Principal Funding Account for payment to the Class A certificateholders, the Class B certificateholders and the holders of the CTOs on the Expected Final Distribution Date; and

     o the balance, if any, will be treated as Shared Principal Collections for other series and applied as described under "Description of the Securities -- Shared Principal Collections" beginning on page 18 of the attached prospectus.

  On each Distribution Date during the Early Amortization Period, the trustee, acting at the written direction of the servicer, will apply the Available Principal Collections for the preceding Due Period plus, in the case of the first Distribution Date during the Early Amortization Period, any amount on deposit in the Principal Funding Account on that Distribution Date in the following order of priority:

     o an amount equal to the Class A Monthly Principal for that Distribution Date will be distributed to the Class A certificateholders;

     o an amount equal to the Class B Monthly Principal for that Distribution Date will be distributed to the Class B certificateholders;

     o an amount equal to the CTO Monthly Principal for that Distribution Date will be distributed to the holders of the CTOs;

     o an amount equal to the Class D Monthly Principal for that Distribution Date will be distributed to the Class D certificateholders; and

     o the balance, if any, will be treated as Shared Principal Collections for other series and applied as described under "Description of the Securities -- Shared Principal Collections" beginning on page 18 of the attached prospectus.

  You will receive the final interest and principal payment on your certificates no later than the Stated Series Termination Date. After the Stated Series Termination Date, the trust will have no further obligation to make interest or principal payments on the series 2000-[__] securities.

Allocation of Default Amount

  On each Determination Date, the servicer will allocate the Default Amount for the preceding Due Period to series 2000-[__] in an amount equal to the product of that Default Amount and the Floating Allocation Percentage for that Due
Period.  On each  Determination  Date,  the servicer  will  allocate the Default
Amount allocated on that date to series 2000-[__] among the Class A certificates, the Class B certificates, the CTOs and the Class D certificates. See "Description of the Securities -- Allocation of Default Amount" beginning on page 19 of the attached prospectus for a further discussion of the Default Amount.

Calculation of Series Adjustment Amount

  On each Determination Date, the servicer will calculate the Series Adjustment Amount as of the last day of the preceding Due Period as described under "Description of the Securities -- Calculation of Series Adjustment Amount" beginning on page 20 of the attached prospectus. On each Determination Date, the servicer will allocate the Series Adjustment Amount as of the last day of the preceding Due Period among the Class A certificates, the Class B certificates, the CTOs and the Class D certificates.

  The Series Adjustment Amount will be reduced to the extent that the aggregate amount of Principal Receivables in the trust increases, amounts allocable to series 2000-[__] are deposited into the Excess Funding Account, the principal balance of an outstanding series is reduced or a payment is made in respect of the Series Adjustment Amount. Any reduction in the Series Adjustment Amount will be allocated in the following order of priority:

     o to the Class A certificates to the extent of any reduction in the Class A Invested Amount attributable to an unreduced Series Adjustment Amount;

     o to the Class B certificates to the extent of any reduction in the Class B Invested Amount attributable to an unreduced Series Adjustment Amount;

     o to the CTOs to the extent of any reduction in the CTO Invested Amount attributable to an unreduced Series Adjustment Amount; and

     o to the Class D certificates to the extent of any reduction in the Class D Invested Amount attributable to an unreduced Series Adjustment Amount.

Calculation of Allocable Amounts

  On each Determination Date, the servicer will calculate the Class A Allocable Amount for the following Distribution Date. The Class A Allocable Amount for any Distribution Date represents the sum of the portion of the Default Amount for the preceding Due Period allocated to the Class A certificates plus the portion of the Series Adjustment Amount as of the last day of that Due Period allocated to the Class A certificates. On each Distribution Date, the Class A Allocable Amount will be included in calculating the Class A Required Amount, if any, for that Distribution Date.

  On each Determination Date, the servicer will calculate the Class B Allocable Amount for the following Distribution Date. The Class B Allocable Amount for any Distribution Date represents the sum of the portion of the Default Amount for the preceding Due Period allocated to the Class B certificates plus the portion of the Series Adjustment Amount as of the last day of that Due Period allocated to the Class B certificates. On each Distribution Date, the Class B Allocable Amount will be included in calculating the Class B Required Amount, if any, for that Distribution Date.

Reallocation of Cash Flows; Investor Charge-Offs

  Class A Investor Charge-Offs

  On each Determination Date, the servicer will calculate the Class A Required Amount, if any, for the following Distribution Date. The Class A Required Amount for any Distribution Date will be funded, to the extent necessary, from the following sources in the following order of priority:

     o Excess Spread and Shared Excess Finance Charge Collections allocated to series 2000-[__] on that Distribution Date and available for that purpose; and

     o collections of Principal Receivables received during the preceding Due Period allocated to the Class D certificates, the CTOs and the Class B certificates, which collections will be reallocated in that order of priority.

  If these sources are not sufficient to fund the Class A Required Amount for any Distribution Date, the Class D Invested Amount, the CTO Invested Amount and the Class B Invested Amount will be reduced on that Distribution Date, in that order of priority, by the amount of the deficiency; provided, however, that the Class D Invested Amount, the CTO Invested Amount and the Class B Invested Amount will not be reduced to fund the Class A Required Amount for any Distribution Date by more than the Class A Allocable Amount for that Distribution Date.

  If the reductions in the Class D Invested Amount, the CTO Invested Amount and the Class B Invested Amount on any Distribution Date are not sufficient to fund the Class A Allocable Amount for that Distribution Date, the Class A Invested Amount will be reduced by the amount of the deficiency. This reduction is referred to in this prospectus supplement as a Class A Investor Charge-Off and may adversely effect the timing or amount of payments on the Class A certificates. If you hold Class A certificates and the Class D Invested Amount, the CTO Invested Amount and the Class B Invested Amount are reduced to zero, you will bear directly the credit and other risks associated with your undivided interest in the trust.

  Any reduction in the Class A Invested Amount attributable to an inability to fund the Class A Allocable Amount for any Distribution Date will be reimbursed on subsequent Distribution Dates:

     o to the extent that Excess Spread and Shared Excess Finance Charge Collections allocated to series 2000-[__] are available for that purpose as described in clause (2) under "-- Application of Collections -- Excess Spread; Shared Excess Finance Charge Collections" beginning on page S-35 of this prospectus supplement; or

     o in the case of a reduction in the Class A Invested Amount resulting from the allocation of a Series Adjustment Amount, to the extent that a reduction in that Series Adjustment Amount is allocated to the Class
          A  certificates   as  described  under  "--  Calculation  of  Series
          Adjustment   Amount"   beginning  on  page  S-38  of  this  prospectus
          supplement.

  Class B Investor Charge-Offs

  On each Determination Date, the servicer will calculate the Class B Required Amount, if any, for the following Distribution Date. The Class B Required Amount for any Distribution Date will be funded, to the extent necessary, from the following sources in the following order of priority:

     o Excess Spread and Shared Excess Finance Charge Collections allocated to series 2000-[__] on that Distribution Date and not required to fund the Class A Required Amount or to reimburse Class A Investor Charge-Offs for that Distribution Date; and

     o collections of Principal Receivables received during the preceding Due Period allocated to the Class D certificates and the CTOs and not required to fund the Class A Required Amount for that Distribution Date, which collections will be reallocated in that order of priority.

  If these sources are not sufficient to fund the Class B Required Amount for any Distribution Date, the Class D Invested Amount and the CTO Invested Amount will be reduced on that Distribution Date, in that order of priority, by the amount of the deficiency; provided, however, that the Class D Invested Amount and the CTO Invested Amount will not be reduced to fund the Class B Required Amount for any Distribution Date by more than the Class B Allocable Amount for that Distribution Date.

  If the reductions in the Class D Invested Amount and the CTO Invested Amount on any Distribution Date are not sufficient to fund the Class B Allocable Amount for that Distribution Date, the Class B Invested Amount will be reduced by the amount of the deficiency. This reduction is referred to in this prospectus supplement as a Class B Investor Charge-Off and may adversely effect the timing or amount of payments on the Class B certificates. If you hold Class B certificates and the Class D Invested Amount and the CTO Invested Amount are reduced to zero, you will bear directly the credit and other risks associated with your undivided interest in the trust.

  Any reduction in the Class B Invested Amount attributable to an inability to fund the Class B Allocable Amount for any Distribution Date will be reimbursed on subsequent Distribution Dates:

     o to the extent that Excess Spread and Shared Excess Finance Charge Collections allocated to series 2000-[__] are available to reimburse Class B Investor Charge-Offs as described in clause (4) under "-- Application of Collections -- Excess Spread; Shared Excess Finance Charge Collections" beginning on page S-35 of this prospectus supplement; or

     o in the case of a reduction in the Class B Invested Amount resulting from the allocation of a Series Adjustment Amount, to the extent that a reduction in that Series Adjustment Amount is allocated to the Class B certificates as described under "- - Calculation of Series
          Adjustment   Amount"   beginning  on  page  S-38  of  this  prospectus
          supplement.

  CTO Investor Charge-Offs

  On each Determination Date, the servicer will calculate the CTO Allocable Amount, if any, for the following Distribution Date. If the CTO Allocable Amount for any Distribution Date exceeds the sum of:

     o the amount of Excess Spread and Shared Excess Finance Charge Collections allocated to series 2000-[__] and available to fund the CTO Allocable Amount on that Distribution Date as described in clause
          (7) under "--Application of Collections --Excess Spread; Shared Excess Finance Charge Collections" beginning on page S-35 of this prospectus supplement; plus

     o the amount available to be withdrawn from the Spread Account on that Distribution Date in accordance with the series 2000-[ ] supplement; plus

     o collections of Principal Receivables received during the preceding Due Period allocated to the Class D certificates and not required to fund the Class A Required Amount or the Class B Required Amount for that Distribution Date;

the Class D Invested Amount will be reduced on that Distribution Date by the amount of that excess. If the reduction in the Class D Invested Amount on any Distribution Date is not sufficient to fund the CTO Allocable Amount for that Distribution Date, the CTO Invested Amount will be reduced by the amount of the deficiency. This reduction is referred to in this prospectus supplement as a CTO Investor Charge-Off.

  Class D Investor Charge-Offs

  On each Determination Date, the servicer will calculate the Class D Allocable Amount, if any, for the following Distribution Date. If the Class D Allocable Amount for any Distribution Date exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections allocated to series 2000-[__] and available to fund the Class D Allocable Amount on that Distribution Date as described in clause (12) under "-- Application of Collections --Excess Spread; Shared Excess Finance Charge Collections" beginning on page S-35 of this prospectus supplement, the Class D Invested Amount will be reduced on that Distribution Date by the amount of that excess. This reduction is referred to in this prospectus supplement as a Class D Investor Charge-Off.

Early Amortization Events

  An Early Amortization Event will occur with respect to series 2000-[__] upon the occurrence of any of the events described under "Description of the Securities -- Early Amortization Events" beginning on page 21 of the attached prospectus or, upon satisfaction of various notice requirements, if any of the following events occurs:

(1) FNANB fails to make any payment or deposit when required under the master pooling and servicing agreement or within a five business day grace period;

(2) FNANB fails to observe or perform in any material respect any of its other covenants or agreements under the master pooling and servicing agreement and that failure continues unremedied for 60 days after written notice of that failure, requiring that it be remedied, is given to FNANB by the trustee, or to FNANB and the trustee by the holders of not less than 25% of the Invested Amount, and that failure materially and adversely affects the interests of the holders of the securities of any outstanding series;

(3) any representation or warranty made by FNANB in the master pooling and servicing agreement or the series 2000-[__] supplement proves to have been incorrect in any material respect when made, that representation or warranty continues to be incorrect in any material respect for 60 days after written notice of that incorrectness, requiring that it be remedied, is given to FNANB by the trustee, or to FNANB and the trustee by the holders of not less than 25% of the Invested Amount, and that incorrectness materially and adversely affects the interests of the holders of the securities of any outstanding series; provided, however, that if that representation or warranty relates to a particular receivable or group of receivables, an Early Amortization Event will not occur if FNANB has accepted reassignment of that receivable or group of receivables during that 60-day period, or during such longer period not to exceed 90 days as the trustee may specify, in accordance with the master pooling and servicing agreement;

(4)  various events of bankruptcy, insolvency,   receivership or conservatorship
     occur with respect to FNANB or Circuit City;

(5) a Servicer Default occurs that has a material adverse effect on the series 2000-[__] securities;

(6) FNANB fails to designate Designated Additional Accounts or cause the trust to repurchase the securities of other series when required to do so under the master pooling and servicing agreement;

(7) the average of the Portfolio Yields for any three consecutive Due Periods is less than the average of the Base Rates for those Due Periods;

(8) [the Interest Rate Cap Provider fails to make any payment when required under the Class A Interest Rate Cap or the Class B Interest Rate Cap or within a five business day grace period]; or

(9) the Class A certificates, the Class B certificates or the CTOs are not paid in full on the Expected Final Distribution Date.

  If an event described in clause (1), (2) or (4) above occurs, an Early Amortization Event will be deemed to have occurred with respect to series 2000- [__] only if the trustee, by written notice to FNANB and the servicer, or the holders of more than 50% of the Invested Amount, by written notice to FNANB, the servicer and the trustee, declare that an Early Amortization Event has occurred. Any such Early Amortization Event will be deemed to have occurred as of the date of that notice.

  If an event described in clause (3), (5), (6), (7), (8) or (9) above occurs, an Early Amortization Event will be deemed to have occurred with respect to all outstanding series immediately upon the occurrence of that event without any notice or other action by the trustee or the certificateholders.

Servicing Compensation

  The servicer receives a monthly fee for its servicing activities under the master pooling and servicing agreement. The share of the monthly servicing fee allocated to series 2000-[__] for each Distribution Date will equal one-twelfth of the product of 2.00% and the Invested Amount as of the last day of the preceding Due Period; provided, however, that the monthly servicing fee allocated to series 2000-[__] for the first Distribution Date will equal $[____________]. The monthly servicing fee allocated to series 2000-[__] for each Distribution Date will be allocated among the Class A certificates, the Class B certificates, the CTOs and the Class D certificates.

  The Class A Servicing Fee, the Class B Servicing Fee, the CTO Servicing Fee and the Class D Servicing Fee for each Distribution Date will be payable on that Distribution Date only to the extent that funds are available to make those payments. If the monthly servicing fee due on any Distribution Date is not paid in full, the shortfall will be due on the next Distribution Date. The share of the monthly servicing fee not allocated to series 2000-[__] will be paid by FNANB or from amounts allocated to other series. In no event will the trust, the trustee or the holders of the series 2000-[__] securities be liable for the share of the monthly servicing fee to be paid by FNANB or from amounts allocated to other series.

Amendments Relating to FASIT Election

  Each holder of the series 2000-[__] securities, by acquiring an interest in a series 2000-[__] security, will be deemed to have consented to any amendment to the master pooling and servicing agreement or the series 2000-[__] supplement necessary for FNANB to elect FASIT status for the trust or any portion of the trust. FNANB may only elect FASIT status for the trust if it delivers to the trustee an opinion of counsel to the effect that:

     o the issuance of FASIT regular interests will not adversely affect the tax characterization as debt of the securities of any outstanding series or class for which an opinion of counsel was delivered at the time of their issuance that those securities would be characterized as debt;

     o following the issuance of FASIT regular interests, the trust will not be classified for federal income tax purposes as an association, or publicly traded partnership, taxable as a corporation; and

     o    the issuance of FASIT regular  interests  will not cause or constitute
          an  event  in  which  gain  or  loss  would  be   recognized   by  any
          certificateholder of any series.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

  The  following   discussion   summarizes  the  federal  income  tax  treatment
applicable to the offered certificates. See "Material Federal Income Tax Consequences" beginning on page 42 of the attached prospectus for a further discussion of the material federal income tax consequences of the purchase, ownership and disposition of the offered certificates.

  This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended, existing and proposed Treasury regulations promulgated under the Internal Revenue Code and published rulings and court decisions in effect as of the date of this prospectus supplement, all of which are subject to change, possibly with retroactive effect. Any changes in these provisions, regulations, rulings or decisions could modify or adversely affect the tax consequences summarized below. We will not seek a ruling from the IRS with respect to any of the federal income tax consequences discussed in this prospectus supplement and cannot assure you that the IRS will not challenge the conclusions reached in this prospectus supplement.

  The opinion of McGuire, Woods, Battle & Boothe, LLP, special tax counsel to FNANB, described in this prospectus supplement assumes that all relevant parties will comply with the terms of the master pooling and servicing agreement, the series 2000-[__] supplement and all related documents. If the relevant parties fail to comply with the terms of the master pooling and servicing agreement, the series 2000-[__] supplement or any related document, the conclusions of special tax counsel reached in the opinion and the discussion of the federal income tax consequences set forth in this prospectus supplement may not be accurate.

Tax Treatment of the Certificates

  FNANB expresses in the master pooling and servicing agreement its intent that, for federal, state and local income and franchise tax purposes, the offered certificates will be indebtedness secured by the receivables in the trust. FNANB has agreed, and each certificateholder and Certificate Owner, by acquiring an interest in an offered certificate, will be deemed to agree, to treat the offered certificates as indebtedness for federal, state and local income and franchise tax purposes except to the extent that different treatment is explicitly required under state or local tax statutes. Because different criteria are used to determine the non-tax accounting characterization of the transaction contemplated by the master pooling and servicing agreement and the series 2000-[__] supplement, FNANB expects to treat the transaction, for regulatory and financial accounting purposes, as a sale of an ownership interest in the receivables and not as a secured loan.

  In general, whether a sale of property constitutes, for federal income tax purposes, a sale of an ownership interest in that property or a loan the repayment of which is secured by that property is a question of fact, the resolution of which is based upon the economic substance of the transaction. While the IRS and the courts have set forth several factors to be taken into account in determining whether the substance of a transaction is a sale or a secured loan for federal income tax purposes, the primary factor in making this determination in connection with the transaction contemplated by the master pooling and servicing agreement and the series 2000-[__] supplement is whether FNANB has assumed the risk of loss or other economic burdens relating to the receivables and has retained the benefits of ownership of the receivables.

  McGuire, Woods, Battle & Boothe LLP, special tax counsel to FNANB, is of the opinion that, under current law and based on its analysis of the transaction contemplated by the master pooling and servicing agreement and the series 2000- [__] supplement, although no transaction closely comparable to that transaction has been the subject of any Treasury regulation, revenue ruling or judicial decision, the offered certificates will be treated as indebtedness for federal income tax purposes.

                              ERISA CONSIDERATIONS

  ERISA and the Internal Revenue Code impose requirements on Plans and Plan fiduciaries. A Plan fiduciary considering an investment in the offered certificates should determine, among other factors, whether that investment is permitted under the governing Plan, is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio and is prudent considering the factors discussed in this prospectus supplement and the attached prospectus.

  ERISA and the Internal Revenue Code prohibit various transactions involving the assets of a Plan and persons referred to as parties in interest under ERISA or disqualified persons under the Internal Revenue Code. A prohibited transaction may subject disqualified persons to excise taxes and Plan fiduciaries to other liabilities. A Plan fiduciary considering an investment in the offered certificates should also consider whether that investment might constitute a prohibited transaction under ERISA or the Internal Revenue Code.

  A transaction involving the operation of the trust might constitute a prohibited transaction under ERISA and the Internal Revenue Code if assets of the trust were deemed to be assets of an investing Plan. We believe that the offered certificates are likely to be deemed to be assets of an investing Plan for purposes of ERISA and the Internal Revenue Code unless an exception is available under the plan asset regulations.

Class A Certificates

  The assets of the trust will not be deemed to be assets of a Plan that invests in the Class A certificates if the Class A certificates qualify as publicly offered securities under the plan asset regulations. A publicly-offered security is a security that is freely transferable, part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another and either:

     o    part of a class of securities registered under the Exchange Act; or

     o sold to the Plan as part of an offering of securities to the public under the Securities Act; provided, however, that the class of securities of which the security is a part must be registered under the Exchange Act within 120 days, or later if allowed by the SEC, after the end of the fiscal year of the issuer during which the offering of the securities to the public occurred.

  The underwriters of the Class A certificates expect that the Class A certificates will qualify as publicly offered securities under the plan asset regulations. We cannot assure you that the Class A certificates will be held by 100 or more independent investors, however, and no monitoring or other measures will be taken to insure that this requirement of the publicly offered security exception will be satisfied. If the Class A certificates do not qualify as publicly offered securities under the plan asset regulations, the assets of the trust may be deemed to be assets of any Plan that invests in the Class A certificates. In that event, transactions involving the trust and either parties in interest or disqualified persons with respect to an investing Plan might be prohibited under ERISA or the Internal Revenue Code and could subject disqualified persons to excise taxes and Plan fiduciaries to other liabilities.

Class B Certificates

  The underwriters of the Class B certificates do not expect that the Class B certificates will be held by at least 100 independent investors, and, therefore, we do not expect that the Class B certificates will qualify as publicly-offered securities under the plan asset regulations. As a result, the Class B certificates may not be acquired or held by a Plan. Each Class B certificateholder will be deemed, by its acceptance of a Class B certificate, to have represented and warranted that it is not a Plan.

Consultation with Counsel

  We suggest that Plan fiduciaries or other persons considering an investment in the offered certificates on behalf of or with the assets of a Plan consult their own counsel concerning the consequences to the Plan of that investment, including the consequences to the Plan if the assets of the trust were to become subject to the fiduciary and prohibited transaction rules of ERISA and the Internal Revenue Code.

                                  UNDERWRITING

  FNANB has agreed to sell to each underwriter listed below, and that underwriter has agreed to purchase, the principal amount of offered certificates of each class set forth next to that underwriter's name.

                                                                              Principal Amount of
Underwriters                                                                  Class A Certificates
--------------                                                               ----------------------

  [------------------------------]...........................................  $[------------]
  [------------------------------]...........................................   [------------]
  [------------------------------]...........................................   [------------]
                                                                               ---------------
     Total...................................................................  $[____________]
                                                                               ===============

                                                                              Principal Amount of
Underwriters                                                                  Class B Certificates
--------------                                                               ----------------------

  [------------------------------]...........................................  $[------------]
  [------------------------------]...........................................   [------------]
  [------------------------------]...........................................   [------------]
                                                                               ---------------
     Total...................................................................  $[____________]
                                                                               ===============

  The  underwriters'  obligation  to acquire  the offered  certificates  will be subject to various conditions. The underwriters will offer the offered certificates for sale only if the trust issues the offered certificates and all conditions to the issuance of the offered certificates are satisfied or waived. The underwriters have agreed to purchase all of the offered certificates if any of the offered certificates is purchased.

  The underwriters of the Class A certificates propose initially to offer the Class A certificates to the public at the price set forth on the cover page of this prospectus supplement and to dealers at that price less concessions not in excess of [____]% of the principal amount of the Class A certificates. The underwriters may allow, and dealers may reallow, concessions not in excess of [____]% of the principal amount of the Class A certificates to brokers and dealers. After the initial public offering, the underwriters may change the public offering price and other selling terms applicable to the Class A certificates.

  The underwriters of the Class B certificates propose initially to offer the Class B certificates to the public at the price set forth on the cover page of this prospectus supplement and to dealers at that price less concessions not in excess of [____]% of the principal amount of the Class B certificates. The underwriters may allow, and dealers may reallow, concessions not in excess of [____]% of the principal amount of the Class B certificates to brokers and dealers. After the initial public offering, the underwriters may change the public offering price and other selling terms applicable to the Class B certificates.

  The public offering price, the underwriting discounts and commissions and the proceeds to FNANB, each expressed as a percentage of the principal amount of each class of the offered certificates and as a dollar amount, are as follows:

                                                                 Per Class A         Per Class B
                                                                 Certificate         Certificate            Total
                                                              ------------------  ------------------  -----------------
Public Offering Price                                              [____]%             [____]%         $[___________]
Underwriting Discounts and Commissions                             [____]%             [____]%          [___________]
                                                                                                      -----------------
Proceeds to FNANB                                                  [____]%             [____]%         $[___________]
                                                                                                      =================

  FNANB estimates that additional offering expenses will equal $[____________].

  FNANB will indemnify the underwriters against various liabilities, including liabilities under the federal securities laws or will contribute to any amounts the underwriters may be required to pay with respect to those liabilities.

  Until the distribution of the offered certificates is completed, the rules of the SEC may limit the ability of the underwriters and selling group members to bid for and purchase the offered certificates. As an exception to these rules, the underwriters will be permitted to engage in over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids with respect to the offered certificates in accordance with Regulation M under the Exchange Act. See "Plan of Distribution" beginning on page 49 of the attached prospectus for a further discussion of these transactions and their potential effect on the price of the offered certificates.

  Each underwriter has represented and agreed that:

     o it has not offered or sold and will not offer or sell the offered certificates to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments, as principal or agent, for the purpose of their businesses or otherwise in circumstances which do not constitute an offer to the public in the United Kingdom for purposes of the Public Offers of Securities Regulations 1995;

     o it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the offered certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996, as amended, or is a person to whom the document may otherwise lawfully be issued or passed on;

     o it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the offered certificates in, from or otherwise involving the United Kingdom; and

     o if that underwriter is an authorized person under the Financial Services Act 1986, it has only promoted and will only promote, as that term is defined in Regulation 1.02 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991, to any person in the United Kingdom the scheme described in this prospectus supplement if that person is of a kind described either in Section 76(2) of the Financial Services Act 1986 or in Regulation 1.04 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991.

                                 LEGAL MATTERS

  Various legal matters relating to the issuance of the offered certificates and various federal income tax matters relating to the trust and the offered certificates will be passed upon for FNANB by McGuire, Woods, Battle & Boothe LLP, Richmond, Virginia. Various legal matters relating to the issuance of the offered certificates will be passed upon for the underwriters by Orrick, Herrington & Sutcliffe LLP, Washington, D.C.

                           GLOSSARY OF DEFINED TERMS

  "Accumulation Period" means the period commencing at the close of business on the last day of the [____________] 20[__] Due Period, or such later date on which the Accumulation Period may commence following a postponement of the commencement of the Accumulation Period as described under "Description of the Offered Certificates -- Postponement of Accumulation Period" beginning on page S-30 of this prospectus supplement or a suspension of the Accumulation Period as described under "Description of the Offered Certificates -- Suspension of Accumulation Period" beginning on page S-30 of this prospectus supplement, and ending on the earliest of:

     o the close of business on the day preceding the commencement of the Early Amortization Period;

     o    the date on which the series  2000-[__]  securities  are paid in full;
          and

     o    the Stated Series Termination Date.

  "Adjusted Invested Amount" means, as of any date, the Invested Amount as of that date plus the amount on deposit in the Principal Funding Account as of that date.

  "Available Principal Collections" means, for any Distribution Date:

     o in the case of any Distribution Date with respect to the Revolving Period, the Floating Allocation Percentage of all collections of Principal Receivables received during the preceding Due Period; plus

     o in the case of any Distribution Date with respect to the Accumulation Period or during the Early Amortization Period, the Fixed Allocation Percentage of all collections of Principal Receivables received during the preceding Due Period; plus

     o any Class A Available Funds to be treated as Available Principal Collections on that Distribution Date as described under "Description of the Offered Certificates -- Application of Collections -- Payment of Interest, Fees and Other Items" beginning on page S-34 of this prospectus supplement; plus

     o any available Excess Spread or Shared Excess Finance Charge Collections to be treated as Available Principal Collections on that Distribution Date as described under "Description of the Offered Certificates -- Application of Collections -- Excess Spread; Shared Excess Finance Charge Collections" beginning on page S-35 of this prospectus supplement; plus

     o    the  amount  of  Shared  Principal  Collections  allocated  to  series
          2000-[__]  on  that  Distribution   Date;  plus

     o during the Early Amortization Period, amounts, if any, on deposit in the Excess Funding Account allocated to series 2000-[__] on that Distribution Date; minus

     o the amount of Reallocated Principal Collections applied on that Distribution Date.

  "Average Excess Spread Percentage" means, for any Distribution Date, the average of the Excess Spread Percentages for the three consecutive Due Periods preceding that Distribution Date.

  "Base Rate" means, for any Due Period:

     o the annualized percentage equivalent of a fraction, the numerator of which is the sum of the Class A Monthly Interest, the Class B Monthly Interest, the CTO Monthly Interest and the Class D Monthly Interest, in each case for the following Distribution Date, and the denominator of which is the Adjusted Invested Amount as of the last day of the preceding Due Period; plus

     o the product of 2.00% per annum and a fraction, the numerator of which is the Invested Amount as of the last day of that preceding Due Period and the denominator of which is the Adjusted Invested Amount as of the last day of that preceding Due Period.

  "Class A Additional Interest" means, for any Distribution Date, interest on any interest amounts that were due but not paid to the Class A certificateholders on a prior Distribution Date, which interest will accrue at a rate equal to the Class A interest rate for the preceding Interest Period plus 2.00% per annum.

  "Class A Adjustment Amount" means, for any Distribution Date, the product of:

     o the Series Adjustment Amount as of the last day of the preceding Due Period; and

     o the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount and the denominator of which is the Invested Amount, in each case as of the last day of the Due Period preceding that preceding Due Period.

  "Class A Allocable Amount" means, for any Distribution Date, the Class A Default Amount for that Distribution Date plus the Class A Adjustment Amount for that Distribution Date.

  "Class A Available Funds" means, for any Due Period:

     o in the case of any Due Period during the Revolving Period or the Accumulation Period, the Class A Floating Allocation Percentage of all collections of Finance Charge Receivables received during that Due Period, including the net investment earnings, if any, on funds on deposit in the Excess Funding Account to be treated as collections of Finance Charge Receivables in accordance with the series 2000-[__] supplement; plus

     o in the case of any Due Period during the Early Amortization Period, the Class A Fixed Allocation Percentage of all collections of Finance Charge Receivables received during that Due Period, including the net investment earnings, if any, on funds on deposit in the Excess Funding Account to be treated as collections of Finance Charge Receivables in accordance with the series 2000-[__] supplement; plus

     o [the amount, if any, paid to the trust on the following Distribution Date under the Class A Interest Rate Cap as described under "Description of the Offered Certificates -- The Interest Rate Caps" beginning on page S-27 of this prospectus supplement]; plus

     o the applicable PFA Allocation Percentage of all net investment earnings, if any, on funds on deposit in the Principal Funding Account received during that Due Period; plus

     o the amount, if any, to be withdrawn from the Reserve Account and applied as Class A Available Funds on the following Distribution Date in accordance with the series 2000-[__] supplement; plus

     o the net investment earnings, if any, on funds on deposit in the Reserve Account received during that Due Period to be withdrawn from the Reserve Account and applied as Class A Available Funds on that following Distribution Date in accordance with the series 2000-[__] supplement.

  "Class A Default Amount" means, for any Distribution Date, an amount equal to the product of the Default Amount for the preceding Due Period and the Class A Floating Allocation Percentage for that preceding Due Period.

  "Class A Fixed Allocation Percentage" means, for any Due Period, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount as of the end of the last day of the Revolving Period and the denominator of which is equal to the greater of:

     o the aggregate amount of Principal Receivables in the trust, other than Principal Receivables that have been charged-off, as of the end of the last day of the preceding Due Period or, in the case of the initial Due Period applicable to series 2000-[__], as of the Closing Date plus the amount on deposit in the Excess Funding Account as of the end of that last day; and

     o the sum of the numerators used to calculate the corresponding allocation percentages for all outstanding series.

  "Class A Floating Allocation Percentage" means, for any Due Period, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount as of the end of the last day of the preceding Due Period or, in the case of the initial Due Period applicable to series 2000-[__], the Class A Initial Invested Amount and the denominator of which is equal to the greater of:

     o the aggregate amount of Principal Receivables, other than Principal Receivables that have been charged-off, in the trust as of the end of that last day or, in the case of the initial Due Period applicable to series 2000-[__], as of the Closing Date plus the amount on deposit in the Excess Funding Account as of the end of that last day; and

     o the sum of the numerators used to calculate the corresponding allocation percentages for all outstanding series.

 "Class A Initial Invested Amount" means $[____________].

  ["Class A Interest Rate Cap" means the interest rate protection agreement between the trust and the Interest Rate Cap Provider entered into for the exclusive benefit of the Class A certificateholders].

  "Class A Invested Amount" means, as of any date, the Class A Initial Invested Amount minus the amount on deposit in the Principal Funding Account on that date in respect of the Class A certificates minus the aggregate amount of principal payments made to the Class A certificateholders prior to that date minus the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates plus the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates to reimburse Class A Investor Charge-Offs plus, without duplication, reductions of the Class A Adjustment Amount for all prior Distribution Dates; provided, however, that the Class A Invested Amount may not be less than zero.

  "Class A Investor Charge-Offs" means, for any Distribution Date, the amount of any reduction in the Class A Invested Amount made to fund the Class A Allocable Amount for that Distribution Date as described under "Description of the Offered Certificates -- Reallocation of Cash Flows; Investor Charge-Offs -- Class A Investor Charge-Offs" beginning on page S-39 of this prospectus supplement.

  "Class A Monthly Interest" means, for any Distribution Date, [one twelfth of] the product of:

     o    the Class A interest rate for the preceding Interest Period;

     o [a fraction, the numerator of which is the actual number of days in that preceding Interest Period and the denominator of which is 360]; and

     o the outstanding principal balance of the Class A certificates as of the close of business on the preceding Distribution Date or, in the case of the initial Distribution Date, as of the Closing Date;

[provided, however, that Class A Monthly Interest for the initial Distribution Date will equal $[____________]].

  "Class A Monthly Principal" means, for any Distribution Date during the Early Amortization Period, the lesser of the Available Principal Collections for that Distribution Date and the outstanding principal balance of the Class A certificates as of that Distribution Date.

  "Class A Required Amount" means, for any Distribution Date, the amount, if any, by which:

     o the Class A Monthly Interest for that Distribution Date plus any unpaid Class A Monthly Interest for prior Distribution Dates plus any Class A Additional Interest for that Distribution Date plus, if FNANB is no longer the servicer, the Class A Servicing Fee for that Distribution Date plus any unpaid Class A Servicing Fees for prior Distribution Dates plus the Class A Allocable Amount for that Distribution Date; exceeds

     o    the Class A Available Funds for the preceding Due Period.

  "Class A Servicing Fee" means, for any Distribution Date, one-twelfth of the product of 2.00% and the Class A Invested Amount as of the last day of the preceding Due Period; provided, however, that the Class A Servicing Fee for the initial Distribution Date will equal $[____________].

  "Class B Additional Interest" means, for any Distribution Date, interest on any interest amounts that were due but not paid to the Class B certificateholders on a prior Distribution Date, which interest will accrue at a rate equal to the Class B interest rate for the preceding Interest Period plus 2.00% per annum.

  "Class B Adjustment Amount" means, for any Distribution Date, the product of:

     o the Series Adjustment Amount as of the last day of the preceding Due Period; and

     o the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount and the denominator of which is the Invested Amount, in each case as of the last day of the Due Period preceding that preceding Due Period.

  "Class B Allocable Amount" means, for any Distribution Date, the Class B Default Amount for that Distribution Date plus the Class B Adjustment Amount for that Distribution Date.

  "Class B Available Funds" means, for any Due Period:

     o in the case of any Due Period during the Revolving Period or the Accumulation Period, the Class B Floating Allocation Percentage of all collections of Finance Charge Receivables received during that Due Period, including the net investment earnings, if any, on funds on deposit in the Excess Funding Account to be treated as collections of Finance Charge Receivables in accordance with the series 2000-[__] supplement; plus

     o in the case of any Due Period during the Early Amortization Period, the Class B Fixed Allocation Percentage of all collections of Finance Charge Receivables received during that Due Period, including the net investment earnings, if any, on funds on deposit in the Excess Funding Account to be treated as collections of Finance Charge Receivables in accordance with the series 2000-[__] supplement; plus

     o [the amount, if any, paid to the trust on the following Distribution Date under the Class B Interest Rate Cap as described under "Description of the Offered Certificates -- The Interest Rate Caps" beginning on page S-27 of this prospectus supplement]; plus

     o the applicable PFA Allocation Percentage of all net investment earnings, if any, on funds on deposit in the Principal Funding Account received during that Due Period; plus

     o the amount, if any, to be withdrawn from the Reserve Account and applied as Class B Available Funds on the following Distribution Date in accordance with the series 2000-[__] supplement; plus

     o the net investment earnings, if any, on funds on deposit in the Reserve Account received during that Due Period to be withdrawn from the Reserve Account and applied as Class B Available Funds on that following Distribution Date in accordance with the series 2000-[__] supplement.

  "Class B Default Amount" means, for any Distribution Date, an amount equal to the product of the Default Amount for the preceding Due Period and the Class B Floating Allocation Percentage for that preceding Due Period.

  "Class B Fixed Allocation Percentage" means, for any Due Period, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount as of the end of the last day of the Revolving Period and the denominator of which is equal to the greater of:

     o the aggregate amount of Principal Receivables in the trust, other than Principal Receivables that have been charged-off, as of the end of the last day of the preceding Due Period or, in the case of the initial Due Period applicable to series 2000-[__], as of the Closing Date plus the amount on deposit in the Excess Funding Account as of the end of that last day; and

     o the sum of the numerators used to calculate the corresponding allocation percentages for all outstanding series.

  "Class B Floating Allocation Percentage" means, for any Due Period, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount as of the end of the last day of the preceding Due Period or, in the case of the initial Due Period applicable to series 2000-[__], the Class B Initial Invested Amount and the denominator of which is equal to the greater of:

     o the aggregate amount of Principal Receivables, other than Principal Receivables that have been charged-off, in the trust as of the end of that last day or, in the case of the initial Due Period applicable to series 2000-[__], as of the Closing Date plus the amount on deposit in the Excess Funding Account as of the end of that last day; and

     o the sum of the numerators used to calculate the corresponding allocation percentages for all outstanding series.

"Class B Initial Invested Amount" means $[____________].

  ["Class B Interest Rate Cap" means the interest rate protection agreement between the trust and the Interest Rate Cap Provider entered into for the exclusive benefit of the Class B certificateholders.]

  "Class B Invested Amount" means, as of any date, the Class B Initial Invested Amount minus the amount on deposit in the Principal Funding Account on that date in respect of the Class B certificates minus the aggregate amount of principal payments made to the Class B certificateholders prior to that date minus the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates minus the amount of Reallocated Principal Collections applied to make payments in respect of the Class A certificates on all prior Distribution Dates that have not resulted in a reduction in the Class D Invested Amount or the CTO Invested Amount minus the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates to fund the Class A Allocable Amount plus the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates to reimburse Class B Investor Charge-Offs, Reallocated Principal Collections described above or reductions in the Class B Invested Amount made to fund the Class A Allocable Amount plus, without duplication, reductions of the Class B Adjustment Amount for all prior Distribution Dates; provided, however, that the Class B Invested Amount may not be less than zero.

  "Class B Investor Charge-Offs" means, for any Distribution Date, the amount of any reduction in the Class B Invested Amount made to fund the Class B Allocable Amount for that Distribution Date as described under "Description of the Offered Certificates -- Reallocation of Cash Flows; Investor Charge-Offs -- Class B Investor Charge-Offs" beginning on page S-39 of this prospectus supplement.

  "Class B Monthly Interest" means, for any Distribution Date, [one twelfth of] the product of:

     o    the Class B interest  rate for the  preceding  Interest  Period;

     o [a fraction, the numerator of which is the actual number of days in that preceding Interest Period and the denominator of which is 360]; and

     o the outstanding principal balance of the Class B certificates as of the close of business on the preceding Distribution Date or, in the case of the initial Distribution Date, as of the Closing Date;

[provided, however, that Class B Monthly Interest for the initial Distribution Date will equal $[____________]].

  "Class B Monthly Principal" means, for any Distribution Date during the Early Amortization Period, the lesser of the Available Principal Collections for that Distribution Date, less any portion of those Available Principal Collections applied to Class A Monthly Principal on that Distribution Date, and the outstanding principal balance of the Class B certificates as of that Distribution Date.

  "Class B Required  Amount" means, for any  Distribution  Date:

     o the amount, if any, by which the Class B Monthly Interest for that Distribution Date plus any unpaid Class B Monthly Interest for prior
          Distribution Dates plus any Class B Additional Interest for that Distribution Date plus, if FNANB is no longer the servicer, the Class B Servicing Fee for that Distribution Date plus any unpaid Class B Servicing Fees for prior Distribution Dates exceeds the Class B Available Funds for the preceding Due Period; plus

     o    the Class B Allocable Amount for that Distribution Date.

  "Class B Servicing Fee" means, for any Distribution Date, one-twelfth of the product of 2.00% and the Class B Invested Amount as of the last day of the preceding Due Period; provided, however, that the Class B Servicing Fee for the initial Distribution Date will equal $[____________].

  "Class D Additional Interest" means, for any Distribution Date, interest on any interest amounts that were due but not paid to the Class D certificateholders on a prior Distribution Date, which interest will accrue at a rate equal to the Class D interest rate for the preceding Interest Period plus 2.00% per annum.

  "Class D Adjustment Amount" means, for any Distribution Date, the product of:

     o the Series Adjustment Amount as of the last day of the preceding Due Period; and

     o the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount and the denominator of which is the Invested Amount, in each case as of the last day of the Due Period preceding that preceding Due Period.

  "Class D Allocable Amount" means, for any Distribution Date, the Class D Default Amount for that Distribution Date plus the Class D Adjustment Amount for that Distribution Date.

  "Class D Available Funds" means, for any Due Period:

     o in the case of any Due Period during the Revolving Period or the Accumulation Period, the Class D Floating Allocation Percentage of all collections of Finance Charge Receivables received during that Due Period, including the net investment earnings, if any, on funds on deposit in the Excess Funding Account to be treated as collections of Finance Charge Receivables in accordance with the series 2000-[__] supplement; plus

     o in the case of any Due Period during the Early Amortization Period, the Class D Fixed Allocation Percentage of all collections of Finance Charge Receivables received during that Due Period, including the net investment earnings, if any, on funds on deposit in the Excess Funding Account to be treated as collections of Finance Charge Receivables in accordance with the series 2000-[__] supplement.

  "Class D Default Amount" means, for any Distribution Date, an amount equal to the product of the Default Amount for the preceding Due Period and the Class D Floating Allocation Percentage for that preceding Due Period.

  "Class D Fixed Allocation Percentage" means, for any Due Period, the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount as of the end of the last day of the Revolving Period and the denominator of which is equal to the greater of:

     o the aggregate amount of Principal Receivables in the trust, other than Principal Receivables that have been charged-off, as of the end of the last day of the preceding Due Period or, in the case of the initial Due Period applicable to series 2000-[__], as of the Closing Date plus the amount on deposit in the Excess Funding Account as of the end of that last day; and

     o the sum of the numerators used to calculate the corresponding allocation percentages for all outstanding series.

  "Class D Floating Allocation Percentage" means, for any Due Period, the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount as of the end of the last day of the preceding Due Period or, in the case of the initial Due Period applicable to series 2000-[__], the Class D Initial Invested Amount and the denominator of which is equal to the greater of:

     o the aggregate amount of Principal Receivables, other than Principal Receivables that have been charged-off, in the trust as of the end of that last day or, in the case of the initial Due Period applicable to series 2000-[__], as of the Closing Date plus the amount on deposit in the Excess Funding Account as of the end of that last day; and

     o the sum of the numerators used to calculate the corresponding allocation percentages for all outstanding series.

  "Class D Initial Invested Amount" means $[____________].

  "Class D Invested Amount" means, as of any date, the Class D Initial Invested Amount minus the aggregate amount of principal payments made to the Class D certificateholders prior to that date minus the aggregate amount of Class D Investor Charge-Offs for all prior Distribution Dates minus the amount of Reallocated Principal Collections applied to make payments in respect of the offered certificates or the CTOs on all prior Distribution Dates minus the amount by which the Class D Invested Amount has been reduced on all prior Distribution Dates to fund the Class A Allocable Amount, the Class B Allocable Amount or the CTO Allocable Amount plus the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior
Distribution Dates to reimburse Class D Investor Charge-Offs, Reallocated Principal Collections described above or reductions in the Class D Invested Amount made to fund the Class A Allocable Amount, the Class B Allocable Amount or the CTO Allocable Amount plus, without duplication, reductions of the Class D Adjustment Amount for all prior Distribution Dates; provided, however, that the Class D Invested Amount may not be less than zero.

  "Class D Investor Charge-Offs" means, for any Distribution Date, the amount of any reduction in the Class D Invested Amount made to fund the Class D Allocable Amount for that Distribution Date as described under "Description of the Offered Certificates -- Reallocation of Cash Flows; Investor Charge-Offs -- Class D Investor Charge-Offs" beginning on page S-40 of this prospectus supplement.

  "Class D Monthly Interest" means, for any Distribution Date, [one twelfth of] the product of:

     o    the Class D interest  rate for the  preceding  Interest  Period;

     o [a fraction, the numerator of which is the actual number of days in that preceding Interest Period and the denominator of which is 360]; and

     o the outstanding principal balance of the Class D certificates as of the close of business on the preceding Distribution Date or, in the case of the initial Distribution Date, as of the Closing Date.

  "Class D Monthly Principal" means, for any Distribution Date after the CTOs have been paid in full, the lesser of the Available Principal Collections for that Distribution Date, less any portion of those Available Principal Collections applied to Class A Monthly Principal, Class B Monthly Principal or CTO Monthly Principal on that Distribution Date, and the outstanding principal balance of the Class D certificates as of that Distribution Date.

  "Class D Servicing Fee" means, for any Distribution Date, one-twelfth of the product of 2.00% and the Class D Invested Amount as of the last day of the preceding Due Period; provided, however, that the Class D Servicing Fee for the initial Distribution Date will equal $[____________].

  "Closing Date" means [____________], 2000.

  "Controlled Accumulation Amount" means, for any Distribution Date with respect to the Accumulation Period, $[____________]; provided, however, that if the commencement of the Accumulation Period is postponed as described under "Description of the Offered Certificates -- Postponement of Accumulation Period"
beginning  on  page  S-30 of  this   prospectus   supplement  the  Controlled

Accumulation Amount for any Distribution Date with respect to the Accumulation Period will be increased to the amount that causes the amount on deposit in the Principal Funding Account on the Expected Final Distribution Date to equal the aggregate outstanding principal balance of the offered certificates and the CTOs as of that date.

  "Controlled Deposit Amount" means, for any Distribution Date with respect to the Accumulation Period, the Controlled Accumulation Amount for that Distribution Date plus any portion of the Controlled Accumulation Amount for any prior Distribution Date not previously deposited into the Principal Funding Account.

  "Covered Amount" means, for any Distribution Date with respect to the Accumulation Period or the first Distribution Date during the Early Amortization
Period:

     o the product of the Class A interest rate for the preceding Interest Period, a fraction, the numerator of which is the actual number of days in that preceding Interest Period and the denominator of which is 360, and the amount on deposit in the Principal Funding Account as of the close of business on the preceding Distribution Date in respect of the Class A certificates; plus

     o the product of the Class B interest rate for the preceding Interest Period, a fraction, the numerator of which is the actual number of days in that preceding Interest Period and the denominator of which is 360, and the amount on deposit in the Principal Funding Account as of the close of business on the preceding Distribution Date in respect of the Class B certificates; plus

     o the product of the CTO interest rate for the preceding Interest Period, a fraction, the numerator of which is the actual number of days in that preceding Interest Period and the denominator of which is 360, and the amount on deposit in the Principal Funding Account as of the close of business on the preceding Distribution Date in respect of the CTOs.

  "CTO Additional Interest" means, for any Distribution Date, interest on any interest amounts that were due but not paid to the Holders of the CTOs on a prior Distribution Date, which interest will accrue at a rate equal to the CTO interest rate for the preceding Interest Period plus 2.00% per annum.

  "CTO Adjustment Amount" means, for any Distribution Date, the product of:

     o the Series Adjustment Amount as of the last day of the preceding Due Period; and

     o the percentage equivalent of a fraction, the numerator of which is the CTO Invested Amount and the denominator of which is the Invested Amount, in each case as of the last day of the Due Period preceding that preceding Due Period.

  "CTO Allocable Amount" means, for any Distribution Date, the CTO Default Amount for that Distribution Date plus the CTO Adjustment Amount for that Distribution Date.

  "CTO Available Funds" means, for any Due Period:

     o in the case of any Due Period during the Revolving Period or the Accumulation Period, the CTO Floating Allocation Percentage of all collections of Finance Charge Receivables received during that Due Period, including the net investment earnings, if any, on funds on deposit in the Excess Funding Account to be treated as collections of Finance Charge Receivables in accordance with the series 2000-[__] supplement; plus

     o in the case of any Due Period during the Early Amortization Period, the CTO Fixed Allocation Percentage of all collections of Finance Charge Receivables received during that Due Period, including the net investment earnings, if any, on funds on deposit in the Excess Funding Account to be treated as collections of Finance Charge Receivables in accordance with the series 2000-[__] supplement; plus

     o the applicable PFA Allocation Percentage of all net investment earnings, if any, on funds on deposit in the Principal Funding Account received during that Due Period; plus

     o the amount, if any, to be withdrawn from the Reserve Account and applied as CTO Available Funds on the following Distribution Date in accordance with the series 2000-[__] supplement; plus

     o the net investment earnings, if any, on funds on deposit in the Reserve Account received during that Due Period to be withdrawn from the Reserve Account and applied as CTO Available Funds on that following Distribution Date in accordance with the series 2000-[__] supplement.

  "CTO Default Amount" means, for any Distribution Date, an amount equal to the product of the Default Amount for the preceding Due Period and the CTO Floating Allocation Percentage for that preceding Due Period.

  "CTO Fixed Allocation Percentage" means, for any Due Period, the percentage equivalent of a fraction, the numerator of which is the CTO Invested Amount as of the end of the last day of the Revolving Period and the denominator of which is equal to the greater of:

     o the aggregate amount of Principal Receivables in the trust, other than Principal Receivables that have been charged-off, as of the end of the last day of the preceding Due Period or, in the case of the initial Due Period applicable to series 2000-[__], as of the Closing Date plus the amount on deposit in the Excess Funding Account as of the end of that last day; and

     o the sum of the numerators used to calculate the corresponding allocation percentages for all outstanding series.

  "CTO Floating Allocation Percentage" means, for any Due Period, the percentage equivalent of a fraction, the numerator of which is the CTO Invested Amount as of the end of the last day of the preceding Due Period or, in the case of the initial Due Period applicable to series 2000-[__], the CTO Initial Invested Amount and the denominator of which is equal to the greater of:

     o the aggregate amount of Principal Receivables, other than Principal Receivables that have been charged-off, in the trust as of the end of that last day or, in the case of the initial Due Period applicable to series 2000-[__], as of the Closing Date plus the amount on deposit in the Excess Funding Account as of the end of that last day; and

     o the sum of the numerators used to calculate the corresponding allocation percentages for all outstanding series.

  "CTO Initial Invested Amount" means $[____________].

  "CTO Invested Amount" means, as of any date, the CTO Initial Invested Amount minus the amount on deposit in the Principal Funding Account on that date in respect of the CTOs minus the aggregate amount of principal payments made to the holders of the CTOs prior to that date minus the aggregate amount of CTO Investor Charge-Offs for all prior Distribution Dates minus the amount of Reallocated Principal Collections applied to make payments in respect of the offered certificates on all prior Distribution Dates that have not resulted in a reduction in the Class D Invested Amount minus the amount by which the CTO Invested Amount has been reduced on all prior Distribution Dates to fund the Class A Allocable Amount or the Class B Allocable Amount plus, without duplication, the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates to reimburse CTO Investor Charge-Offs, Reallocated Principal Collections described above or reductions in the CTO Invested Amount made to fund the Class A Allocable Amount or the Class B Allocable Amount plus, without duplication, the amount withdrawn from the Spread Account and applied on all prior Distribution Dates to reimburse CTO Investor Charge-Offs, Reallocated Principal Collections described above or reductions in the CTO Invested Amount made to fund the Class A Allocable Amount or the Class B Allocable Amount plus reductions of the CTO Adjustment Amount for all prior Distribution Dates; provided, however, that the CTO Invested Amount may not be less than zero.

  "CTO Investor Charge-Offs" means, for any Distribution Date, the amount of any reduction in the CTO Invested Amount made to fund the CTO Allocable Amount for that Distribution Date as described under "Description of the Offered Certificates -- Reallocation of Cash Flows; Investor Charge-Offs -- CTO Investor Charge-Offs" beginning on page S-40 of this prospectus supplement.

  "CTO Monthly Interest" means, for any Distribution Date, [one twelfth of] the product of:

     o    the  CTO  interest  rate  for  the  preceding  Interest  Period;

     o [a fraction, the numerator of which is the actual number of days in that preceding Interest Period and the denominator of which is 360]; and

     o the outstanding principal balance of the CTOs as of the close of business on the preceding Distribution Date or, in the case of the initial Distribution Date, as of the Closing Date.

  "CTO Monthly Principal" means, for any Distribution Date during the Early Amortization Period, the lesser of the Available Principal Collections for that Distribution Date, less any portion of those Available Principal Collections applied to Class A Monthly Principal or Class B Monthly Principal on that Distribution Date, and the outstanding principal balance of the CTOs as of that Distribution Date.

  "CTO Servicing Fee" means, for any Distribution Date, one-twelfth of the product of 2.00% and the CTO Invested Amount as of the last day of the preceding Due Period; provided, however, that the CTO Servicing Fee for the initial Distribution Date will equal $[____________].

  "CTOs" means the collateralized trust obligations issued by the trust under the series 2000-[__] supplement.

  "Due Period" means the period from and including the first day of a month to and including the last day of that month.

  "Early Amortization Event" means an event described under "Description of the Offered Certificates -- Early Amortization Events" beginning on page S-41 of this prospectus supplement or under "Description of the Securities -- Early Amortization Events" beginning on page 21 of the attached prospectus.

  "Early Amortization Period" means the period commencing on the date on which an Early Amortization Event occurs and ending on the earlier of the date on which the series 2000-[__] securities are paid in full and the Stated Series Termination Date.

  "Excess Spread" means, for any Distribution Date:

     o the Class A Available Funds for the preceding Due Period remaining after application of those funds to the Class A Required Amount for that Distribution Date as described under "Description of the Offered Certificates -- Application of Collections -- Payment of Interest, Fees and Other Items" beginning on page S-34 of this prospectus supplement; plus

     o the Class B Available Funds for that preceding Due Period remaining after application of those funds to the Class B Monthly Interest for that Distribution Date plus any unpaid Class B Monthly Interest for prior Distribution Dates plus any Class B Additional Interest for that Distribution Date plus, if FNANB is no longer the servicer, the Class B Servicing Fee for that Distribution Date plus any unpaid Class B Servicing Fees for prior Distribution Dates as described under "Description of the Offered Certificates -- Application of Collections -- Payment of Interest, Fees and Other Items" beginning on page S-34 of this prospectus supplement; plus

     o the CTO Available Funds for that preceding Due Period remaining after application of those funds to, if FNANB is no longer the servicer, the CTO Servicing Fee for that Distribution Date plus any unpaid CTO Servicing Fees for prior Distribution Dates as described under "Description of the Offered Certificates -- Application of Collections -- Payment of Interest, Fees and Other Items" beginning on page S-34 of this prospectus supplement; plus

     o the Class D Available Funds for that preceding Due Period remaining after application of those funds to, if FNANB is no longer the servicer, the Class D Servicing Fee for that Distribution Date plus any unpaid Class D Servicing Fees for prior Distribution Dates as described under "Description of the Offered Certificates -- Application of Collections -- Payment of Interest, Fees and Other Items" beginning on page S-34 of this prospectus supplement.

  "Excess Spread Percentage" means, for any Due Period, the amount, if any, expressed as a percentage, by which the Portfolio Yield for that Due Period exceeds the Base Rate for that Due Period.

  "Expected Final Distribution Date" means the [____________] 20[__] Distribution Date.

  "Fixed Allocation Percentage" means, for any Due Period, the Class A Fixed Allocation Percentage for that Due Period plus the Class B Fixed Allocation Percentage for that Due Period plus the CTO Fixed Allocation Percentage for that Due Period plus the Class D Fixed Allocation Percentage for that Due Period.

  "Floating Allocation Percentage" means, for any Due Period, the Class A Floating Allocation Percentage for that Due Period plus the Class B Floating Allocation Percentage for that Due Period plus the CTO Floating Allocation Percentage for that Due Period plus the Class D Floating Allocation Percentage for that Due Period.

  "Interest Period" means each period from and including a Distribution Date or, in the case of the initial Distribution Date, from and including the Closing Date, to but excluding the following Distribution Date.

  ["Interest Rate Cap Provider" means [____________________].]

  ["Interest Rate Caps" means the Class A Interest Rate Cap and the Class B Interest Rate Cap.]

  "Invested Amount" means, as of any date, the Class A Invested Amount as of that date plus the Class B Invested Amount as of that date plus the CTO Invested Amount as of that date plus the Class D Invested Amount as of that date.

  ["LIBOR" means, for any LIBOR Determination Date, the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 A.M., London time, on that date; provided, however, that if that rate does not appear on Telerate Page 3750, LIBOR for that LIBOR Determination Date will be determined on the basis of the rates at which deposits in United States dollars are offered by the principal London offices of four major banks in the London interbank market, selected by the servicer, at approximately 11:00 A.M., London time, on that date to prime banks in the London interbank market for a one-month period; and, provided further, that if fewer than two quotations are provided by the Reference Banks, LIBOR for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the servicer, at approximately 11:00 A.M., New York City time, on that date for loans in United States dollars to leading European banks for a one-month period.]

  ["LIBOR   Determination   Date"  means,   for  the  initial  Interest  Period,
[____________], 2000, and, for each subsequent Interest Period, the second business day preceding the commencement of that Interest Period.]

  "PFA Allocation Percentage" means, for any Due Period:

     o in the case of the Class A certificates, the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Funding Account in respect of the Class A certificates and the denominator of which is the aggregate amount on deposit in the Principal Funding Account, in each case as of the close of business on the last day of that Due Period;

     o in the case of the Class B certificates, the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Funding Account in respect of the Class B certificates and the denominator of which is the aggregate amount on deposit in the Principal Funding Account, in each case as of the close of business on the last day of that Due Period; and

     o in the case of the CTOs, the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Funding Account in respect of the CTOs and the denominator of which is the aggregate amount on deposit in the Principal Funding Account, in each case as of the close of business on the last day of that Due Period.

  "Portfolio Yield" means, for any Due Period, the percentage equivalent of a fraction, the numerator of which is:

     o the collections of Finance Charge Receivables received during that Due Period and allocated to series 2000-[__], including the net investment earnings, if any, on funds on deposit in the Excess Funding Account to be treated as collections of Finance Charge Receivables in accordance with the series 2000- [__] supplement; plus

     o the amount of Shared Excess Finance Charge Collections allocated to series 2000-[__] for that Due Period; plus

     o the net investment earnings, if any, on funds on deposit in the Principal Funding Account received during that Due Period; plus

     o the amount, if any, to be withdrawn from the Reserve Account and applied as Class A Available Funds, Class B Available Funds or CTO Available Funds on the following Distribution Date in accordance with the series 2000-[__] supplement; minus

     o the portion of the Default Amount for that Due Period allocated to series 2000-[__];

 and the denominator of which is the Invested Amount as of the end of the last day of that Due Period.

  "Qualified Institution" means:

     o a depository institution, which may be the trustee, organized under the laws of the United States or any state or the District of Columbia the deposits of which are insured by the FDIC and which at all times has a short-term unsecured debt or certificate of deposit rating of at least A-1+ and P-1 by the applicable rating agency or has a long-term unsecured debt rating of at least AAA or Aa2 by the applicable rating agency; or

     o    a  depository  institution,   which  may  be  the  trustee,  otherwise
          acceptable to each rating agency.

  "Qualified Maturity Agreement" means a written commitment to deposit into the Principal Funding Account on or before the Expected Final Distribution Date an amount equal to the aggregate outstanding principal balance of the offered certificates and the CTOs plus all accrued but unpaid interest on that aggregate outstanding principal balance as of the Expected Final Distribution Date.

  "Reallocated Principal Collections" means collections of Principal Receivables allocated to the Class D certificateholders, the holders of the CTOs or the Class B certificateholders that have been reallocated to fund the Class A Required Amount, the Class B Required Amount or the CTO Allocable Amount for any Distribution Date.

  "Required Reserve Account Amount" means, for any Distribution Date on or after the Reserve Account Funding Date, an amount equal to [____]% of the sum of the Invested Amount plus the amount on deposit in the Principal Funding Account, in each case as of that date, or such other amount as may be designated by FNANB; provided, however, that FNANB may not designate a lower amount unless:

     o it receives written confirmation from each rating agency rating the offered certificates that the designation of that lower amount will not result in a reduction or withdrawal of the rating assigned by that rating agency to the offered certificates; and

     o it delivers to the trustee an officer's certificate confirming that, in the reasonable belief of that officer, that designation will not cause an Early Amortization Event or an event which, with notice or lapse of time or both, would constitute an Early Amortization Event to occur with respect to series 2000-[__].

  "Required Spread Account Amount" means, for any Distribution Date, an amount equal to the product of the Required Spread Account Percentage for that Distribution Date and the Invested Amount as of the end of the preceding Due Period; provided, however, that the Required Spread Account Amount for the [____________] 2000 Distribution Date will be zero.

  "Required Spread Account Percentage" means, for any Distribution Date, a percentage determined in accordance with the following table based upon the Average Excess Spread Percentage for that Distribution Date:

           Average Excess Spread Percentage                         Required Spread Account Percentage
-------------------------------------------------------  ---------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
> [___]%                                                                          [___]%

------------------------------------------------------------------------------------------------------------------
> [___]% and [___]%                                                               [___]%

------------------------------------------------------------------------------------------------------------------
> [___]% and [___]%                                                               [___]%

------------------------------------------------------------------------------------------------------------------
> [___]% and [___]%                                                               [___]%

------------------------------------------------------------------------------------------------------------------

provided, however, that any reduction in the Required Spread Account Percentage resulting from an increase in the Average Excess Spread Percentage will not take effect until the amount on deposit in the Spread Account is greater than or equal to the Required Spread Account Amount for three consecutive Distribution Dates, in which case the reduction will take effect on that third Distribution Date.

  "Reserve Account" means an Eligible Deposit Account established by the servicer for the benefit of the certificateholders and the holders of the CTOs intended to help assure the payment of interest on the offered certificates and the CTOs on each Distribution Date with respect to the Accumulation Period.

  "Reserve Account Funding Date" means the Distribution Date following the Due Period which begins three months prior to the commencement of the Accumulation Period or such earlier Distribution Date as may be required under the series 2000-[__] supplement.

  "Revolving Period" means the period commencing on the Closing Date and ending on the earlier of the close of business on the day preceding the commencement of the Accumulation Period and the close of business on the day preceding the commencement of the Early Amortization Period.

  "Series Adjustment Amount" means, as of the last day of any Due Period, the Series Adjustment Amount calculated for series 2000-[__] as of that last day as described under "Description of the Securities -- Calculation of Series Adjustment Amount" beginning on page 20 of the attached prospectus.

  "Series Minimum Aggregate Principal Receivables" means, with respect to series 2000-[__], the initial Invested Amount.

  "Series Minimum Transferor Amount" means, with respect to series 2000-[__], zero.

  "Spread Account" means an Eligible Deposit Account established by the servicer for the benefit of the holders of the CTOs intended to help assure the payment of interest and principal on the CTOs on each Distribution Date.

  "Stated Series Termination Date" means the [____________] 20[__] Distribution Date.

                                    ANNEX I:

                            PREVIOUSLY ISSUED SERIES

  The following table sets forth the principal characteristics of the five series previously issued by the trust and currently outstanding. You may obtain more specific information with respect to any series by contacting the servicer at (770) 423-7900.

Series 1994-2 (Group One)
1.  Class A Certificates
     Initial Invested Amount................................           $308,000,000
     Invested Amount as of November 30, 1999................           $0
     Expected Invested Amount at End of Closing Date........           $0
     Interest Rate..........................................           8.00%
     Controlled Accumulation Amount.........................           $ 25,666,667
     Commencement of Accumulation Period....................           October 31, 1998
     Expected Final Distribution Date.......................           November 1999 Distribution Date
     Series Minimum Transferor Amount.......................           Invested Amount/.92 - Invested Amount
     Series Minimum Aggregate Principal Receivables.........           Initial Invested Amount
     Initial Collateral Indebtedness Amount.................           $ 50,000,000
     Initial Class D Invested Amount........................           $ 6,000,000
     Enhancement............................................           Cash Collateral Account; Subordination of
                                                                       Class B Certificates, Collateral Indebtedness
                                                                       Interest and Class D Certificates
     Servicing Fee Percentage...............................           2.00% Per Annum
     Stated Series Termination Date.........................           November 2003 Distribution Date
     Issuance Date..........................................           November 17, 1994

  2. Class B Certificates
     Initial Invested Amount................................            $ 36,000,000
     Invested Amount as of November 30, 1999................            $ 18,000,000
     Expected Invested Amount at End of Closing Date........            $ 0
     Interest Rate..........................................            8.20%
     Controlled Accumulation Amount.........................            $ 18,000,000
     Commencement of Accumulation Period....................            Following Payment of Class A Certificates
     Expected Final Distribution Date.......................            January 2000 Distribution Date
     Enhancement............................................            Cash Collateral Account; Subordination of
                                                                        Collateral Indebtedness Interest and Class D
                                                                        Certificates
     Servicing Fee Percentage...............................            2.00% Per Annum
     Stated Series Termination Date.........................            November 2003 Distribution Date
     Issuance Date..........................................            November 17, 1994

Series 1995-1 (Group One)
1.  Class A Certificates
     Initial Invested Amount................................           $216,000,000
     Invested Amount as of November 30, 1999................           $162,000,000
     Expected Invested Amount at End of Closing Date........           $[_________]
     Interest Rate..........................................           6.375%
     Controlled Accumulation Amount.........................           $ 18,000,000
     Commencement of Accumulation Period....................           August 31, 1999
     Expected Final Distribution Date.......................           September 2000 Distribution Date
     Series Minimum Transferor Amount.......................           Zero
     Series Minimum Aggregate Principal Receivables.........           Initial Invested Amount
     Initial Collateral Indebtedness Amount.................           $ 39,000,000
     Initial Class D Invested Amount........................           $ 15,000,000
     Enhancement............................................           Cash Collateral Account; Subordination of
                                                                       Class B Certificates, Collateral Indebtedness
                                                                       Interest and Class D Certificates
     Servicing Fee Percentage...............................           2.00% Per Annum
     Stated Series Termination Date.........................           August 2005 Distribution Date
     Issuance Date..........................................           September 7, 1995

  2. Class B Certificates
     Initial Invested Amount................................            $ 30,000,000
     Invested Amount as of November 30, 1999................            $ 30,000,000
     Expected Invested Amount at End of Closing Date........            $[________]
     Interest Rate..........................................            6.625%
     Controlled Accumulation Amount.........................            $ 15,000,000
     Commencement of Accumulation Period....................            Following Payment of Class A Certificates
     Expected Final Distribution Date.......................            November 2000 Distribution Date
     Enhancement............................................            Cash Collateral Account; Subordination of
                                                                        Collateral Indebtedness Interest and Class D
                                                                        Certificates
     Servicing Fee Percentage...............................            2.00% Per Annum
     Stated Series Termination Date.........................            August 2005 Distribution Date
     Issuance Date..........................................            September 7, 1995


Series 1996-1 (Group One)
1.  Class A Certificates
     Initial Invested Amount................................          $162,000,000
     Invested Amount as of November 30, 1999................          $162,000,000
     Expected Invested Amount at End of Closing Date........          $162,000,000
     Interest Rate..........................................          One Month LIBOR + 0.17%
     Controlled Accumulation Amount (Subject to Adjustment).          $ 13,500,000
     Commencement of Accumulation Period (Subject to
      Adjustment)...........................................          October 31, 2000

     Expected Final Distribution Date.......................          November 2001 Distribution Date
     Series Minimum Transferor Amount.......................          Zero
     Series Minimum Aggregate Principal Receivables.........          Initial Invested Amount
     Initial Collateral Indebtedness Amount.................          $ 29,250,000

                                      S-61

     Initial Class D Invested Amount........................          $ 11,250,000
     Enhancement............................................          Cash Collateral Account; Interest Rate
                                                                      Cap; Subordination of Class B
                                                                      Certificates, Collateral Indebtedness
                                                                      Interest and Class D Certificates
     Servicing Fee Percentage...............................          2.00% Per Annum
     Stated Series Termination Date.........................          October 2006 Distribution Date
     Issuance Date..........................................          November 27, 1996

  2. Class B Certificates
     Initial Invested Amount................................          $ 22,500,000
     Invested Amount as of November 30, 1999................          $ 22,500,000
     Expected Invested Amount at End of Closing Date........          $ 22,500,000
     Interest Rate..........................................          One Month LIBOR + 0.40%
     Controlled Accumulation Amount.........................          $ 11,250,000
     Commencement of Accumulation Period....................          Following Payment of Class A Certificates

     Expected Final Distribution Date.......................          January 2002 Distribution Date
     Enhancement............................................          Cash Collateral Account; Interest Rate Cap;
                                                                      Subordination of Collateral Indebtedness
                                                                      Interest and Class D Certificates
     Servicing Fee Percentage...............................          2.00% Per Annum
     Stated Series Termination Date.........................          October 2006 Distribution Date
     Issuance Date..........................................          November 27, 1996

  Series 1998-1 (Group One)
     Initial Invested Amount................................          $          0
     Maximum Invested Amount................................          $452,000,000
     Expected Invested Amount at End of Closing Date........          $[_________]
     Interest Rate..........................................          Floating
     Servicing Fee Percentage...............................          2.00% Per Annum
     Stated Series Termination Date.........................          August 2005 Distribution Date
     Issuance Date..........................................          November 6, 1998

Series 1998-2 (Group One)
     Initial Invested Amount................................          $113,000,000
     Maximum Invested Amount................................          $226,000,000
     Expected Invested Amount at End of Closing Date........          $[_________]
     Interest Rate..........................................          Floating
     Servicing Fee Percentage...............................          2.00% Per Annum
     Stated Series Termination Date.........................          August 2005 Distribution Date
     Issuance Date..........................................          November 12, 1998

  Series 1999-1 (Group One)
     Initial Invested Amount................................          $          0
     Maximum Invested Amount................................          $300,000,000
     Expected Invested Amount at End of Closing Date........          $[_________]
     Interest Rate..........................................          Floating
     Servicing Fee Percentage...............................          2.00% Per Annum
     Stated Series Termination Date.........................          June 2006 Distribution Date
     Issuance Date..........................................          September 1, 1999

                SUBJECT TO COMPLETION, DATED JANUARY [__], 2000

PROSPECTUS
----------

                     Circuit City Credit Card Master Trust
                            Asset Backed Securities

                       First North American National Bank
                            Transferor and Servicer



   The offered securities are   The trust:
   highly structured. Before
   you purchase the            o may periodically issue asset backed securities in one or
   offered securities,           more  series,  each of which may include one or more classes;  and
   please consider             o will own the receivables created from time to time in a
   carefully the risk            portfolio of consumer  revolving credit card accounts, all
   factors described in the      monies due or to become due in payment of the  receivables  and
   attached prospectus           the other  property  described in this prospectus and the
   supplement.                   attached prospectus supplement.

   The offered securities are  The securities:
   not deposits, and neither
   the offered securities nor  o will represent interests in the trust only and will be paid
   the accounts or the           only from the assets of the trust;
   receivables are insured     o offered  through this  prospectus and the attached  prospectus
   or guaranteed by the          supplement, which are referred to in this prospectus as the
   Federal Deposit               offered  securities,  will be rated in one of the four highest
   Insurance Corporation or      rating  categories  by  at  least  one  nationally recognized
   any  other  governmental      statistical rating organization;
   agency.                     o may benefit from one or more forms of credit enhancement; and
                               o will be issued as part of a designated series that may
                                 include one or more classes of securities.
   The offered securities
   represent interests in the
   trust only and do not       The securityholders:
   represent interests in
   or obligations of First     o will receive interest and principal payments from a varying
   North American National       percentage of the amounts collected in respect of the
   Bank, Circuit City            receivables.
   Stores, Inc. or any of
   their affiliates.

   This prospectus  may be
   used to offer and sell
   securities of a series
   only if accompanied by
   the prospectus supplement
   for that series.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                               January [__], 2000

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                               TABLE OF CONTENTS

OVERVIEW OF THE INFORMATION PROVIDED IN THIS
PROSPECTUS AND THE ATTACHED PROSPECTUS SUPPLEMENT....... 1

DESCRIPTION OF THE TRUST................................ 2

DESCRIPTION OF FIRST NORTH
AMERICAN NATIONAL BANK.................................. 2

DESCRIPTION OF CIRCUIT CITY STORES,
INC..................................................... 2

DESCRIPTION OF THE CIRCUIT CITY
PRIVATE LABEL CREDIT CARD
PROGRAM................................................. 3

OVERVIEW OF THE ACCOUNTS AND THE RECEIVABLES............ 6

MATURITY CONSIDERATIONS................................. 8

USE OF PROCEEDS......................................... 9

DESCRIPTION OF THE SECURITIES...........................10
  Overview of the Securities............................10
  Interest Payments.....................................11
  Principal Payments....................................11
  Identification of the Receivables.....................12
  Issuing New Series....................................12
  Representations and Warranties........................13
  Addition of Accounts..................................14
  Removal of Accounts...................................15
  Discount Option.......................................16
  Collection Account....................................16
  Funding Period........................................16
  Allocation of Collections.............................17
  Application of Collections............................17
  Shared Excess Finance Charge Collections..............18
  Shared Principal Collections..........................18
  Excess Funding Account................................18
  Companion Series......................................19
  Allocation of Default Amount..........................19
  Calculation of Series Adjustment Amount...............20
  Investor Charge-Offs..................................20
  Defeasance............................................21
  Optional Repurchase...................................21
  Series Termination....................................21
  Early Amortization Events.............................21
  Additional Remedies or Defaults.......................22
  Indemnification.......................................22
  The Servicer..........................................22
  Servicer Covenants....................................23
  Servicing Compensation................................23
  Servicer Defaults.....................................24
  Reports to Securityholders............................25
  Evidence as to Compliance.............................26
  Amendments............................................26
  List of Securityholders...............................27
  The Trustee...........................................28
  Termination of the Trust..............................28

REGISTRATION AND TRANSFER OF THE SECURITIES.............29

CREDIT ENHANCEMENT......................................35

SECURITY RATINGS........................................38

MATERIAL LEGAL ASPECTS OF THE RECEIVABLES...............39
  Transfer of Receivables...............................39
  Matters Relating to Receivership and Conservatorship..39
  Consumer Protection Laws..............................40

MATERIAL FEDERAL INCOME TAX CONSEQUENCES................42

ERISA CONSIDERATIONS....................................47

PLAN OF DISTRIBUTION....................................49

LEGAL MATTERS...........................................50

REPORTS TO SECURITYHOLDERS..............................50

WHERE YOU CAN FIND MORE
INFORMATION ABOUT THE TRUST
AND THE SECURITIES......................................50

INCORPORATION OF DOCUMENTS BY REFERENCE.................50

GLOSSARY OF DEFINED TERMS...............................51

            OVERVIEW OF THE INFORMATION PROVIDED IN THIS PROSPECTUS
                     AND THE ATTACHED PROSPECTUS SUPPLEMENT

  We provide information to you about the securities in two documents: this prospectus, which provides general information about the trust and the securities issued by the trust, some of which may not apply to your series or class of securities, and the attached prospectus supplement, which provides specific information about your series or class of securities, including:

  o information about the receivables;

  o the timing and amount of interest and principal payments for each class of securities;

  o information about the credit enhancement, if any, for each class of securities;

  o the ratings, if any, assigned to each class of securities; and

  o the method for selling the securities.

  You must read carefully this prospectus and the attached prospectus supplement in their entirety to understand fully the structure and terms of your series or class of securities. If the general information about the securities issued by the trust provided in this prospectus varies from the specific information about your series or class of securities provided in the attached prospectus supplement, you should rely on the information provided in the attached prospectus supplement.

  You should rely only on the information provided in, or incorporated by reference into, this prospectus and the attached prospectus supplement. We have not authorized anyone to provide you with additional or different information.

  We include in this prospectus and the attached prospectus supplement cross-references to captions under which you can find additional, related discussions. The preceding table of contents and the table of contents included in the attached prospectus supplement, as applicable, set forth the pages on which these captions are located.

  We include in this prospectus and the attached prospectus supplement capitalized terms that have meanings not evident from their context and that cannot be defined concisely when they are first used. The glossary beginning on page 51 of this prospectus and the glossary included in the attached prospectus supplement, as applicable, contain the definitions of these capitalized terms.

                            DESCRIPTION OF THE TRUST

  The trust was formed under a master pooling and servicing agreement dated as of October 4, 1994, as amended, between First North American National Bank, a national banking association referred to in this prospectus and the attached prospectus supplement as FNANB, as transferor and servicer, and Bankers Trust Company, a New York banking corporation, as trustee. The trust is a master trust under which multiple series of securities may be issued. Each series of securities is issued under a supplement to the master pooling and servicing agreement that sets forth the terms of that series.

  The trust will not engage in any activity other than:

  o acquiring  and holding the  receivables  and the other assets of the trust;

  o obtaining one or more forms of credit enhancement for each series;

  o issuing the securities of each series;

  o issuing an exchangeable transferor certificate evidencing an undivided interest in the assets of the trust not allocated to the securityholders or any other investor or credit enhancement provider;

  o making payments on the securities; and

  o engaging in related activities.

  The trust is not expected to have any need for, or sources of, additional capital resources other than the assets of the trust.


                                 DESCRIPTION OF
                       FIRST NORTH AMERICAN NATIONAL BANK

  FNANB is a federally chartered limited purpose credit card bank headquartered in Kennesaw, Georgia. FNANB engages solely in credit card operations. FNANB does not accept demand deposits or deposits that the depositor may withdraw by check or similar means for payment to third parties or others and does not accept savings or time deposits of less than $100,000. FNANB may accept deposits of under $100,000 as collateral for extensions of credit. FNANB maintains only one office that accepts deposits and does not engage in the business of making commercial loans.

  FNANB was chartered by the Office of the Comptroller of the Currency in October 1990 and commenced operations in November 1990. FNANB is regulated, supervised and examined by the OCC. OCC examinations include, among other procedures, a detailed review of underwriting policies and procedures, compliance with the federal Truth-in-Lending Act and other consumer credit laws, credit reporting, compliance with community reinvestment and other legal requirements, adequacy of financial reporting, adequacy of management, capital and earnings and adequacy of internal control systems.

  FNANB is a wholly owned subsidiary of Circuit City Stores, Inc., a Virginia corporation. As of November 30, 1999, FNANB had assets of approximately $406.4 million and equity of approximately $200.7 million. The principal offices of FNANB are located at 225 Chastain Meadows Court, Kennesaw, Georgia 30144.


                    DESCRIPTION OF CIRCUIT CITY STORES, INC.

  Circuit City is a leading national retailer of brand-name consumer electronics, personal computers, major appliances and entertainment software. As of November 30, 1999, the company operated 615 retail locations in 46 states and the District of Columbia. Circuit City uses selection, service and pricing to differentiate itself from its competition. As part of its competitive strategy, the company offers a broad selection of top-quality merchandise that includes 3,200 to 4,000 brand-name items, excluding entertainment software.

                        DESCRIPTION OF THE CIRCUIT CITY
                       PRIVATE LABEL CREDIT CARD PROGRAM

Credit Card Programs

  FNANB offers a private label credit card that can be used to purchase merchandise, repair services and service contracts at Circuit City retail stores and to finance credit insurance premiums related to customer accounts. FNANB also offers MasterCard(R) and VISA(R)(1) credit cards that can be used to purchase goods or services or to obtain cash advances.

  The receivables transferred to the trust consist solely of receivables created from time to time under the Circuit City private label credit card program. FNANB may, in the future, subject to rating agency approval and various other conditions set forth in the master pooling and servicing agreement, transfer to the trust receivables created under MasterCard and VISA credit card accounts or other consumer revolving credit card accounts it owns or acquires.

New Account Underwriting

  Circuit City private label credit card account applications are currently available in all Circuit City retail stores. Circuit City sales associates offer account applications and provide information about the private label credit card program directly to customers. Circuit City sales associates enter application information in a proprietary point of sale terminal that is linked directly to an automated credit evaluation and account processing system developed by Total System Services, Inc. Total System uses this system to process all new private label credit card account applications in accordance with terms specified by FNANB.

  FNANB evaluates all private label credit card account applications using credit risk scores derived from proprietary scoring models. These application scorecards are heavily weighted to consider credit bureau information in addition to application data. FNANB will, in most cases, approve an account application if the applicant's credit risk score is above the minimum score established by FNANB and the applicant has an active credit bureau file with satisfactory credit history.

  If a customer's application is approved, an account is established and an order for a new card is automatically transmitted to the FNANB card production service department. This department uses special equipment to emboss the customer's name, card account number and expiration date on the face of the card and mails the card directly to the customer via first class mail. When a card is presented for the first time, the point of sale terminal prompts the Circuit City sales associate to request picture identification from the cardholder. This procedure is intended to reduce the risk that a stolen credit card will be accepted for use at a Circuit City retail store.

  Each extension of credit by FNANB to a cardholder is subject to the terms and conditions contained in the account agreement with FNANB in effect at that time. FNANB reserves the right to change or terminate various terms, conditions, services or features of the account, including increasing or decreasing periodic finance charges, late fees, returned check charges, other fees and charges or minimum payment requirements, subject to the conditions set forth in the account agreement. FNANB may, at any time and without prior notice to the cardholder, elect to preclude or restrict further credit card use by the cardholder, usually as a result of poor payment performance or concern over the cardholder's creditworthiness. FNANB has the ability to code an account within the credit operating system to prevent the cardholder from using his or her credit card until the reason for the restriction on use has been satisfactorily resolved.

Billing and Payments

  FNANB assesses finance charges on an account based on the average daily balance outstanding on the account during a monthly billing cycle. The average daily balance of an account for a billing cycle is determined by summing the
---------------------------
(1) MasterCard(R) and VISA(R) are federally registered service marks of MasterCard International Inc. and VISA U.S.A., Inc., respectively.

daily balances for the account for each day during the billing cycle and by dividing that sum by the number of the days in the billing cycle. The daily balance for an account for any day during a billing cycle is equal to the beginning balance of the account for that day plus the amount of all purchases and unpaid finance charges posted to the account on that day minus the amount of all payments and credits posted to the account on that day. FNANB charges an annual percentage rate on private label credit card accounts currently ranging from 19.8% to 24.0%. FNANB will not assess a finance charge on an account if the entire new balance shown on the billing statement is paid within 25 days of the statement closing date.

  FNANB assesses a late fee, currently $25, if a cardholder does not remit a past due payment before the closing date of the next billing cycle. FNANB also assesses a returned check fee, currently $25, if a financial institution does not honor a cardholder payment.

  FNANB periodically offers interest free promotions under which holders of the Circuit City private label credit card are able to purchase designated products on an interest free basis for a specified period. The interest free period is usually 90 or 180 days. The cardholder is still required to make regular monthly principal payments, and finance charges are reinstated, retroactive to the date of the transaction or the first day of the billing cycle, whichever is later, if the cardholder does not meet the terms and conditions of the interest free promotion. The use of interest free promotions may reduce the amount of finance charge receivables collected by the trust during the interest free period. We do not expect, however, that this reduction would cause a material reduction in the yield on the receivables.

  Approximately 80% of the private label cardholders are required to make minimum monthly payments equal to the greater of $20 or 4% of the account balance. Approximately 20% of the private label cardholders are required to make minimum monthly payments equal to the greater of $15 or 3.5% of the account balance.

Delinquencies and Collections

  FNANB classifies an account as delinquent when the minimum payment due on the account is not received by the payment due date specified in the cardholder's billing statement. The FNANB collections staff is segregated into teams specializing in different delinquency categories. The collections staff initiates collection efforts as early as the second day of delinquency, and no later than the 21st day of delinquency, when collectors attempt to establish telephone contact. FNANB uses behavioral risk scoring of all accounts to adjust its collection efforts based on the potential risk of an account and the dollars at risk. Collection efforts escalate in intensity as an account is cycled into a more advanced delinquency category.

  FNANB's collection strategy begins with an early delinquency calling program using state-of-the-art technology that includes predictive dialing for accounts that are up to 60 days past due. FNANB also uses statement messaging and automatic letter dunning during the first 60 days of delinquency. The FNANB collections staff monitors delinquency levels on a daily basis, and aggregated delinquency information is reported to and reviewed by senior management.

  Accounts that are 61-90 days past due are assigned to specific members of the FNANB collections staff for accelerated collection efforts, including demands for balance in full, correspondence from one or more of the national credit bureaus describing the impact that the delinquent credit obligation has on the cardholder's credit history and preparatory actions to place accounts with attorneys for legal action. The FNANB collections staff pursues aggressive collection activities through the 180th day of delinquency. FNANB charges off an account as uncollectible no later than the earlier of the date on which the account becomes 181 days past due on a contractual basis and 30 days after FNANB receives notice of the death or bankruptcy of the cardholder.

  FNANB maintains relationships with a select group of third-party collection agencies to insure that collections support will be available if FNANB experiences problems with its collections systems and to allow FNANB to compare the performance of its collections staff with others in the industry. FNANB assigns less than 10% of the delinquent accounts to third-party collection agencies.

  FNANB automatically re-ages delinquent accounts if the cardholder has a balance equal to or greater than $100 and pays at least the full minimum monthly payment during three consecutive billing cycles. In general, FNANB will manually re-age a delinquent account only if billing errors, customer disputes or other account problems warrant that action. A sample of all re-aged accounts are audited monthly for compliance with FNANB's re-age procedures.

Customer Service and Account Management

  FNANB's customer service departments are located in Richmond, Virginia, and Kennesaw, Georgia. An automated voice response unit handles a substantial percentage of incoming calls and enables customers to receive account information 24 hours a day. Customers can receive balance, payment and credit information, request documents and make payments over the telephone without having to speak with a customer service representative.

  The FNANB customer service representatives are authorized to release information to a customer relating to the customer's account. Each customer service representative is also authorized to modify and update account data, including customer information such as addresses or telephone numbers, and to record account transactions. The ability to change data on a customer's file is restricted by established system security protocols. Each customer service representative is assigned access to customer files by an independent systems security administrator. In addition, every transaction performed by a customer service representative, whether the transaction modifies information on the account or merely allows the customer service representative to view a customer's information without making changes, is automatically logged in a computer file which can be reviewed at a later time. FNANB periodically audits financial transactions and maintenance transactions to confirm that customer service representatives are complying with applicable policies and procedures.

  The FNANB customer service areas are equipped with overhead monitors that provide current customer service information. The information provided includes the number of customers who are waiting to speak to a customer service representative, the number of calls that have been answered within time standards established by FNANB, the number of representatives active in the system to handle telephone calls and the number of representatives performing follow-up administrative functions to address customer requests.

  FNANB has implemented several other systems to increase the efficiency of its customer service areas, including a system that automatically displays the identity of a customer and related account information to a customer service representative based on the telephone number of the inbound call. FNANB also uses a system that allows customer service representatives to increase customer credit lines or decrease customer annual percentage rates within specified underwriting parameters with the push of a keystroke, reducing call handling time and attrition while increasing customer satisfaction.

  FNANB uses both a credit bureau risk model developed by an outside consultant and a credit risk monitoring system to adjust credit lines either up or down, as necessary. These systems evaluate credit bureau risk scores and historical experience to develop a composite risk score on each account. Increases in credit lines are usually granted in conjunction with a purchase that is outside of a customer's line availability. The decision to increase the credit line is currently based on a real time point of sale review of the customer's creditworthiness through a review of the customer's past payment behavior and credit bureau risk score.

Description of Total System Services, Inc.

  Total System performs various data processing and ministerial functions associated with the servicing of the private label credit card accounts on behalf of FNANB from its facilities in Columbus, Georgia. The majority of Total System's common stock is owned by Synovus Financial, Inc. A minority portion of Total System's common stock is publicly traded on the New York Stock Exchange. Total System is a bankcard and bank data processing company. Total System provides a variety of data processing services to FNANB, including processing and settlement of transactions, maintenance of individual cardholder accounts, processing of cardholder statements and issuance of plastic cards. Total System is the second largest third-party bankcard processor behind First Data Resources, Inc.

                  OVERVIEW OF THE ACCOUNTS AND THE RECEIVABLES

  The trust assets include all receivables created from time to time in a portfolio of consumer revolving credit card accounts originated by FNANB and identified in a computer file or microfiche list delivered by FNANB to the trustee under the master pooling and servicing agreement. FNANB delivers an updated computer file or microfiche list to the trustee on a monthly basis to reflect the addition or removal of identified accounts. The accounts identified in the most current computer file or microfiche list delivered to the trustee are sometimes referred to in this prospectus and the attached prospectus supplement as the Accounts included in the trust. You should note, however, that, under the master pooling and servicing agreement, FNANB transfers to the trust the receivables created under the Accounts but not the Accounts. FNANB continues to own the Accounts included in the trust.

  As of the date of this prospectus, the Accounts included in the trust consist solely of accounts established under the Circuit City private label credit card program. The Accounts included in the trust fall into one of the following three categories:

  o Accounts designated by FNANB on the initial closing date and included in the trust as of the initial closing date;

  o Accounts automatically included in the trust upon their creation, which Accounts are sometimes referred to in this prospectus and the attached prospectus supplement as Automatic Additional Accounts; and

  o Accounts designated by FNANB after the initial closing date and included in the trust as of the date of their designation, which Accounts are sometimes referred to in this prospectus and the attached prospectus supplement as Designated Additional Accounts.

  Each Account must satisfy the following eligibility criteria to be included in the trust:

  o the Account must be in existence and owned by FNANB;

  o the Account must be payable in United States dollars;

  o the related credit card must not have been reported lost or stolen or have been designated as fraudulent;

  o the Account must not have been identified in FNANB's computer files as having been cancelled due to the bankruptcy, insolvency or death of the related obligor;

  o the   receivables  in  the  Account  must  not  have  been  charged  off  as uncollectible in accordance with the FNANB account guidelines;

  o the receivables in the Account must not have been assigned, pledged or sold other than under the master pooling and servicing agreement;

  o the related obligor must have provided, as his or her most recent billing address, an address located in the United States or its territories or possessions; and

  o the related obligor must not be FNANB or an affiliate of FNANB.

  The account eligibility criteria must be satisfied as of the Initial Cut-Off Date, in the case of Accounts designated by FNANB on the initial closing date, as of the related date of creation, in the case of Automatic Additional
Accounts, and as of the related Additional Cut-Off Date, in the case of Designated Additional Accounts. See "Description of the Securities -- Addition of Accounts" beginning on page 14 of this prospectus for a further discussion of the circumstances under which Automatic Additional Accounts and Designated Additional Accounts will be included in the trust.

  FNANB has the right to designate accounts previously included in the trust as Removed Accounts and to cause the receivables in the Removed Accounts to be retransferred to FNANB. See "Description of the Securities -- Removal of Accounts" beginning on page 15 of this prospectus for a further discussion of the circumstances under which FNANB may designate Removed Accounts.

  The receivables included in the trust fall into one of the following two categories:

  o receivables representing amounts charged by cardholders for merchandise, repair services, service contracts, other services or credit insurance premiums, which receivables are sometimes referred to in this prospectus and the attached prospectus supplement as Principal Receivables; or

  o receivables representing amounts charged by cardholders for periodic finance charges, late fees, returned check fees or other fees or charges, which receivables are sometimes referred to in this prospectus and the attached prospectus supplement as Finance Charge Receivables;

provided, however, that, if FNANB exercises the Discount Option, an amount equal to the product of the Discount Percentage and the amount of receivables created in the Accounts on or after the date the Discount Option is exercised that would otherwise be treated as Principal Receivables will be treated as Finance Charge Receivables. See "Description of the Securities -- Discount Option" beginning on page 16 of this prospectus for a further discussion of the Discount Option.

  Each receivable must satisfy the following eligibility criteria to be included in the trust:

  o the receivable must have been created under an Eligible Account;

  o the receivable must have been created in compliance with all applicable requirements of law and pursuant to an agreement which complies with all applicable requirements of law, in either case the failure to comply with which would have a material adverse effect upon the securityholders;

  o all material consents, licenses, approvals or authorizations of, or registrations with, any governmental authority required to be obtained or given by FNANB in connection with the creation of the receivable or the execution, delivery and performance by FNANB of the related account agreement must have been duly obtained or given and must be in full force and effect as of the date of that creation;

  o the trust must have had good and marketable title to the receivable at the time of the transfer of the receivable to the trust, free and clear of all liens other than limited tax or other governmental liens permitted under the master pooling and servicing agreement;

  o the receivable must have been the subject of either a valid transfer and assignment from FNANB to the trust of all of FNANB's right, title and interest in the receivable or the grant of a first priority perfected security interest in the receivable and in the proceeds of the receivable to the extent set forth in Section 9-306 of the Uniform Commercial Code, effective until the termination of the trust;

  o the receivable must at all times be the legal, valid and binding payment obligation of the related obligor enforceable against that obligor in accordance with its terms, subject to bankruptcy and equity related exceptions;

  o the receivable must constitute chattel paper, an account or a general intangible under and as defined in Article 9 of the UCC;

  o the receivable, at the time of its transfer to the trust, must not have been waived or modified other than in accordance with the policies and procedures of FNANB relating to the operation of its consumer credit card business;

  o the receivable, at the time of its transfer to the trust, must not have been subject to any setoff, right of rescission, counterclaim or other defense, including the defense of usury, other than bankruptcy related defenses;

  o FNANB must have satisfied all obligations to be fulfilled with respect to the receivable at the time of the transfer of the receivable to the trust; and

  o FNANB must have done nothing to impair the rights of the trust or the securityholders in the receivable at the time of the transfer of the receivable to the trust.

  FNANB must accept the retransfer of receivables included in the trust that were ineligible at the time of their transfer to the trust and must, to the extent specified in the master pooling and servicing agreement, either replace the retransferred receivables with eligible receivables or pay the value of the retransferred receivables to the trust. See "Description of the Securities -Representations and Warranties" and "-- Addition of Accounts" beginning on page 13 and page 14, respectively, of this prospectus for a further discussion of the circumstances under which FNANB will be required to replace or pay for ineligible receivables.

                            MATURITY CONSIDERATIONS

  We expect that each series will include an Accumulation Period, in which case collections of Principal Receivables will be used to make a single principal payment to securityholders on a Scheduled Distribution Date, or an Amortization Period, in which case collections of Principal Receivables will be used to make a series of principal payments to securityholders commencing on a Principal Commencement Date. The attached prospectus supplement describes the structure and material terms of any Accumulation Period or Amortization Period applicable to your series or class of securities.

  If a series includes an Accumulation Period and a single class of securities, we expect that:

  o all or a portion of the collections of Principal Receivables allocated to that series plus any other amounts specified in the related series supplement will be deposited on or before each Distribution Date with respect to the Accumulation Period into a Principal Funding Account for that series;

  o the amount of each deposit will not exceed a specified amount, in the case of a Controlled Accumulation Period, or will equal the collections of Principal Receivables allocated to that series plus any other amounts specified in the related series supplement, in the case of a Rapid Accumulation Period; and

  o the amount accumulated in the Principal Funding Account will be used to make a single principal payment to securityholders on the Scheduled Distribution Date for that series;

provided, however, that, if an Early Amortization Event occurs with respect to that series or if the actual payment rate on the receivables is substantially lower than the payment rate assumed in structuring the Accumulation Period, securityholders may begin to receive principal payments earlier than the Scheduled Distribution Date or may not be paid in full on the Scheduled Distribution Date. If your series includes an Accumulation Period, the attached prospectus supplement may describe circumstances under which the commencement of that period may be postponed or that period may be suspended.

  If a series includes an Amortization Period and a single class of securities, we expect that:

  o all or a portion of the collections of Principal Receivables allocated to that series plus any other amounts specified in the related series supplement will be used to make a series of principal payments to securityholders on each Distribution Date commencing on the Principal Commencement Date for that series; and

  o the amount of each principal payment will not exceed a specified amount, in the case of a Controlled Amortization Period, or will equal the collections of Principal Receivables allocated to that series plus any other amounts specified in the related series supplement, in the case of a Principal Amortization Period;

provided, however, that, if an Early Amortization Event occurs with respect to that series or if the actual payment rate on the receivables is substantially lower than the payment rate assumed in structuring the Amortization Period, securityholders may begin to receive principal payments earlier than the Principal Commencement Date or may not receive the full amount scheduled to be paid on any Distribution Date.

  If a series has more than one class of securities, a different method of making principal payments, or a different Scheduled Distribution Date or Principal Commencement Date, may be assigned to each class. See "Description of the Securities -- Application of Collections" beginning on page 17 of this prospectus for a further discussion of the different Accumulation Periods or Amortization Periods that may be used with respect to the securities.

  The principal payment structure for a series will provide for the accelerated accumulation or payment of principal upon the occurrence of an Early Amortization Event with respect to that series. If an Early Amortization Event occurs with respect to your securities, you may receive principal payments earlier than expected.

  The principal payment structure for a series will be established based upon various assumptions as to the payment rate on the receivables. These assumptions will be based upon a review of historical payment rates and other information relating to the Circuit City private label credit card program. The attached prospectus supplement provides historical performance information with respect to the receivables in the trust, including payment rate information. We cannot assure you, however, that the future payment rate experience for the receivables in the trust will be similar to the historical payment rates reviewed in structuring the Accumulation Period or the Amortization Period for your securities. The payment rate on the receivables is influenced by a number of factors, including seasonal variations in consumer spending, the availability of competing sources of credit, general economic conditions and the payment habits of individual cardholders. If the actual payment rate on the receivables is substantially lower than the payment rate assumed in structuring the
Accumulation Period or the Amortization Period for your securities, you may receive principal payments later than expected.


                                USE OF PROCEEDS

  The net proceeds from the sale of each series of securities will, in most cases, be paid to FNANB and used for general corporate purposes. The attached prospectus supplement may provide that all or a portion of the net sale proceeds will be used for other purposes, including the full or partial repayment of other series or the funding of one or more trust accounts.

                         DESCRIPTION OF THE SECURITIES

Overview of the Securities

  The securities will be issued in series. Each series of securities will be issued by the trust under the master pooling and servicing agreement and a series supplement related to that series. A copy of the master pooling and servicing agreement and a form of the series supplement are filed with the SEC as exhibits to the registration statement of which this prospectus is a part. This prospectus describes the material provisions common to each series of securities. The attached prospectus supplement provides additional information specific to your securities.

  Each series of securities may include one or more classes, one or more of which may be senior securities and one or more of which may be subordinated securities. The Invested Amount of a series with more than one class will be allocated among the classes of that series as described in the related prospectus supplement. The securities of each class included in a series may have different terms, including different interest rates, principal payment structures, maturity dates, allocation terms and access to credit enhancement.

  Each series of securities may be included in a designated group. Each series of securities included in a designated group will be entitled to share amounts collected in respect of the receivables and allocated to other series in that group to the extent those amounts are not needed to make required deposits or payments with respect to other series in that group, in each case in the manner and to the extent provided in the series supplements for those other series.

  Each series of securities will represent an undivided interest in the assets of the trust. The assets of the trust not allocated to the securityholders will be allocated among the holder of the Exchangeable Transferor Certificate and, to the extent described in the series supplement for any series, the provider of any credit enhancement for that series. FNANB currently holds the Exchangeable Transferor Certificate.

  Each series of securities:

  o will represent the right to receive a varying percentage of the amounts collected in respect of the receivables during each Due Period;

  o will be allocated a varying percentage of the receivables, if any, charged off as uncollectible during each Due Period; and

  o will be allocated a varying percentage of the downward adjustments, if any, made in the amount of the receivables for non-credit reasons during each Due Period.

  Each series of securities:

  o will represent the right to receive interest at a specified rate per annum on each Distribution Date in the manner and to the extent provided in the related series supplement;

  o if that series includes an Accumulation Period, will represent the right to receive principal on a Scheduled Distribution Date in the manner and to the extent provided in the related series supplement; and

  o if that series includes an Amortization Period, will represent the right to receive principal commencing on a Principal Commencement Date in the manner and to the extent provided in the related series supplement.

  The series supplement for a series may provide that the securities of that series will initially be represented by securities registered in the name of Cede & Co., as nominee of The Depository Trust Company, and that beneficial interests in those securities will be available for purchase in book-entry form only. If the securities of a series are registered in the name of Cede & Co., all references in this prospectus or the attached prospectus supplement to actions taken by securityholders refer to actions taken by DTC, upon instructions from its participants, and all references in this prospectus or the attached prospectus supplement to distributions, notices, reports and statements to securityholders refer to distributions, notices, reports and statements to DTC or Cede & Co., as the registered holder of the securities, as the case may be, for distribution to the Security Owners in accordance with DTC procedures. See "Registration and Transfer of the Securities" beginning on page 29 of this prospectus for a further discussion of the book-entry registration system and the limited circumstances under which Definitive Securities will be issued.

  The series supplement for a series may specify that application will be made to list the securities of that series, or all or a portion of any class of that series, on the Luxembourg Stock Exchange or any other specified exchange.

Interest Payments

  Each series or class of securities will accrue interest from the date specified in the related series supplement on the outstanding principal amount of that series or class at the interest rate specified for that series or class in that series supplement. Each interest rate may be a fixed rate, a floating rate or any other type of rate specified in the related series supplement. Interest will be paid to securityholders on the Distribution Dates specified in the related series supplement.

  Interest payments for any series or class of securities will be funded on each Distribution Date from collections of Finance Charge Receivables received during the preceding Due Period and allocated to that series or class plus any other sources specified in the related series supplement. If the Distribution Dates for a series or class occur less frequently than monthly, an Interest Funding Account may be established to accumulate the required interest payment amount. If a series includes more than one class of securities, each class in that series may have a separate Interest Funding Account.

  Your securities will pay interest on the Distribution Dates and at the interest rate specified in the attached prospectus supplement. If your securities bear interest at a floating rate, the attached prospectus supplement describes the initial interest rate and the method for calculating subsequent interest rates.

Principal Payments

  Each series of securities will include a Revolving Period during which principal will not be accumulated for or paid to the securityholders of that series. The Revolving Period for a series will begin on the related closing date and will end on the earlier of the close of business on the day preceding the commencement of the Accumulation Period for that series and the close of business on the day preceding the commencement of the Amortization Period for that series. All collections of Principal Receivables allocated to a series during the Revolving Period for that series will, to the extent specified in the related series supplement, be applied as reallocated collections of Principal Receivables, shared with other series, deposited in the Excess Funding Account or paid to the holder of the Exchangeable Transferor Certificate.

  At the end of the Revolving Period for a series, one or more of the following types of principal accumulation periods or principal payment periods will commence:

  o  a  Controlled  Accumulation  Period;

  o  a  Rapid  Accumulation  Period;

  o  a  Controlled Amortization Period;

  o  a  Principal Amortization Period; or

  o  an Early Amortization Period.

  The Controlled Accumulation Period, Rapid Accumulation Period, Controlled Amortization Period or Principal Amortization Period, as applicable, for a series will begin on the date specified in or determined in the manner specified in the related series supplement. The Early Amortization Period for a series will begin upon the occurrence of an Early Amortization Event with respect to that series.

  During the Controlled Accumulation Period or Rapid Accumulation Period for a series, collections of Principal Receivables allocated to that series and any other amounts specified in the related series supplement will be used on or before each Distribution Date to make deposits into a Principal Funding Account for that series. At the end of the Accumulation Period, the amount on deposit in the Principal Funding Account will be used to make a single principal payment to the securityholders of that series. The series supplement for each series that includes an Accumulation Period will specify the Scheduled Distribution Date for that series and the frequency and amount of the scheduled deposits. The series supplement for each series that includes an Accumulation Period may also specify circumstances under which FNANB may postpone the commencement of the Accumulation Period or eliminate the Accumulation Period.

  The funds held in any Principal Funding Account for a series may be subject to a guaranteed rate or investment agreement or other arrangement specified in the related series supplement intended to assure a minimum rate of return on the investment of those funds. A series or class that includes an Accumulation Period may be subject to a principal guaranty or other similar arrangement specified in the related series supplement to enhance the likelihood that the principal amount of that series or class will be paid in full at the end of the Accumulation Period.

  During the Controlled Amortization Period or Principal Amortization Period for a series, collections of Principal Receivables allocated to that series and any other amounts specified in the related series supplement will be used on each Distribution Date to make principal payments to the securityholders of that series. The series supplement for each series that includes a Controlled Amortization Period or a Principal Amortization Period will specify the Principal Commencement Date for that series and the frequency and amount of the scheduled principal payments.

  During the Early Amortization Period for a series, collections of Principal Receivables allocated to that series and any other amounts specified in the related series supplement will be used each month to make principal payments to the securityholders of that series. The series supplement for each series will specify the Early Amortization Events applicable to that series. See "Description of the Securities -- Early Amortization Events" beginning on page 21 of this prospectus for a further discussion of the Early Amortization Events applicable to all series.

  If your class of securities is subordinated to one or more senior classes, you will receive principal payments only after the more senior classes are paid in full. You may receive principal payments earlier or later than expected. See "Maturity Considerations" beginning on page 8 of this prospectus for a further discussion of the circumstances under which principal payments could be made earlier or later than expected.

Identification of the Receivables

  FNANB has indicated in its records, including its computer files, that the receivables have been transferred from FNANB to the trust. In addition, FNANB has provided to the trustee a computer file or a microfiche list showing the Account number and the amount of receivables relating to each Account. FNANB, as initial servicer, will retain and will not deliver to the trustee any other records or agreements relating to the Accounts or the receivables. The records and agreements relating to the Accounts or the receivables will not be segregated from those relating to other credit card accounts or receivables owned or serviced by FNANB and will not be stamped or otherwise marked to reflect the transfer of the receivables to the trust. The trustee will have reasonable access to these records and agreements as required by applicable law or to enforce the rights of the securityholders. FNANB has filed UCC financing statements in accordance with Georgia state law to perfect the trust's interest in the receivables. See "Material Legal Aspects of the Receivables" beginning on page 39 of this prospectus for a discussion of the limited circumstances under which a creditor of FNANB could acquire an interest in the receivables.

Issuing New Series

  FNANB may tender the Exchangeable Transferor Certificate, or the Exchangeable Transferor Certificate and the securities of one or more series, to the trustee in exchange for one or more newly issued series of securities and a reissued Exchangeable Transferor Certificate. FNANB will specify the principal terms of each new series in the related series supplement. The master pooling and servicing agreement does not limit the number of exchanges that FNANB may perform.

  FNANB must notify the trustee at least three days in advance of the date on which it proposes to issue a new series of securities. FNANB must also notify the trustee of the designation of the new series, the initial Invested Amount of the new series and, if applicable, the initial amount to be deposited in the Pre-Funding Account for the new series or the method for calculating these amounts and the interest rates applicable to the new series or the method for allocating interest payments or other cash flows to the new series, if any. On the date of the issuance of a new series of securities, FNANB must deliver to the trustee the following:

  o a series supplement in form satisfactory to the trustee signed by FNANB and specifying the terms of the new series;

  o the credit enhancement, if any, applicable to the new series and the related credit enhancement agreement;

  o an opinion of counsel to the effect that securities of the new series, other than any class required to be retained by FNANB, will be characterized either as indebtedness or an interest in a partnership that is not taxable as a corporation under existing law for federal income tax purposes and that the issuance of the new series will not have a material adverse effect on the federal income tax characterization of any outstanding series that has been the subject of a previous opinion of tax counsel or result in the trust being taxable as an association for federal or applicable state tax purposes;

  0 written confirmation from each rating agency that the issuance of the new series will not result in a reduction or withdrawal of the rating assigned by that rating agency to any outstanding series; and

  o the existing Exchangeable Transferor Certificate and, if applicable, the securities of the series to be exchanged.

  Upon satisfaction of these conditions, the trustee will cancel the existing Exchangeable Transferor Certificate and the securities of the exchanged series, if applicable, and issue the new series of securities and a new Exchangeable Transferor Certificate. FNANB, the servicer, the trustee and the trust are not required to obtain, and do not intend to obtain, the consent of any securityholder to the issuance of a new series of securities. The issuance of a new series of securities could affect the timing or amount of payments on your securities.

Representations and Warranties

  FNANB represents and warrants to the trustee, on behalf of the trust, that:

  o each receivable is an Eligible Receivable as of the initial cut-off date, in the case of receivables in the initial Accounts, as of the related creation date, in the case of receivables in the Automatic Additional Accounts, and as of the related Additional Cut-Off Date, in the case of receivables in the Designated Additional Accounts;

  o each computer file or microfiche list of the Accounts delivered by FNANB to the trustee under the master pooling and servicing agreement is an accurate and complete listing of the Accounts in all material respects as of the initial cut-off date, in the case of the initial Accounts, as of the related creation date, in the case of the Automatic Additional Accounts, and as of the related Additional Cut-Off Date, in the case of the Designated Additional Accounts; and

  o no selection procedure believed by FNANB to be adverse to the interests of the securityholders was used in selecting the Accounts.

  If any of these representations and warranties is found to have been incorrect when made and, as a result, any receivable is charged off or the trust's rights in that receivable or its proceeds are materially impaired and that breach continues unremedied for 60 days, or for such longer period as may be agreed to by the trustee not to exceed an additional 90 days, after FNANB discovers or receives notice of that breach, then FNANB will be obligated to accept retransfer of the principal amount of that receivable by directing the servicer to deduct the principal amount of that receivable from the aggregate amount of Principal Receivables in the trust. If this deduction would cause the Transferor Amount to be reduced below zero, FNANB will deposit into the Excess Funding Account an amount equal to the amount by which the Transferor Amount would have been reduced below zero. This deduction or deposit will be treated as a repayment in full of the related receivable and will be allocated in the same manner as payments received from cardholders under the Accounts. FNANB will also be obligated to accept retransfer of receivables that are subject to various types of liens immediately upon the discovery of those liens. FNANB's obligation to accept retransfer of a receivable is the only remedy available to the securityholders with respect to any breach of a representation or warranty concerning the eligibility of that receivable.

  FNANB represents and warrants to the trustee, on behalf of the trust, as of each closing date with respect to each series, that:

  o FNANB is duly organized and validly existing and has the authority to execute, deliver and perform its obligations under the master pooling and servicing agreement and the related series supplement and to issue the securities of that series;

  o the master pooling and servicing agreement and the related series supplement constitute legal, valid, binding and enforceable obligations of FNANB; and

  o the trust owns or has a first priority perfected security interest in the receivables subject only to limited tax or other governmental liens permitted under the master pooling and servicing agreement.

  If any of these representations and warranties is found to have been incorrect when made or if a material amount of receivables are not Eligible Receivables and, in either case, that event has a material adverse effect on the securityholders and continues unremedied for 60 days, or for such longer period as may be agreed to by the trustee not to exceed an additional 90 days, after FNANB receives notice of that event, then the trustee or the holders of securities representing more than 50% of the aggregate Invested Amount of all outstanding series may direct FNANB to accept retransfer of all of the receivables in the trust on a Distribution Date specified by FNANB occurring within the applicable cure period by depositing into the Collection Account an amount equal to the aggregate Invested Amount of all outstanding series plus all accrued but unpaid interest on the securities of all outstanding series. This deposit will be treated as a prepayment in full of the receivables and will be allocated in the same manner as payments received from cardholders under the Accounts. FNANB's obligation to accept retransfer of all of the receivables in the trust is the only remedy available to the securityholders with respect to any breach of these representations or warranties.

  The attached prospectus supplement may specify additional representations and warranties made by FNANB with respect to your securities. The trustee is not required to make any initial or periodic examination of the receivables or any records relating to the receivables. The servicer, however, is required to deliver to the trustee once each year an opinion of counsel as to the validity of the security interest of the trust in the receivables.

Addition of Accounts

  Automatic Additional Accounts

  All Eligible Accounts will be automatically included as Accounts upon their creation and the receivables in those Accounts will be automatically transferred to the trust; provided, however, that each Automatic Additional Account must be of a type previously included in the trust and the number of Automatic Additional Accounts that may be added during any Due Period is limited. FNANB can discontinue the Automatic Additional Account feature at any time and for any reason. The Automatic Additional Account feature allows FNANB to transfer additional receivables to the trust more efficiently than through the designation of Designated Additional Accounts.

  The securityholders will not incur any costs in connection with the addition of Automatic Additional Accounts. We cannot assure you, however, that the Automatic Additional Accounts will be of the same credit quality as the initial Accounts.

  Designated Additional Accounts

  FNANB has the right to designate, from time to time, additional Eligible Accounts to be included as Accounts. In addition, FNANB is required to designate additional Eligible Accounts to be included as Accounts if, as of the end of any Due Period, the Transferor Amount is less than the Minimum Transferor Amount and FNANB fails to eliminate that deficiency by repurchasing securities of one or more outstanding series or the aggregate amount of Principal Receivables in the trust is less than the Minimum Aggregate Principal Receivables.

  FNANB will transfer the receivables in the new Accounts to the trust upon satisfaction of various conditions, including the following:

  o each new Account must be an Eligible  Account at the time of its selection;

  o each new Account must be selected in a manner that FNANB believes will not materially adversely affect the securityholders or any provider of credit enhancement; and

  o FNANB must deliver prior written notice of the designation of the new Accounts to each rating agency, the trustee and the servicer and, if required, must receive written confirmation from each rating agency that the designation of the new Accounts will not result in a reduction or withdrawal of the rating assigned by that rating agency to any outstanding series.

  The Designated Additional Account feature requires FNANB to transfer additional receivables to the trust if there would otherwise be insufficient receivables to support all outstanding series. If FNANB fails to designate new Eligible Accounts within 10 days after it is required to do so, an Early Amortization Event will occur with respect to the related series.

  The securityholders will not incur any costs in connection with the addition of Designated Additional Accounts. We cannot assure you, however, that the Designated Additional Accounts will be of the same credit quality as the initial Accounts.

Removal of Accounts

  FNANB has the right to designate, from time to time, Accounts the receivables in which will be removed from the trust. The trust will retransfer the receivables in the Removed Accounts to FNANB upon satisfaction of various conditions, including the following:

  o FNANB must deliver to the trustee a reassignment document to be signed by the trustee and a computer file or microfiche list containing a true and complete list of the Removed Accounts;

  o FNANB must represent and warrant that the Removed Accounts were not selected through a procedure believed to be materially adverse to the interests of the securityholders or any provider of credit enhancement;

  o the retransfer of the receivables in the Removed Accounts must not, in the reasonable belief of FNANB, cause an Early Amortization Event or an event which, with notice or lapse of time or both, would constitute an Early Amortization Event to occur;

  o the retransfer of the receivables in the Removed Accounts must not cause the Transferor Amount to be less than the Minimum Transferor Amount; and

  o FNANB must deliver prior written notice of the designation of the Removed Accounts to each rating agency and must receive written confirmation from each rating agency that the retransfer of the receivables in the Removed Accounts will not result in a reduction or withdrawal of the rating assigned by that rating agency to any outstanding series.

Discount Option

  FNANB has the right to cause a specified percentage of receivables in the trust that would otherwise be treated as Principal Receivables to be treated as Finance Charge Receivables, a right which is referred to in this prospectus and the attached prospectus supplement as the Discount Option. FNANB may only exercise or discontinue the Discount Option upon satisfaction of various conditions, including receipt of written confirmation from each rating agency that the proposed action will not result in a reduction or withdrawal of the rating assigned by that rating agency to any outstanding series. FNANB may use the Discount Option to reduce the likelihood that an Early Amortization Event would occur as a result of a decrease in the yield on the receivables. The use of the Discount Option will increase the likelihood that FNANB will be required to add Principal Receivables to the trust.

Collection Account

  The trustee has established and will maintain with an Eligible Institution, for the benefit of the securityholders of all series, a segregated trust account designated as the Collection Account. The servicer may direct that funds on deposit in the Collection Account be invested in Eligible Investments. On each Distribution Date, all net investment earnings on funds on deposit in the Collection Account will be withdrawn from the Collection Account and paid to the holder of the Exchangeable Transferor Certificate. The servicer has the revocable power to make withdrawals and payments from the Collection Account and to instruct the trustee to make withdrawals and payments from the Collection Account, in each case in accordance with the master pooling and servicing agreement and any series supplement.

  The servicer will deposit amounts collected in respect of the receivables that are allocated to a series into the Collection Account no later than the second business day following the date those collections are processed; provided, however, that the servicer will not be required to deposit collections into the Collection Account until the business day before each Distribution Date if:

  o FNANB or an affiliate of FNANB is the servicer;

  o no Servicer Default has occurred and is continuing; and

  o the servicer maintains short-term credit ratings required by the rating agencies or obtains written confirmation from each rating agency that the monthly deposit of collections will not result in a reduction or withdrawal of the rating assigned by that rating agency to any outstanding series.

  If amounts collected in respect of the receivables are deposited into the Collection Account on a monthly basis, the servicer may use those collections for its own purposes until the deposit date, the servicer need not segregate those collections from its other assets until the deposit date and the servicer may invest those collections in investments that mature on or before the deposit date and may retain for its own account any net investment earnings on those collections. We cannot assure you that collections held by the servicer will be available to the securityholders if the servicer becomes insolvent or a receiver or conservator is appointed for the servicer.

  The servicer will remit amounts collected in respect of the receivables that are allocated to the Transferor Interest to the holder of the Exchangeable Transferor Certificate on each business day.

Funding Period

  The series supplement for a series may provide for a Funding Period during which the aggregate amount of Principal Receivables in the trust that are allocated to that series may be less than the aggregate principal amount of the securities of that series. If a series includes a Funding Period, the amount of that deficiency will be deposited into a Pre-Funding Account pending the transfer of additional receivables to the trust or the reduction of the Invested Amount of one or more other series. During the Funding Period, funds on deposit in the Pre-Funding Account will be withdrawn and paid to FNANB to the extent of any increase in the aggregate amount of Principal Receivables in the trust. On each Distribution Date during the Funding Period, all net investment earnings on funds on deposit in the Pre-Funding Account will be withdrawn from the PreFunding Account and deposited into the Collection

Account and will be used to pay interest on the securities of the related series in the manner specified in the related series supplement.

  The series supplement for a series that includes a Funding Period will specify the initial Invested Amount of that series, the initial aggregate principal amount of the securities of that series, the date by which the Invested Amount of that series is expected to equal the initial aggregate principal amount of the securities of that series and the date on which that Funding Period will end. If the Funding Period for a series does not end by the date specified in the related series supplement, any amount remaining in the Pre-Funding Account on that date and any other amounts specified in the related series supplement will be paid to securityholders.

Allocation of Collections

  On each Determination Date, the servicer will allocate all amounts collected in respect of the receivables during the preceding Due Period among each outstanding series, or, if a series has multiple classes, among each class of that series, the Transferor Interest and, to the extent provided in the series supplement for any outstanding series, any provider of credit enhancement for that series. The servicer will allocate these amounts based on the applicable Invested Percentage of each series or the Transferor Percentage. The series supplement for each series will specify how the Invested Percentages are calculated for that series and, if that series has multiple classes, how allocations will be made among those classes. The Invested Percentage for a series may be based on an amount other than the Invested Amount of that series.

Application of Collections

  On each Distribution Date, the servicer will apply or cause the trustee to apply all amounts collected in respect of the receivables during the preceding Due Period as follows:

  o Finance Charge Receivables During All Periods. All collections of Finance Charge Receivables allocated to a series will be applied as specified in the related series supplement;

  o  Principal  Receivables  During the Revolving  Period.  All  collections  of
     Principal Receivables allocated to a series will be shared with other series, deposited into the Excess Funding Account or paid to the holder of the Exchangeable Transferor Certificate, in each case as specified in the related series supplement;

  o Principal Receivables During the Controlled Accumulation Period. All collections of Principal Receivables allocated to a series, up to a specified amount, will be deposited into the Principal Funding Account for that series as specified in the related series supplement; provided, however, that if the available amount exceeds the amount to be deposited into the Principal Funding Account, that excess will be shared with other series, deposited into the Excess Funding Account or paid to the holder of the Exchangeable Transferor Certificate, in each case as specified in the related series supplement;

  o Principal Receivables During the Rapid Accumulation Period. All collections of Principal Receivables allocated to a series will be deposited into the Principal Funding Account for that series as specified in the related series supplement; provided, however, that if the available amount exceeds the amount remaining to be accumulated with respect to that series, that excess will be shared with other series, deposited into the Excess Funding Account or paid to the holder of the Exchangeable Transferor Certificate, in each case as specified in the related series supplement;

  o Principal Receivables During the Controlled Amortization Period. All collections of Principal Receivables allocated to a series, up to a specified amount, will be paid to the securityholders of that series as specified in the related series supplement; provided, however, that if the available amount exceeds the amount to be paid to securityholders, that excess will be shared with other series, deposited into the Excess Funding Account or paid to the holder of the Exchangeable Transferor Certificate, in each case as specified in the related series supplement; and

  o Principal Receivables During the Principal Amortization Period or the Early Amortization Period. All collections of Principal Receivables allocated to a series will be paid to the securityholders of that series as specified in the related series supplement; provided, however, that if the available amount exceeds the amount remaining to be paid with respect to that series, that excess will be shared with other series, deposited into the Excess Funding Account or paid to the holder of the Exchangeable Transferor Certificate, in each case as specified in the related series supplement.

  If a series of securities includes more than one class, the amounts collected in respect of the receivables and allocated to that series will be applied to each class in the manner and order of priority specified in the related series supplement.

Shared Excess Finance Charge Collections

  If a series is included in a group, collections of Finance Charge Receivables allocated to that series in excess of the amount needed to make all required deposits or payments with respect to that series may be shared with other series in that group. If only one series in a group requires additional collections of Finance Charge Receivables, that series will have access to all of the excess collections available to the series in that group. If two or more series in a group require additional collections of Finance Charge Receivables, the excess collections available to the series in that group will be allocated among those series pro rata based on the amount required by each series. In all cases, any excess collections of Finance Charge Receivables remaining after covering amounts required by other series in a group will be paid to the holder of the Exchangeable Transferor Certificate.

  The sharing of excess collections of Finance Charge Receivables may enable FNANB to avoid the occurrence of an Early Amortization Event that would otherwise occur as a result of a shortfall in collections of Finance Charge Receivables allocated to one or more series. We cannot assure you, however, that excess collections will exist or be allocated to any particular series on any Distribution Date.

Shared Principal Collections

  If a series is included in a group, collections of Principal Receivables allocated to that series in excess of the amount needed to make all required deposits or payments with respect to that series may be shared with other series in that group. If only one series in a group requires additional collections of Principal Receivables, that series will have access to all of the excess collections available to the series in that group. If two or more series in a group require additional collections of Principal Receivables, the excess collections available to the series in that group will be allocated among those series pro rata based on the amount required by each series. In all cases, any excess collections of Principal Receivables remaining after covering amounts required by other series in a group will be deposited into the Excess Funding Account or paid to the holder of the Exchangeable Transferor Certificate, in each case as provided in the related series supplement.

  The sharing of excess collections of Principal Receivables may enable FNANB to avoid the occurrence of an Early Amortization Event that would otherwise occur as a result of a shortfall in collections of Principal Receivables allocated to one or more series. We cannot assure you, however, that excess collections will exist or be allocated to any particular series on any Distribution Date.

Excess Funding Account

  The trustee has established and will maintain with an Eligible Institution, for the benefit of the securityholders of all series, a segregated trust account designated as the Excess Funding Account. The servicer may direct that funds on deposit in the Excess Funding Account be invested in Eligible Investments. On each Distribution Date, all net investment earnings on funds on deposit in the Excess Funding Account will be withdrawn from the Excess Funding Account, deposited into the Collection Account and applied as collections of Finance Charge Receivables.

  If, on any business day, the Transferor Amount is less than the Minimum Transferor Amount, the servicer will deposit into the Excess Funding Account any collections of Principal Receivables that otherwise would be distributed to the holder of the Exchangeable Transferor Certificate.

  If, on any business day, the Transferor Amount exceeds the Minimum Transferor Amount, the servicer will instruct the trustee to withdraw from the Excess Funding Account and pay to the holder of the Exchangeable

Transferor Certificate an amount equal to that excess or, if less, the amount then on deposit in the Excess Funding Account; provided, however, that if the Accumulation Period or the Amortization Period commences for a series included in a group, the amount that would otherwise be withdrawn from the Excess Funding Account and paid to the holder of the Exchangeable Transferor Certificate will instead be withdrawn from the Excess Funding Account and shared with other series to the extent specified in the related series supplement.

Companion Series

  The series supplement for a series may provide for that series to be paired with one or more Companion Series. A Companion Series may be used to finance the increase in the Transferor Amount that would otherwise occur as principal is deposited into a Principal Funding Account for another series or paid to the securityholders of another series. As principal is allocated to the series with which the Companion Series is paired, the Invested Amount of the Companion Series will increase and either:

  o an equal amount of funds on deposit in a Pre-Funding Account for the Companion Series will be released to FNANB; or

  o an interest in a variable funding series that is equal to the principal allocated to the series with which the Companion Series is paired will be sold and the proceeds will be distributed to FNANB.

  If a Companion Series includes a Pre-Funding Account, that account will be funded on the related closing date with the proceeds from the sale of the Companion Series. Any Pre-Funding Account will be held for the benefit of the Companion Series and not for the benefit of any other series.

  We cannot assure you that the terms of a Companion Series will not have an adverse impact on the timing or amount of payments allocated to the series with which the Companion Series is paired. If an Early Amortization Event occurs with respect to a Companion Series while the series with which it is paired is outstanding, the percentage of receivables allocated to the series with which the Companion Series is paired may be reduced if the series supplement relating to the Companion Series requires that the Companion Series also receive its share of collections of Principal Receivables. In addition, if an Early Amortization Event occurs with respect to the series with which a Companion Series is paired, the percentage of receivables allocated to the Companion Series may be reduced until the series with which the Companion Series is paired is paid in full.

  A Companion Series may be issued privately or sold publicly. A Companion Series sold publicly will be registered under the registration statement we have filed with the SEC relating to the securities. The series supplement for a Companion Series and the series supplement for each series with which a Companion Series is paired will specify the relationship between those series.

Allocation of Default Amount

  On each Determination Date, the servicer will calculate the Default Amount for the preceding Due Period. The Default Amount for any Due Period represents, in general, the aggregate amount of Principal Receivables charged-off as uncollectible during that Due Period minus the aggregate amount of recoveries received by the servicer during that Due Period with respect to charged-off receivables. A receivable will be considered charged off for purposes of the master pooling and servicing agreement on the earliest of the date on which the related Account is charged off under the customary and usual servicing procedures of the servicer, the last day of the month in which that receivable becomes 180 days delinquent on a contractual basis and 30 days after receipt of notice by the servicer that the related obligor has died or declared bankruptcy.

  On each Determination Date, the servicer will allocate the Default Amount for the preceding Due Period among each outstanding series, or, if a series has multiple classes, among each class of that series, the Transferor Interest and, to the extent provided in the series supplement for any outstanding series, any provider of credit enhancement for that series. The servicer will allocate the Default Amount based on the applicable Invested Percentage of each series and the Transferor Percentage. If a series includes one or more classes of subordinated securities, the related series supplement may provide that all or a portion of any collections otherwise allocable to the subordinated securities are to be allocated to the senior securities to cover any Default Amount allocated to the senior securities.

Calculation of Series Adjustment Amount

  On each Determination Date, the servicer will calculate the Dilution Amount as of the last day of the preceding Due Period. The Dilution Amount as of the last day of any Due Period represents, in general, the amount of any deficiency in trust assets as of that last day attributable to downward adjustments made in the amount of Principal Receivables in the trust for non-credit reasons. FNANB may adjust downward the amount of a Principal Receivable because of a rebate, refund or billing error, because goods or services were refused, returned or not received by a cardholder or because of a fraudulent or counterfeit charge. If FNANB adjusts downward the amount of a Principal Receivable for any of these reasons, or if FNANB makes any other downward adjustment in the amount of a Principal Receivable without collecting the amount of that adjustment or charging off that amount as uncollectible, the aggregate amount of Principal Receivables in the trust will be reduced by the amount of the adjustment.

  If the Dilution Amount as of the last day of any Due Period is greater than zero, the servicer will allocate a portion of that amount to each outstanding series based on a percentage, the numerator of which is the sum of the Invested Amount of that series plus the Series Minimum Transferor Amount for that series and the denominator of which is the sum of the aggregate Invested Amount of all outstanding series plus the Minimum Transferor Amount. If the Dilution Amount allocated to any series exceeds the Series Minimum Transferor Amount for that series, FNANB will be required to deposit an amount equal to that excess into the Excess Funding Account. If FNANB fails to make this deposit with respect to one or more series:

  o the servicer will allocate a portion of any amount deposited to each outstanding series based on a percentage, the numerator of which is the amount required to be deposited with respect to that series and the denominator of which is the amount required to be deposited with respect to all outstanding series; and

  o the servicer will calculate for each series the amount, if any, by which the Dilution Amount allocated to that series exceeds the sum of the Series Minimum Transferor Amount for that series plus any amount deposited into the Excess Funding Account with respect to that Dilution Amount that has been allocated to that series, which excess is referred to in this prospectus as the Series Adjustment Amount for that series.

  On each Determination Date, the servicer will allocate the Series Adjustment Amount calculated as of the last day of the preceding Due Period for any series that has multiple classes among each class of that series as specified in the related series supplement. If a series includes one or more classes of subordinated securities, the related series supplement may provide that all or a portion of any collections otherwise allocable to the subordinated securities are to be allocated to the senior securities to cover any Series Adjustment Amount allocated to the senior securities.

Investor Charge-Offs

  On each Distribution Date, the servicer will apply all collections of Finance Charge Receivables allocated to each series and any other amounts specified in the related series supplement to pay or cover various amounts, including, to the extent specified in that series supplement:

  o the interest payable on that series on that Distribution Date;

  o the servicing fee payable to a successor servicer with respect to that series;

  o the Default Amount  allocated  to that series for the  preceding Due Period;

  o the Series Adjustment Amount calculated for that series as of the last day of the preceding Due Period; and

  o any other required amounts.

  If the available funds for any series are insufficient to pay or cover the required amounts for that series, the Invested Amount of that series will be reduced in the manner and to the extent specified in the related series supplement. The amount of this reduction on any Distribution Date will be limited to the Default Amount allocated to that series for that Distribution Date plus the Series Adjustment Amount calculated for that series as of the last day of the preceding Due Period. The Invested Amount of a series may be increased through reimbursement of Investor Charge-Offs on any subsequent Distribution Date.

  If a series includes one or more classes of subordinated securities, the related series supplement may provide that all or a portion of any collections otherwise allocable to the subordinated securities are to be allocated to the senior securities to cover any Investor Charge-Offs that would otherwise be applied to the senior securities.

Defeasance

  FNANB may terminate its obligations with respect to a series by depositing with the trustee funds adequate to make all remaining scheduled interest and principal payments on that series. FNANB may defease an outstanding series upon satisfaction of various conditions, including the following:

  o FNANB must deliver to the trustee an opinion of counsel that the defeasance will not be treated for federal income tax purposes as a sale or exchange by the holders of the defeased series;

  o FNANB must receive written confirmation from each rating agency that the defeasance will not result in a reduction or withdrawal of the rating assigned by that rating agent to any outstanding series;

  o FNANB must deliver to the trustee an opinion of counsel that the defeasance will not require the trust to register as an investment company under the Investment Company Act of 1940, as amended; and

  o FNANB must deliver to the trustee an officer's certificate confirming that, in the reasonable opinion of FNANB, the defeasance will not cause an Early Amortization Event to occur with respect to any outstanding series.

  If FNANB terminates its obligations with respect to a defeased series, the securityholders may lose the benefit of any credit enhancement for that series.

Optional Repurchase

  FNANB has the option to repurchase the securities of any series on any Distribution Date after the Invested Amount of that series is reduced to an amount equal to or less than 5% of the initial outstanding principal amount of the securities of that series or any other amount specified in the related series supplement. The repurchase price for any series will equal the Invested Amount of that series plus all accrued but unpaid interest on the securities of that series and any other amounts specified in the related series supplement or any other repurchase price specified in the related series supplement.

Series Termination

  The securities of each series will be retired on the earliest of the date on which the Invested Amount of that series is reduced to zero, the Stated Series Termination Date for that series and the date on which the trust terminates. If the Invested Amount of a series is greater than zero on the related Stated Series Termination Date, the trustee will sell receivables allocated to that series in an amount sufficient to repay the Invested Amount of that series plus all accrued but unpaid interest on the securities of that series and any other amounts specified in the related series supplement.

Early Amortization Events

  An Early Amortization Event will occur with respect to all series if any of the following events occurs:

  o FNANB becomes insolvent or a receiver or conservator is appointed for FNANB;

  o FNANB is unable to transfer receivables to the trust as required by the master pooling and servicing agreement; or

  o the trust becomes an investment company within the meaning of the Investment Company Act.

  Each series may have additional Early Amortization Events applicable only to that series as specified in the related series supplement. If an Early
Amortization Event occurs with respect to a series, the Early Amortization Period will begin and the securityholders of that series may receive principal payments earlier than expected. If a receiver or conservator is appointed for FNANB, the receiver or conservator may have the power to delay or prevent the commencement of the Early Amortization Period.

  If FNANB voluntarily enters liquidation or a receiver or conservator is appointed for FNANB, FNANB will immediately stop transferring receivables to the trust and will promptly notify the trustee of the occurrence of that event. The trustee will publish a notice of any liquidation or appointment within 15 days of its receipt of the notice of that event. The notice published by the trustee will state that the trustee intends to liquidate the receivables in the trust in a commercially reasonable manner and on commercially reasonable terms. The trustee will liquidate the receivables allocable to any series issued prior to series 1996-1 unless instructed to do otherwise by the holders of securities representing more than 50% of the Invested Amount of each class of that series and each holder of an interest in the Transferor Interest other than FNANB. The trustee will liquidate the receivables allocable to series 1996-1 and to series issued after series 1996-1 unless instructed to do otherwise by the holders of interests aggregating more than 50% of each class of each outstanding series, each holder of an interest in the Transferor Interest other than FNANB and any other person specified in any series supplement.

  The proceeds from a liquidation of the receivables will be treated as collections allocable to the applicable securityholders or other holders of interests in the trust and will be distributed with respect to each series in the manner specified in the related series supplement. If the trustee is instructed not to liquidate a portion of the receivables allocable to a series, the trust will continue for that series under the terms of the master pooling and servicing agreement and the related series supplement. If a receiver or conservator is appointed for FNANB, the receiver or conservator may have the power to delay or prevent an early liquidation of the receivables.

Additional Defaults and Remedies

  The series supplement for a series may provide that additional defaults and remedies apply to one or more classes included in that series. The additional defaults applicable to a class may include the failure to pay interest owed to the holders of that class on one or more Distribution Dates, the failure to reimburse Investor Charge-Offs applicable to that class for one or more Distribution Dates or such other defaults as may be specified in the related series supplement. The additional remedies applicable to a class may include the right, following the payment in full of all senior securities, to cause the trustee to liquidate an amount of receivables not to exceed a specified percentage of the Invested Amount of that class or such other remedies as may be specified in the related series supplement. The attached prospectus supplement describes any additional defaults or remedies applicable to your class of securities.

Indemnification

  The servicer will indemnify the trust, for the benefit of the securityholders, and the trustee for any losses arising out of or relating to the actions or omissions of the servicer under the master pooling and servicing agreement or any series supplement; provided, however, that the servicer will not indemnify the trust or the trustee for any losses relating to:

  o any action taken by the trustee at the request of the  securityholders;

  o any  taxes   required  to  be  paid  by  the  trust,   the  trustee  or  the
    securityholders;

  o as to the trustee, any wrongful actions taken by or omissions of the trustee;

  o any fraud,  negligence  or  willful  misconduct  by  the  trustee;  or

  o market  or investment risks.

  FNANB will be liable to each injured party for any losses, other than losses incurred by a securityholder in the capacity of an investor in the securities, arising out of or based on the arrangement created by the master pooling and servicing agreement or the actions taken by the servicer under the master pooling and servicing agreement as though the master pooling and servicing agreement created a partnership under the Uniform Partnership Act. In addition, FNANB will indemnify each securityholder for any of these losses, other than losses incurred by a securityholder in the capacity of an investor in the securities, except to the extent that those losses arise from any action by any securityholder.

The Servicer

  The servicer will be responsible for servicing and administering the receivables and for collecting payments due under the receivables in accordance with its customary and usual servicing procedures for servicing credit card receivables comparable to the receivables. The servicer may modify its servicing procedures from time to time.

The servicer is required to maintain fidelity bond coverage against losses incurred through wrongdoing of its servicing officers in amounts that the servicer believes to be reasonable from time to time.

  The servicer may not resign from its obligations and duties under the master pooling and servicing agreement unless it determines that the performance of those obligations and duties is impermissible under applicable law. Any resignation of the servicer will be effective only when the trustee or a successor servicer assumes the servicer's obligations and duties under the master pooling and servicing agreement. The servicer may delegate some of its servicing duties to a person who agrees to perform those duties in accordance with the servicer's written servicing policies and procedures, but the servicer will remain liable for the performance of those duties.

Servicer Covenants

  The servicer makes various covenants to the securityholders, including that:

  o the servicer will fulfill in all material respects its obligations with respect to each receivable and the related Account;

  o the servicer will maintain in effect all material qualifications required to service properly each receivable and the related Account;

  o the servicer will comply in all material respects with all laws relating to the servicing of each receivable and the related Account the failure to comply with which would have a material adverse effect on the securityholders;

  o the servicer will not permit any rescission or cancellation of a receivable, except pursuant to a court order or in the ordinary course of business and in accordance with its written servicing policies and procedures;

  o the servicer will do nothing to impair the rights of the securityholders or any provider of credit enhancement in a receivable;

  o the servicer will not take any action that causes a receivable to be evidenced by an instrument under the UCC; and

  o the servicer will not reschedule, revise, waive or defer payments due on a receivable except in accordance with its written servicing policies and procedures.

  If the servicer breaches any of these covenants and that breach:

  o has a material adverse effect on the interests of the securityholders in a receivable; and

  o continues unremedied for 60 days, or for such longer period as may be agreed to by the trustee not to exceed an additional 90 days, after the servicer discovers or receives notice of that breach;

then the servicer will be obligated to accept transfer of that receivable by depositing the amount of that receivable into the Collection Account. The servicer will make this deposit on the day before the Distribution Date following the Due Period during which the obligation to make the deposit arises. This deposit will be treated as a repayment in full of the related receivable and will be allocated in the same manner as payments received from cardholders under the Accounts. The servicer's obligation to accept transfer of a receivable is the only remedy available to the securityholders with respect to any breach of the covenants of the servicer.

Servicing Compensation

  The servicer receives a monthly fee for its servicing activities under the master pooling and servicing agreement and is reimbursed for various expenses incurred in servicing the receivables and in administering the trust. The servicing fee is allocated among each outstanding series, or, if a series has multiple classes, among each class of that series, and the Transferor Interest and accrues for each outstanding series in the manner specified in the related series supplement. The servicing fee allocable to each series is payable from collections of Finance Charge Receivables allocated to that series. If a series includes multiple classes of securities, each class will be responsible for a portion of the servicing fee allocated to that series. The trust and the securityholders are not responsible for any servicing fee allocable to the Transferor Interest.

  The servicer will pay from its servicing compensation certain expenses incurred in connection with servicing the receivables and the Accounts, including expenses related to enforcement of the receivables, payment of fees and disbursements of the trustee and independent accountants and all other fees and expenses which are not expressly stated in the master pooling and servicing agreement to be payable by the trust or the securityholders, other than income or franchise taxes, if any, of the trust.

Servicer Defaults

  A Servicer Default will occur with respect to all series if any of the following events occurs:

  o the servicer fails to make, or to instruct the trustee to make, any payment when required under the master pooling and servicing agreement or any series supplement or within a five business day grace period; provided, however, that a failure caused by circumstances beyond the servicer's control will not be a Servicer Default if the servicer promptly remedies that failure within five business days after the servicer receives notice of or otherwise becomes aware of that failure;

  o the servicer fails to observe or perform any of its other covenants or agreements under the master pooling and servicing agreement or any series supplement, that failure has a material adverse effect on the securityholders of any outstanding series and continues unremedied for 60 days after written notice of that failure, requiring that it be remedied, is given to the servicer by the trustee, or to the servicer and the trustee by the holders of more than 50% of the Invested Amount of any series adversely affected by that failure, and that failure continues to materially adversely affect the rights of the securityholders of any outstanding series;

  o the servicer delegates its duties under the master pooling and servicing agreement, except as specifically permitted under the master pooling and servicing agreement;

  o any representation, warranty or certification made by the servicer in the master pooling and servicing agreement or any series supplement or in any certificate delivered under those agreements proves to have been incorrect when made, that incorrectness has a material adverse effect on the rights of the securityholders of any outstanding series and that representation or warranty continues to be incorrect in any material respect and to affect materially and adversely the rights of the securityholders of any outstanding series for 60 days after written notice of that incorrectness, requiring that it be remedied, is given to the servicer by the trustee, or to the servicer and the trustee by the holders of more than 50% of the Invested Amount of any series adversely affected by that incorrectness; or

  o various events of bankruptcy, insolvency or receivership occur with respect to the servicer;

provided, however, that a Servicer Default will not result from:

  o a failure to make any payment, transfer or deposit which continues for a period of 10 business days after the applicable grace period; or

  o a failure to observe or perform any other covenant or agreement or a breach of a representation or warranty which, in each case, continues for a period of 60 business days after the applicable grace period;

if the failure could not have been prevented by the exercise of reasonable diligence by the servicer and the failure was caused by an act of God or other similar event. The servicer must still use its best reasonable efforts to perform its obligations in a timely manner under the master pooling and servicing agreement or any series supplement. The servicer will give prompt notice to the trustee, FNANB, the securityholders and any providers of credit enhancement of any failure caused by an act of God or other similar event and will include with that notice a description of its efforts to remedy that failure.

  The servicer will immediately notify the trustee in writing of any Servicer Default. If a Servicer Default occurs and is not remedied, the trustee or the holders of securities representing more than 50% of the aggregate Invested Amount of all outstanding series may remove the existing servicer and appoint a new servicer. If a new servicer has not been appointed or has not accepted its appointment by the time the outgoing servicer ceases to act as servicer, the trustee will become the servicer.

  If the trustee is unable to obtain a new servicer and the outgoing servicer certifies that it cannot in good faith cure the related Servicer Default, the trustee may offer FNANB the right to accept retransfer of all of the receivables in the trust. The amount paid by FNANB in connection with the retransfer will equal:

  o the aggregate Invested Amount of all outstanding series; minus

  o the aggregate principal amount on deposit in the Excess Funding Account and any Principal Funding Account for any series; plus

  o all accrued but unpaid interest on the securities of all outstanding series; plus

  o any amounts payable to the providers of credit enhancement.

  If a receiver or conservator is appointed for the servicer, the receiver or conservator may have the power to prevent the appointment of a successor servicer.

Reports to Securityholders

  On each Determination Date, the servicer will deliver to the trustee a statement setting forth various information about the trust and the securities of each series. This information will include:

  o the aggregate amount of collections, the aggregate amount of collections of Finance Charge Receivables and the aggregate amount of collections of Principal Receivables processed during the immediately preceding Due Period;

  o the Invested Percentage for that Due Period;

  o the  receivables in the trust broken out by delinquency  status;

  o the portion of the Default Amount allocated to each series for that Distribution Date;

  o the Series Adjustment Amount calculated for each series as of the last day of the preceding Due Period;

  o the amount of any Investor Charge-Offs and any reimbursements of Investor Charge-Offs for that Distribution Date;

  o the amount of the servicing fee allocable to each series for that Distribution Date;

  o the aggregate amount of receivables in the trust at the close of business on the last day of the immediately preceding Due Period;

  o the Invested Amount of each series as of the close of business on the last day of the immediately preceding Due Period;

  o whether an Early Amortization Event has occurred;  and

  o information relating to floating interest rates, if applicable, for the immediately preceding Due Period.

  On each Distribution Date, the trustee will deliver or cause to be delivered to each securityholder of each series a statement prepared by the servicer setting forth various information about that series. This information will include the information about that series set forth in the related monthly statement delivered by the servicer to the trustee and will also include, to the extent specified in the related series supplement, the total amount distributed on that Distribution Date, the amount of that distribution allocable to principal, the amount of that distribution allocable to interest and the amount, if any, by which the aggregate principal amount of the securities exceeds the aggregate Invested Amount of all outstanding series.

  On or before January 31 of each year, the trustee will deliver or cause to be delivered to each person who was a securityholder of record at any time during the preceding calendar year a statement summarizing the distributions made to the related series during that calendar year. This information is intended to help securityholders prepare their tax returns.

  If the securities are held in book-entry form, each monthly securityholders statement will be delivered to DTC or its nominee, Cede & Co., as the registered holder of the securities. DTC and its participants will deliver each monthly securityholders statement to the Security Owners in accordance with DTC rules and the rules and policies of the DTC participants.

Evidence as to Compliance

  On or before June 30 of each year, the servicer will cause a firm of nationally recognized independent accountants to deliver to the trustee, the rating agencies and, if required by the related series supplement, the provider of any credit enhancement:

  o a report to the effect that, in their opinion, the monthly statements delivered by the servicer to the trustee during the preceding fiscal year of the trust conform in all material respects with the requirements of the master pooling and servicing agreement; and

  o a report to the effect that, in connection with their examination of the monthly statements delivered by the servicer to the trustee during the preceding fiscal year of the trust, nothing came to their attention that caused them to believe that the servicer failed to comply with specified terms and conditions of the master pooling and servicing agreement.

  The report delivered by the accountants in connection with their examination of the monthly statements delivered by the servicer to the trustee:

  o will be based on a comparison of the mathematical calculations of each amount set forth in those statements with the servicer's computer reports that were the source of those amounts; and

  o will state that, on the basis of that comparison, the accountants are of the opinion that those amounts are in agreement except for such exceptions as the accountants believe are immaterial and such other exceptions as are set forth in the report.

  On or before June 30 of each year, an officer of the servicer will deliver to the trustee and the rating agencies a certificate stating that, based on a review of the activities of the servicer during the preceding fiscal year of the trust, the servicer has fully performed its obligations under the master pooling and servicing agreement during that fiscal year or, if an event which, with the giving of notice or passage of time or both, would constitute a Servicer Default has occurred, specifying that event and the nature and status of that event. A securityholder or Security Owner may obtain a copy of this certificate from the trustee upon written request.

Amendments

  The master pooling and servicing agreement and any series supplement may be amended from time to time by FNANB, the servicer and the trustee, without securityholder consent, to do the following:

  o    cure any ambiguity;

  o correct or supplement any provision in the master pooling and servicing agreement or any series supplement that may be inconsistent with any other provision in the master pooling and servicing agreement or that series supplement; or

  o add additional code numbers to those used to identity the Accounts; or

  o add any other provisions with respect to matters or questions arising under the master pooling and servicing agreement or any series supplement which are not inconsistent with the provisions of the master pooling and servicing agreement or that series supplement;

provided, however, that the proposed amendment may not adversely affect in any material respect the interests of any of the securityholders.

  The master pooling and servicing agreement and any series supplement may also be amended from time to time by FNANB, the servicer and the trustee, without securityholder consent, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the master pooling and servicing agreement or modifying in any manner the rights of the securityholders; provided, however, that:

  o the servicer must deliver to the trustee an opinion of counsel to the effect that the proposed amendment will not materially and adversely affect the interests of the securityholders of any outstanding series, which opinion may rely on rating agency confirmation of the ratings for any rated series;

  o the servicer must deliver to the trustee an opinion of counsel to the effect that the proposed amendment will not cause the trust to be subject to corporate taxation or have any other materially adverse federal income tax effect on any outstanding series or the securityholders; and

  o each rating agency must confirm in writing that the proposed amendment will not result in a reduction or withdrawal of any rating assigned by that rating agency to any outstanding series.

  The master pooling and servicing agreement and any series supplement may also be amended from time to time by FNANB, the servicer and the trustee, with the consent of the holders of securities representing not less than 66-2/3% of the aggregate Invested Amount of all series adversely affected by the proposed amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the master pooling and servicing agreement or modifying in any manner the rights of the securityholders of any outstanding series; provided, however, that the proposed amendment may not:

  o reduce in any manner the amount of, or delay the timing of, distributions required to be made on the securities of that series without the consent of the related securityholders;

  o change the definition of or the manner of calculating the Invested Amount of that series, the Invested Percentage of that series, the amount available under any credit enhancement for that series or the Default Amount allocated to that series without the consent of the related securityholders; or

  o reduce the percentage of the Invested Amount of that series that is required to consent to an amendment to the master pooling and servicing agreement without the consent of the related securityholders.

  The trustee will furnish written notice of the substance of any amendment to the master pooling and servicing agreement, other than an amendment not requiring securityholder consent or rating agency confirmation, to each securityholder promptly after the execution of that amendment.

List of Securityholders

  The holders of securities representing not less than 10% of the Invested Amount of a series may request access to the trustee's current list of securityholders for purposes of communicating with other securityholders about their rights under the master pooling and servicing agreement. The requesting securityholders must cover any costs and expenses of the trustee relating to this request.

The Trustee

  Bankers Trust Company is the trustee under the master pooling and servicing agreement. FNANB, the servicer and their respective affiliates may from time to time have banking and trustee relationships with the trustee and its affiliates. The trustee, FNANB, the servicer and their respective affiliates may hold securities of any series in their own names, but any securities held by them will not be entitled to participate in any decisions made or instructions given to the trustee by the securityholders as a group. The trustee's address is Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group - Structured Finance.

  In addition, where required by local law, the trustee may appoint a co-trustee or separate trustee of all or any part of the trust. If this occurs, all rights, powers, duties and obligations conferred or imposed upon the trustee will be conferred or imposed jointly on the trustee and any separate trustee or co-trustee or, in any jurisdiction where the trustee will be incompetent or unqualified to perform required acts, singly on any separate trustee or co-trustee. In each case, a separate trustee or co-trustee will exercise and perform these rights, powers, duties and obligations solely at the direction of the trustee.

  The trustee may resign at any time. If the trustee resigns, FNANB will be obligated to appoint a successor trustee. In addition, FNANB may remove the trustee and appoint a successor trustee if the trustee ceases to be eligible to continue in that role under the master pooling and servicing agreement or the trustee becomes insolvent.

  Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

Termination of the Trust

  The trust is scheduled to terminate on the earliest of:

  o the day following the date on which funds are deposited in the Collection Account sufficient to pay in full the aggregate Invested Amount of all outstanding series and the aggregate Enhancement Invested Amount, if any, of all outstanding series plus interest accrued through the last day of the preceding interest accrual period on all outstanding series;

  o the expiration of 21 years from the death of the last survivor of the descendants of George Herbert Walker Bush, former President of the United States, living on October 4, 1994; and

  o September 1, 2094.

  Upon the termination of the trust and the surrender of the Exchangeable Transferor Certificate, the trustee will convey to FNANB the receivables and all other assets of the trust, other than amounts held in bank accounts maintained by the trust for the final payment of interest and principal to securityholders.

                  REGISTRATION AND TRANSFER OF THE SECURITIES

Book-Entry Securities

  We expect that the offered securities will initially be issued in book-entry form. If the offered securities are issued in book-entry form, you may hold your securities through DTC in the United States or through Cedelbank or Euroclear in Europe.

The Depository Trust Company

  DTC is a limited-purpose trust company organized under the New York Banking Law, a banking organization within the meaning of the New York Banking Law, a member of the Federal Reserve System, a clearing corporation within the meaning of the New York UCC and a clearing agency registered under the Exchange Act. DTC holds securities that its participating organizations deposit with DTC. DTC also facilitates the clearance and settlement of securities transactions among organizations participating in DTC, including transfers and pledges of deposited securities, through electronic book-entry changes in DTC participants' accounts, eliminating the need for physical movement of securities. DTC participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. DTC is owned by a number of its DTC participants and the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Indirect access to the DTC system is also available to others, including securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. The rules applicable to DTC and its DTC participants are on file with the SEC.

  The information set forth in this section concerning DTC has been provided by DTC for informational purposes only and is not intended to serve as a representation, warranty or contract modification of any kind. We make no representations as to the accuracy or completeness of this information.

Cedelbank

  Cedelbank, societe anonyme, is incorporated under the laws of Luxembourg as a professional depository. Cedelbank holds securities for organizations participating in Cedelbank's book-entry system and facilitates the clearance and settlement of securities transactions between Cedelbank customers through electronic book-entry changes in accounts of Cedelbank customers, eliminating the need for physical movement of securities. Transactions may be settled in Cedelbank in any of 36 currencies, including U.S. dollars. Cedelbank provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedelbank deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Cedelbank has established an electronic bridge with Morgan Guaranty Trust Company of New York, as operator of the Euroclear system, in Brussels, Belgium to facilitate settlement of trades between Cedelbank and Euroclear. Cedelbank currently accepts over 110,000 securities issues on its books. As a professional depository, Cedelbank is subject to regulation by the Luxembourg Commission for the Supervision of the Financial Sector, which supervises Luxembourg banks. Cedelbank customers are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and other organizations and may include the underwriters of any series of securities offered through this prospectus. Cedelbank customers in the U.S. are limited to securities brokers, dealers and banks. Cedelbank has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada and the United States. Indirect access to Cedelbank is also available to others, including banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedelbank customer, either directly or indirectly.

Euroclear

  The Euroclear system was created in 1968 to hold securities for organizations participating in the Euroclear system and to clear and settle transactions between those organizations through simultaneous electronic book-entry delivery against payment, eliminating the need for physical movement of securities and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled through the Euroclear system in any of 34 currencies, including U.S. dollars. The Euroclear system includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries similar to the arrangements for crossmarket transfers with DTC. The Euroclear system is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York under a contract with Euroclear Clearance System, S.C., a Belgian cooperative corporation. All operations are conducted by that office, and all Euroclear securities clearance accounts and Euroclear cash accounts are maintained with that office, not Euroclear Clearance System. Euroclear Clearance System establishes policy for the Euroclear system on behalf of organizations participating in the Euroclear system. Those organizations include banks, including central banks, securities brokers and dealers and other professional financial intermediaries, and may include the underwriters of any series of securities offered through this prospectus. Indirect access to the Euroclear system is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

  Morgan Guaranty is a New York banking corporation and a member bank of the Federal Reserve System. Morgan Guaranty is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department. The Brussels, Belgium office of Morgan Guaranty is regulated and examined by the Belgian Banking Commission.

  The Terms and Conditions Governing Use of Euroclear, the related Operating Procedures of the Euroclear system and applicable Belgian law govern the securities clearance accounts and cash accounts maintained with the operator of the Euroclear system, transfers of securities and cash within the Euroclear system, withdrawal of securities and cash from the Euroclear system and receipts of payments with respect to securities in the Euroclear system. All securities in the Euroclear system are held on a fungible basis without attribution of specific securities to specific securities clearance accounts. The operator of the Euroclear system acts under these terms and conditions only on behalf of Euroclear customers and has no record of or relationship with persons holding through those organizations.

Book-Entry Registration

  Cede & Co., as DTC's nominee, will hold the global securities. Cedelbank and Euroclear will hold omnibus positions on behalf of Cedelbank customers and Euroclear participants, respectively, through customers' securities accounts in Cedelbank's and Euroclear's names on the books of their respective depositaries. These depositaries will in turn hold these positions in customers' securities accounts in the depositaries' names on DTC's books.

  Transfers between DTC participants will occur in accordance with DTC rules. Transfers between Cedelbank customers and Euroclear participants will occur in accordance with their applicable rules and operating procedures. Cross-market transfers between persons holding securities directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedelbank customers or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its depositary. These cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in the system in accordance with its rules and procedures and within its established European time deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Cedelbank customers or Euroclear participants may not deliver instructions directly to the Cedelbank or Euroclear depositaries.

  Because of time-zone differences, credits of securities in Cedelbank or Euroclear as a result of a transaction with a DTC participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date, and those credits or any transactions in those securities settled during that processing will be reported to the relevant Cedelbank customer or Euroclear participant on that business day. Cash received in Cedelbank or the Euroclear system as a result of sales of securities by or through a Cedelbank customer or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Cedelbank or Euroclear cash account only as of the business day following settlement in DTC.

  All purchases of securities under the DTC system must be made by or through DTC participants, which will receive a credit for the securities on DTC's records. The ownership interest of each Security Owner is in turn recorded on the records of the DTC participant or, in the case of a purchase made through an indirect participant, on the records of the indirect participant. The Security Owners will not receive written confirmation from DTC of their purchase, but are expected to receive written confirmation providing details of the transaction, as well as periodic statements of their holdings, from the DTC participant or indirect participant through which they entered into the transaction. Transfers of ownership interests in the securities are accomplished by entries made on the books of DTC participants acting on behalf of the Security Owners.

  To facilitate subsequent transfers, all securities deposited with DTC by its participating organizations are registered in the name of Cede & Co. The deposit of securities with DTC and their registration in the name of Cede & Co. effects no change in beneficial ownership. DTC has no knowledge of the identity of the Security Owners. DTC's records reflect only the identity of the DTC participants to whose accounts the securities are credited, which may or may not be the Security Owners. DTC participants remain responsible for keeping account of their holdings on behalf of their customers.

  Because DTC can only act on behalf of its participating organizations, who in turn act on behalf of organizations participating indirectly in DTC and various banks, the ability of the Security Owners to pledge those securities to persons or entities that do not participate in the DTC system, or otherwise take action relating to the securities, may be limited due to the lack of a physical certificate for the securities.

  Conveyance of notices and other communications by DTC to DTC participants, by DTC participants to indirect participants and by DTC participants and indirect participants to securityholders will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

  Neither DTC nor Cede & Co. will consent or vote with respect to the securities. Under its usual procedures, DTC mails an omnibus proxy to the issuer as soon as possible after the record date, which assigns Cede & Co.'s consenting or voting rights to those DTC participants to whose accounts these securities are credited on the relevant record date as identified in a listing attached to the omnibus proxy.

  Principal and interest payments on the securities will be made to DTC. DTC's practice is to credit DTC participants' accounts on the applicable Distribution Date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on the Distribution Date. Payments by DTC participants to securityholders will be governed by standing instructions and customary practices, as is the case with securities held for the account of customers in bearer form or registered in street name, and will be the responsibility of the relevant DTC participant and not of DTC, the trustee or FNANB, subject to any statutory or regulatory requirements as may be in effect from time to time. Payments of principal and interest to DTC will be the responsibility of the trustee, disbursement of these payments to DTC participants will be the responsibility of DTC, and disbursement of these payments to securityholders will be the responsibility of DTC participants and indirect participants. Accordingly, the actual owners of the securities may experience some delay in their receipt of principal and interest payments.

  Distributions on securities held through Cedelbank or Euroclear will be credited to the cash accounts of Cedelbank customers or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by its depositary. These distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations as described under " -- Material U.S. Federal Income Tax Documentation Requirements" beginning on page 34 of this prospectus and "Material Federal Income Tax Consequences" beginning on page 42 of this prospectus. Cedelbank or the operator of the Euroclear system, as applicable, will take any other action permitted to be taken by a securityholder under the master pooling and servicing agreement or any series supplement, as applicable, on behalf of a Cedelbank customer or Euroclear participant only in accordance with its relevant rules and procedures and subject to its depositary's ability to effect those actions on its behalf through DTC.

  Although DTC, Cedelbank and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of securities among their participants, they are under no obligation to perform or continue to perform these procedures, and these procedures may be discontinued at any time.

Definitive Securities

  If the securities are initially issued in book-entry form, Definitive Securities will not be issued to any party other than DTC or its nominee unless:

  o FNANB advises the trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to a series, and the trustee or FNANB is unable to locate a qualified successor;

  o FNANB, at its option, advises the trustee in writing that it elects to terminate the book-entry system through DTC; or

  o after the occurrence of a Servicer Default, Security Owners representing beneficial interests aggregating more than 50%, or such other percentage as may be specified in the related series supplement, of the Invested Amount of any series advise the trustee and DTC through DTC participants in writing that the continuation of a book-entry system through DTC or its successor is no longer in the best interests of the Security Owners.

  If any of these events occurs, the trustee will notify the Security Owners, through the DTC participants, of the availability of Definitive Securities. Upon surrender by DTC of the physical certificate representing the securities and receipt of instructions for re-registration, the trustee will issue the securities as Definitive Securities. The trustee will recognize the holders of the Definitive Securities as securityholders under the master pooling and servicing agreement.

  Principal and interest payments on the Definitive Securities will be made on each Distribution Date directly to the holders in whose names the Definitive Securities were registered at the close of business on the related Record Date; provided, however, that the final payment on any Definitive Security will be made only upon presentation and surrender of that security at the office or agency specified in the notice of final distribution to securityholders.

  Definitive Securities will be transferable and exchangeable at the offices of the transfer agent and registrar, which will initially be the trustee. No service charge will be imposed for any registration of transfer or exchange, but the transfer agent and registrar may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection with any transfer or exchange. The transfer agent and registrar will not be required to register the transfer or exchange of Definitive Securities for a period of fifteen days before the due date for any payment of the Definitive Securities.

Initial Settlement

  Investors who elect to hold securities through DTC will follow the settlement procedures applicable to U. S. corporate debt obligations. The custody accounts of investors who elect to hold securities through DTC will be credited with their holdings against payment in same-day funds on the settlement date.

  Investors who elect to hold securities through Cedelbank or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no distribution compliance period. The securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

  Because the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

  Trading Between DTC Participants. Secondary market trading between investors holding securities through DTC will be conducted in accordance with the rules and procedures applicable to U.S. corporate debt obligations. Secondary market trading between DTC participants will be settled in same-day funds.

  Trading Between Cedelbank Customers and/or Euroclear Participants. Secondary market trading between investors holding securities through Cedelbank and Euroclear will be conducted in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice. Secondary market trading between Cedelbank customers or Euroclear partcipants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

  Trading Between DTC Seller and Cedelbank or Euroclear Purchaser. When securities are to be transferred from the account of a DTC participant to the account of a Cedelbank customer or Euroclear participant, the purchaser will send instructions to Cedelbank or Euroclear through a Cedelbank customer or Euroclear participant, as applicable, at least one business day prior to settlement. Cedelbank or Euroclear will instruct its respective depositary to receive the securities against payment. Payment will include interest accrued on the securities from and including the last coupon payment date to and excluding the settlement date. Payment will then be made by the respective depositary to the DTC participant's account against delivery of the securities. After settlement has been completed, the securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the account of the Cedelbank customer or Euroclear participant. The securities credit will appear the next day, European time, and the cash debit will be back-valued to, and the interest on the securities will accrue from, the value date which would be the preceding day when settlement occurred in New York. If settlement is not completed on the intended value date, the Cedelbank or Euroclear cash debit will be valued as of the actual settlement date.

  Cedelbank customers and Euroclear participants must make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Cedelbank or Euroclear. Under this approach, they may take on credit exposure to Cedelbank or Euroclear until the securities are credited to their accounts one day later.

  As an alternative, if Cedelbank or Euroclear has extended a line of credit to them, Cedelbank customers or Euroclear participants can elect not to preposition funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Cedelbank customers or Euroclear participants purchasing securities would incur overdraft charges for one day, assuming they cleared the overdraft when the securities were credited to their accounts. Interest on the securities would accrue from the value date. Therefore, in many cases, the investment income on the securities earned during that one-day period may substantially reduce or offset the amount of these overdraft charges, although this result will depend on the cost of funds for the related Cedelbank customer or Euroclear participant.

  Because settlement is taking place during New York business hours, DTC participants can use their usual procedures for sending securities to the respective depositary for the benefit of Cedelbank customers or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Therefore, to the DTC participant, a cross-market transaction will settle no differently than a trade between two DTC participants.

  Trading Between Cedelbank or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Cedelbank customers or Euroclear participants may employ their customary procedures for transactions in which securities are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Cedelbank or Euroclear through a Cedelbank customer or Euroclear participant, as applicable, at least one business day prior to settlement. Cedelbank or Euroclear will instruct the respective depositary to deliver the securities to the DTC participant's account against payment. Payment will include interest accrued on the securities from and including the last coupon payment date to and excluding the settlement date. The payment will then be reflected in the account of the Cedelbank customer or Euroclear participant the following day, and the receipt of the cash proceeds in the Cedelbank customer's or Euroclear participant's account will be back-valued to the value date, which will be the preceding day, when settlement occurred in New York. If the Cedelbank customer or Euroclear participant has a line of credit with its respective clearing system and elects to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over that one-day period. If settlement is not completed on the intended value date, receipt of the cash proceeds in the Cedelbank customer's or Euroclear participant's account will be valued as of the actual settlement date.

  Finally, day traders that use Cedelbank or Euroclear and that purchase securities from DTC participants for delivery to Cedelbank customers or Euroclear participants should note that these trades will automatically fail on the sale side unless affirmative action is taken. At least three techniques should be readily available to eliminate this potential problem:

  o borrowing through Cedelbank or Euroclear for one day, until the purchase side of the day trade is reflected in their Cedelbank or Euroclear accounts, in accordance with the clearing system's customary procedures;

  o borrowing the securities in the U.S. from a DTC participant no later than one day prior to settlement, which would give the securities sufficient time to be reflected in their Cedelbank or Euroclear accounts in order to settle the sale side of the trade; or

  o staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Cedelbank customer or Euroclear participant.

Material U.S. Federal Income Tax Documentation Requirements

  A Security Owner holding securities through Cedelbank or Euroclear, or through DTC if the holder has an address outside the U.S., will be subject to the 30% U.S. withholding tax that generally applies to payments of interest, including original issue discount, on registered debt issued by U.S. Persons unless:

  o each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the Security Owner and the U.S. entity required to withhold tax complies with applicable certification requirements; and

  o the Security Owner takes one of the following steps to obtain an exemption or reduced tax rate:

  Exemption For Non-U.S. Persons. A Security Owner that is a Non-U.S. Person can obtain a complete exemption from the withholding tax by filing Form W-8, Certificate of Foreign Status. If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of that change.

  Exemption For Non-U.S. Persons With Effectively Connected Income. A Security Owner that is a Non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, and for which the related interest income is effectively connected with the conduct of a trade or business in the United States can obtain a complete exemption from the withholding tax by filing Form 4224, Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States. For payments made after December 31, 2000, Form 4224 will not apply, and a Security Owner that is a Non-U.S. Person will be required to file a Form W-8 ECI to obtain an exemption for interest payments that are effectively connected with the conduct of a trade or business in the U.S.

  Exemption or Reduced Rate For Non-U.S. Persons Resident in Treaty Countries. A Security Owner that is a Non-U.S. Person and resides in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate, depending on the treaty terms, by filing Form 1001, Ownership, Exemption or Reduced Rate Certificate. If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the Security Owner files Form W-8. Form 1001 may be filed by the Security Owner or its agent. For payments made after December 31, 2000, Form 1001 will not apply, and a Security Owner that is a Non-U.S. Person will be required to file a Form W-8 BEN to claim the benefit of an applicable tax treaty.

  Exemption for U.S. Persons. A Security Owner that is a U.S. Person can obtain a complete exemption from the withholding tax by filing Form W-9, Payer's Request for Taxpayer Identification Number and Certification.

  U.S. Federal Income Tax Reporting Procedure. A Security Owner or, in the case of a Form 1001 or a Form 4224 filer, its agent files by submitting the appropriate form to the person through whom it holds, which person would be the clearing agency in the case of persons holding directly on the books of the clearing agency. Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year. For payments made after December 31, 2000, Form 4224 and Form 1001 will be replaced by Form W-8 ECI and Form W-8 BEN, respectively, each of which will be effective from the date the form is signed through the end of the third succeeding calendar year.

  This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign Security Owners. We suggest that each foreign Security Owner consult its own tax advisors regarding the tax consequences of the purchase, ownership and disposition of the securities.



                               CREDIT ENHANCEMENT

  Each series or class of securities may benefit from one or more forms of credit enhancement available only to that series or class. The trustee will hold each form of credit enhancement only on behalf of the series or class to which that credit enhancement relates. The form of credit enhancement for any series or class may be different from the form of credit enhancement for any other series or class. The attached prospectus supplement describes the structure and material terms of any credit enhancement applicable to your securities and the material provisions of any agreement relating to that credit enhancement.

  The structure and terms of the credit enhancement applicable to any series or class of securities will be determined based on several factors, including:

  o the characteristics of the receivables and the Accounts included in the trust as of the closing date for that series or class;

  o the desired  rating for the securities of that series or class, and

  o the requirements of each rating agency rating the securities of that series or class.

  In most cases, credit enhancement will not provide protection against all risks of loss and will not guarantee the timely payment of interest or repayment of the entire principal amount of the related securities. If losses occur which are not covered by credit enhancement or which exceed the amount covered by credit enhancement, the securityholders will bear their allocable share of those losses.

  If your securities benefit from one or more forms of credit enhancement, the attached prospectus supplement may provide information with respect to the provider of that credit enhancement, including:

  o a brief  description  of its principal  business  activities;

  o its principal place of business, the jurisdiction of its incorporation or organization and the jurisdictions under which it is licensed to do business;

  o if applicable, the identity of the regulatory agencies which exercise primary jurisdiction over the conduct of its business; and

  o its total assets, its stockholders' equity or policy holders' surplus, if applicable, and other appropriate financial information as of the date specified in the prospectus supplement.

  If any credit enhancement for your securities is available to make principal payments following the occurrence of an Early Amortization Event, the provider of that credit enhancement may hold an interest in amounts received in respect of the receivables.

  The securities issued by the trust may benefit from one or more of the following forms of credit enhancement. The attached prospectus supplement describes the extent, if any, to which these forms of credit enhancement are applicable to your securities.

Subordination

  The securities of one or more classes of a series may be subordinated to the extent necessary to fund payments with respect to the securities of one or more other classes of that series. The rights of the holders of the subordinated securities to receive interest payments or principal payments on any Distribution Date may be subordinated in right and priority to the rights of the holders of the senior securities. The prospectus supplement for any series that includes subordination will provide the following information:

  o the designation and amount of each class of subordinated securities and the circumstances, if any, under which that amount will increase or decrease;

  o the circumstances, if any, under which amounts that would otherwise be paid to the holders of the subordinated securities will instead be paid to the holders of the senior securities; and

  o the circumstances, if any, under which losses that would otherwise be allocated to the holders of the senior securities will instead be allocated to the holders of the subordinated securities.

  If collections that would otherwise be paid to the holders of the securities of one series will instead be used as support for the securities of another series, the related prospectus supplement will describe the structure and terms of this cross-support feature.

Letter of Credit

  The securities of one or more classes may benefit from one or more letters of credit. The issuer of a letter of credit will be obligated to honor drawings made in accordance with the terms of the letter of credit to the extent of the amount available under the letter of credit. The prospectus supplement for any series that includes a letter of credit will provide the following information:

  o the classes that will benefit from the letter of credit;

  o the initial stated amount of the letter of credit and the circumstances, if any, under which that amount will increase or decrease;

  o the circumstances under which drawings may be submitted under the letter of credit and the manner in which amounts drawn under the letter of credit will be applied; and

  o the expiration date of the letter of credit and the circumstances, if any, under which the letter of credit may be extended or replaced.

Cash Collateral Guaranty or Cash Collateral Account

  The securities of one or more classes may benefit from a cash collateral guaranty secured by the deposit of cash or permitted investments in a cash collateral account or from a cash collateral account. The prospectus supplement for any series that includes a cash collateral guaranty or a cash collateral account will provide the following information:

     o the classes that will benefit from the cash collateral guaranty or the cash collateral account;

     o the amount required to be on deposit in the cash collateral account on the closing date for that series and the circumstances, if any, under which the required amount will increase or decrease;

     o the mechanism by which additional amounts, if any, will be deposited in the cash collateral account;

     o the amount available under the cash collateral guaranty or the cash collateral account, which amount will not exceed the amount on deposit in the cash collateral account or such lesser amount as may be specified in the related series supplement;

     o the circumstances under which payments will be made under the cash collateral guaranty or from the cash collateral account and the manner in which those payments will be applied; and

     o the circumstances, if any, under which the cash collateral guaranty may be replaced.

Collateral Interest or Collateralized Trust Obligation

  The securities of one or more classes may benefit from the issuance of an undivided interest in the trust referred to as a collateral interest or a collateralized trust obligation. The prospectus supplement for any series that includes a collateral interest or a collateralized trust obligation will provide the following information:

     o the classes that will benefit from the collateral interest or the collateralized trust obligation;

     o the amount of the collateral interest or the collateralized trust obligation and the circumstances, if any, under which that amount will increase or decrease;

     o the structure and terms of any cash collateral guaranty or cash collateral account established in combination with the collateral interest or the collateralized trust obligation, including the circumstances, if any, under which the amount required to be on deposit in the cash collateral account will increase or decrease, the mechanism by which additional amounts, if any, will be deposited in the cash collateral account, the circumstances under which payments will be made under the cash collateral guaranty or from the cash collateral account and the manner in which those payments will be applied;

     o the circumstances, if any, under which amounts that would otherwise be paid to the holders of the collateral interest or the collateralized trust obligation will instead be paid to the holders of one or more other classes of securities; and

     o the circumstances, if any, under which losses that would otherwise be allocated to the holders of the collateral interest or the collateralized trust obligation will instead be allocated to the holders of one or more other classes of securities.

  The total amount of credit enhancement available from the collateral interest or the collateralized trust obligation and, if applicable, the related cash collateral guaranty or cash collateral account will equal the sum of the collateral interest or the collateralized trust obligation, as applicable, and the amount on deposit in the cash collateral account or such lesser amount as may be specified in the related series supplement.

Surety Bond or Insurance Policy

  The securities of one or more classes may benefit from a surety bond or insurance policy. The prospectus supplement for any series that includes a surety bond or an insurance policy will provide the following information:

     o the classes that will benefit from the surety bond or the insurance policy;

     o the initial amount of the surety bond or the insurance policy and the circumstances, if any, under which that amount will increase or decrease;

     o the circumstances under which claims may be submitted under the surety bond or the insurance policy and the manner in which amounts paid under the surety bond or the insurance policy will be applied; and

     o the expiration date, if any, of the surety bond or the insurance policy and the circumstances, if any, under which the surety bond or the insurance policy may be extended or replaced.

Spread Account or Reserve Account

  The securities of one or more classes may benefit from a spread account or a reserve account. The prospectus supplement for any series that includes a spread account or a reserve account will provide the following information:

     o the classes that will benefit from the spread account or the reserve account;

     o the amount, if any, required to be on deposit in the spread account or the reserve account on the closing date for that series and the circumstances, if any, under which that amount will increase or decrease;

     o the mechanism by which additional amounts, if any, will be deposited in the spread account or the reserve account;

     o the amount available under the spread account or the reserve account, which amount will not exceed the amount on deposit in that account or such lesser amount as may be specified in the related series supplement; and

     o the circumstances under which payments will be made from the spread account or the reserve account and the manner in which those payments will be applied.

                                SECURITY RATINGS

  FNANB will request one or more nationally recognized statistical rating organizations to assign a rating to the offered securities. The offered securities will not be issued unless they are rated in one of the four highest rating categories by at least one rating agency. The attached prospectus supplement sets forth each rating assigned to your securities. A rating agency not requested to rate the offered securities could assign a rating to those securities and that rating could be lower than any rating assigned to those securities at the request of FNANB.

  A security rating indicates the rating agency's view on the likelihood that securityholders will receive required interest and principal payments and the rating agency's evaluation of the receivables and the sufficiency of any credit enhancement for the offered securities. A security rating does not address:

     o the likelihood that an Early Amortization Event will occur with respect to the offered securities;

     o the likelihood that a U.S. withholding tax will be imposed on non-U.S. holders of the offered securities;

     o    the price of the offered securities;

     o    the marketability of the offered securities; or

     o    whether the offered securities are an appropriate investment for you.

  A security rating is not a recommendation to buy, sell or hold the offered securities. A security rating may be lowered or withdrawn at any time by the related rating agency.

                   MATERIAL LEGAL ASPECTS OF THE RECEIVABLES

Transfer of Receivables

  The transfer of receivables by FNANB to the trust constitutes either a sale of the receivables or the grant of a security interest in the receivables. If the transfer constitutes the grant of a security interest in the receivables, FNANB has perfected that security interest through the filing of all necessary financing statements under the UCC. FNANB has represented and warranted in the master pooling and servicing agreement that the trust has a first priority perfected ownership interest or security interest in the receivables subject only to limited tax or other governmental liens permitted under the master pooling and servicing agreement. If the trust does not have a first priority perfected interest in the receivables, the trust may direct FNANB to accept retransfer of the receivables in accordance with the master pooling and servicing agreement. See "Description of the Securities -- Representations and Warranties" beginning on page 13 of this prospectus for a further discussion of the circumstances under which the trust may direct FNANB to accept retransfer of the receivables.

  A creditor of FNANB could, under limited circumstances, acquire an interest in the receivables that would have priority over the interest of the trust in the receivables. In addition, a tax, governmental or other nonconsensual lien on property of FNANB that arises before the transfer of receivables to the trust might have priority over the interest of the trust in those receivables. If the OCC were to appoint the FDIC as receiver or conservator for FNANB, administrative expenses of the receiver or conservator might also have priority over the interest of the trust in the receivables.

Matters Relating to Receivership and Conservatorship

  FNANB is chartered as a national banking association and is subject to regulation and supervision by the OCC. If various events relating to FNANB's financial condition or the propriety of its actions were to occur, the OCC would be authorized to appoint the FDIC as receiver or conservator for FNANB.

  If the OCC were to appoint the FDIC as receiver or conservator for FNANB, the FDIC would have the power to repudiate or disaffirm the obligations of FNANB under the master pooling and servicing agreement. FDIC policy statements suggest that, upon repudiation or disaffirmation of those obligations, the FDIC, as receiver or conservator, would compensate the trust for its interest in the receivables if each of the following conditions were satisfied:

     o    FNANB granted a security interest in the receivables to the trust;

     o    the security interest was validly perfected before FNANB's insolvency;

     o the security interest was not taken or granted in contemplation of FNANB's insolvency or with the intent to hinder, delay or defraud FNANB or its creditors;

     o the master pooling and servicing agreement was approved by FNANB's board of directors or loan committee, which approval is reflected in the minutes of the board or committee, and had been continuously maintained as a record of FNANB; and

     o the master pooling and servicing agreement represented a bona fide and arm's-lengths transaction undertaken for adequate consideration in the ordinary course of business and the trustee, as the secured party, is not an insider or affiliate of FNANB.

  The FDIC could, however, assert a contrary position. In addition, the FDIC could request a stay of any proceedings against FNANB and would have the right to require that the trust establish its right to compensation by submitting to and completing the administrative claims procedure established under the law applicable to bank insolvencies. These actions could cause you to suffer payment delays or losses with respect to your securities.

  The amount of compensation that the FDIC would be required to pay is limited to your actual direct compensatory damages. The staff of the FDIC takes the position that these damages would not include interest accrued to the date of actual repudiation or disaffirmation. Under the FDIC interpretation, you would receive interest only through the date of the appointment of the receiver or conservator. Because the FDIC could delay actual repudiation or disaffirmation for a reasonable period following its appointment as receiver or conservator, this position could cause you to receive less than the full amount of interest owing to you under your securities.

  If FNANB were to become insolvent or a receiver or conservator were to be appointed for FNANB, an Early Amortization Event would occur with respect to all outstanding series, newly created receivables would not be transferred to the trust and the trustee would proceed to liquidate the receivables in a commercially reasonable manner and on commercially reasonable terms unless otherwise instructed by the securityholders or otherwise required by the FDIC. The proceeds from a liquidation of the receivables will be treated as collections on the receivables and will be distributed to securityholders in accordance with the master pooling and servicing agreement. See "Description of the Securities -- Early Amortization Events" beginning on page 21 of this prospectus for a further discussion of the circumstances under which the securityholders may instruct the trustee not to liquidate the receivables.

  If the OCC were to appoint the FDIC as receiver or conservator for FNANB, the FDIC might have the power to delay or prevent the early sale of the receivables and the commencement of the Early Amortization Period. In addition, the FDIC might have the power to cause the early sale of the receivables and the early retirement of the securities or to prohibit the continued transfer of receivables to the trust. See "Description of the Securities -- Early Amortization Events" beginning on page 21 of this prospectus for a further discussion of the Early Amortization Events applicable to all series and the circumstances under which the receivables may be liquidated.

  If the OCC were to appoint the FDIC as receiver or conservator for the servicer, the FDIC might have the power to prevent the appointment of a successor servicer. See "Description of the Securities -- Servicer Defaults" beginning on page 24 of this prospectus for a discussion of the Servicer Defaults applicable to all series and the circumstances under which a successor servicer may be appointed.

Consumer Protection Laws

  The relationship between the credit card issuer and the cardholder is extensively regulated by federal and state consumer protection laws. The most significant laws include the federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act and the Electronics Funds Transfer Act. These statutes and various state consumer protection laws:

     o impose disclosure requirements when a credit card account is advertised, when an account is opened, at the end of monthly billing cycles, upon account renewal for accounts on which annual fees are assessed and at year end;

     o    limit cardholder liability for unauthorized use;

     o    prohibit discriminatory practices in extending credit;

     o    limit the type of account-related charges that may be assessed; and

     o    regulate collection practices.

  In addition, cardholders are entitled under these laws to have payments and credits applied to their credit card accounts promptly, to receive prescribed notices and to require billing errors to be resolved promptly.

  The trust may be liable for violations of consumer protection laws that apply to the receivables. In addition, a cardholder may be entitled to assert violations of consumer protection laws by way of set off against his or her obligation to pay outstanding receivables. FNANB has represented and warranted in the master pooling and servicing agreement that all receivables will be created in compliance in all material respects with all federal and state consumer protection laws. In addition, the servicer has agreed in the master pooling and servicing agreement to indemnify the trust from and against, among other things, any liability arising from any violation of federal or state consumer protection laws caused by the servicer. If a receivable is not created in compliance in all material respects with the consumer protection laws, the trustee may direct FNANB to accept retransfer of that receivable in accordance with the master pooling and servicing agreement. See "Description of the Securities -- Representations and Warranties" beginning on page 13 of this prospectus for a further discussion of the circumstances under which the trust may direct FNANB to accept retransfer of the receivables.

  There have been numerous attempts at the federal, state and local level to regulate further the credit card industry. In particular, legislation has been introduced in Congress that would impose a ceiling on the rate at which a financial institution may assess finance charges and other fees on credit card accounts. These ceilings are substantially below the rate at which periodic finance charges and other fees are currently assessed on the Accounts. FNANB cannot predict whether any such legislation will be enacted. If ceilings on periodic finance charges or other fees are enacted, the yield on the receivables could be reduced and this reduction could result in the commencement of the Early Amortization Period.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

  The following discussion and the tax discussion in the attached prospectus supplement summarize the material federal income tax consequences of the purchase, ownership and disposition of the offered securities. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended, existing and proposed Treasury regulations promulgated under the Internal Revenue Code and published rulings and court decisions in effect as of the date of this prospectus, all of which are subject to change, possibly with retroactive effect. Any changes in these provisions, regulations, rulings or decisions could modify or adversely affect the tax consequences summarized below. We will not seek a ruling from the IRS with respect to any of the federal income tax consequences discussed in this prospectus and cannot assure you that the IRS will not challenge the conclusions reached in this prospectus.

  The opinion of McGuire, Woods, Battle & Boothe LLP, special tax counsel to FNANB, described in this prospectus assumes that all relevant parties will comply with the terms of the master pooling and servicing agreement and all related documents. If the relevant parties fail to comply with the terms of the master pooling and servicing agreement or any related document, the conclusions of special tax counsel reached in the opinion and the discussion of the federal income tax consequences set forth in this prospectus may not be accurate.

  This discussion does not address every aspect of the federal income tax laws that may be relevant to Security Owners in light of their personal investment circumstances or to Security Owners subject to special treatment under the federal income tax laws, such as banks and other financial institutions, insurance companies, dealers in securities, tax-exempt organizations and persons holding offered securities as part of a hedging or conversion transaction. We suggest that each prospective Security Owner consult its own tax advisors regarding the federal, state, local and foreign tax consequences of the purchase, ownership and disposition of the offered securities.

  This discussion assumes that the offered securities will be issued in registered form, that all payments on the offered securities will be in U.S. dollar denominations, that the offered securities will have a term exceeding one year, that the offered securities' interest formula meets the requirements for qualified stated interest under Treasury regulations relating to original issue discount and that any OID does not exceed a de minimis amount. This discussion also assumes that the offered securities will be treated as debt for federal income tax purposes. See "-- Classification of the Transaction" beginning on page 42 of this prospectus for a further discussion of the possibility that the offered securities would not be treated as debt.

Tax Treatment of the Offered Securities

  McGuire, Woods, Battle & Boothe LLP, special tax counsel to FNANB, will render its opinion in the attached prospectus supplement as to the federal income tax treatment applicable to the offered securities.

Tax Treatment of the Trust

  McGuire, Woods, Battle & Boothe LLP, special tax counsel to FNANB, is of the opinion that, under current law, the trust will not be treated as an association or publicly traded partnership taxable as a corporation for federal income tax purposes.

Classification of the Transaction

  Any opinion of special tax counsel with respect to the federal income tax treatment of the offered securities or the trust is not binding on the courts or the IRS. It is possible that the IRS could assert that, for purposes of the Internal Revenue Code, some or all of the offered securities are not debt obligations for federal income tax purposes and that the proper classification of the legal relationship between FNANB, any other holders of equity interests in the trust and the Security Owners resulting from the transaction contemplated by the master pooling and servicing agreement is that of a partnership, a publicly traded partnership taxable as a corporation or an association taxable as a corporation. FNANB currently does not intend to comply with the federal income tax reporting requirements that would apply if the offered securities were treated as interests in a partnership or corporation unless, as is permitted by the master pooling and servicing agreement, an interest in the trust is issued or sold that is intended to be classified as an interest in a partnership.

  If the trust were treated in whole or in part as a partnership in which some or all Security Owners were partners, that partnership could be classified as a publicly traded partnership taxable as a corporation. A partnership will be classified as a publicly traded partnership taxable as a corporation if any of its equity interests are traded on an established securities market or are readily tradable on a secondary market or its substantial equivalent, unless certain exceptions apply. One exception that would apply is if the trust is not engaged in a financial business and 90% or more of its income consists of interest and certain other types of passive income. Because Treasury regulations do not clarify the meaning of a financial business for this purpose, it is unclear whether this exception applies. FNANB has taken and intends to take measures designed to reduce the risk that the trust could be classified as a publicly traded partnership taxable as a corporation. We cannot assure you, however, that the trust will not become a publicly traded partnership.

  If the transaction contemplated by the master pooling and servicing agreement were treated as creating a partnership between FNANB and the Security Owners whose interests in the trust were treated as equity, the partnership would not be subject to federal income tax unless it were classified as a publicly traded partnership taxable as a corporation. If the transaction were treated as creating a partnership, the partners of the partnership, including the Security Owners whose interests in the trust were treated as equity, would be taxed individually on their respective distributive shares of the partnership's income, gain, loss, deductions and credits. The amount and timing of items of income and deductions of a Security Owner could differ if the offered securities were held to constitute partnership interests rather than indebtedness. In addition, unless the partnership were treated as engaged in a trade or business, an individual's share of expenses of the partnership would be miscellaneous itemized deductions that, in the aggregate, would be allowed as deductions only to the extent they exceeded 2% of the individual's adjusted gross income and would be subject to reduction under Section 68 of the Internal Revenue Code if the individual's adjusted gross income exceeded certain limits. As a result, an individual might be taxed on a greater amount of income than the stated rate on the offered securities. Finally, if the partnership were classified as a publicly traded partnership that qualifies for exemption from taxation as a corporation, all or a portion of any taxable income allocated to a Security Owner that is a pension, profit sharing or employee benefit plan or other tax-exempt entity, including an individual retirement account, might, under certain circumstances, constitute unrelated business taxable income which in most cases would be taxable to that Security Owner.

  If the transaction contemplated by the master pooling and servicing agreement were treated as creating an entity classified as an association or as a publicly traded partnership taxable as a corporation, the trust would be subject to federal income tax at corporate income tax rates on the income it derives from the receivables, which would reduce the amounts available for distribution to the Security Owners, possibly including holders of a series that is treated as indebtedness. That classification might also have adverse state and local tax consequences that would reduce amounts available for distribution to Security Owners. In most cases, cash distributions to the Security Owners, other than the Security Owners of any class not recharacterized as an equity interest in an association, would be treated as dividends for tax purposes to the extent deemed part of the corporation's earnings and profits and, in the case of Non-U.S. Security Owners, would be subject to withholding tax.

U.S. Security Owners

  If the offered securities are treated as debt obligations for federal income tax purposes, interest on the offered securities will be includible in income by a U.S. Security Owner as ordinary income in accordance with its method of tax accounting. In addition, interest received on the offered securities may constitute investment income for purposes of certain limitations of the Internal Revenue Code concerning deductibility of investment interest expense.

  Although it is not anticipated that the offered securities will be issued at a greater than de minimis discount, the offered securities may nevertheless be deemed to have been issued with original issue discount under applicable Treasury regulations. This could be the case, for example, if interest payments are not treated as qualified stated interest because the IRS determines that:

     o    no reasonable legal remedies exist to compel timely payment; and

     o the offered securities do not have terms and conditions that make the likelihood of late payment, other than a late payment that occurs within a reasonable grace period, or nonpayment a remote contingency.

  The applicable Treasury regulations provide that, for purposes of the foregoing test, the possibility of nonpayment due to default, insolvency or similar circumstances is ignored. Although this provision does not directly apply to the offered securities because the offered securities have no actual default provisions, FNANB intends to take the position that, because nonpayment can occur only as a result of a substantial deterioration in receivable performance, nonpayment is a remote contingency. Based on the foregoing, and on the fact that interest will accrue on the offered securities at a qualified rate, FNANB intends to take the position that interest payments on the offered securities constitute qualified stated interest. If interest payments on the offered securities were not qualified stated interest, all of the taxable income to be recognized with respect to the offered securities would be includible in income as OID but would not be includible again when the interest payments were actually received.

  If the offered securities are issued at a greater than de minimis discount or are treated as having been issued with OID under applicable Treasury regulations, the excess of the stated redemption price at maturity of an offered security over the initial offering price at which a substantial amount of the offered securities are sold to the public will constitute OID. A U.S. Security Owner must include OID in income as interest over the term of the offered security under a constant yield method. In general, OID must be included in income in advance of the receipt of cash representing that income. In the case of a debt instrument as to which the repayment of principal may be accelerated as a result of the prepayment of other obligations securing that debt instrument, the periodic accrual of OID is determined by taking into account both the prepayment assumptions used in pricing that debt instrument and the actual prepayment experience. If this provision is applied to the offered securities, the amount of OID which will accrue in any given accrual period may either increase or decrease depending upon the actual prepayment rate. Under the applicable Treasury regulations, if an offered security is issued with de minimis OID, a U.S. Security Owner must include the OID in income proportionately as principal payments are made. We suggest that each U.S. Security Owner consult its own tax advisors regarding the effect of the OID rules if the offered securities are issued with OID.

  A U.S. Security Owner who purchases an offered security at a discount from its adjusted issue price after its original issuance may be subject to the market discount rules of the Internal Revenue Code. These rules provide, in part, for the treatment of gain attributable to accrued market discount as ordinary income upon the receipt of partial principal payments or upon the sale or other disposition of the offered security and for the deferral of interest deductions with respect to debt incurred to acquire or carry the market discount offered security.

  A U.S. Security Owner who purchases an offered security after its original issuance for an amount in excess of the sum of all amounts payable on the offered security after the purchase date other than payment of qualified stated interest will be considered to have purchased the offered security at a premium. The Security Owner may in most cases elect to amortize the premium, as an offset to interest income, using a constant yield method, over the remaining term of the offered security.

  A U.S. Security Owner who purchases an offered security that was issued with OID after its original issuance for an amount less than or equal to the sum of all amounts payable on the offered security after the purchase date other than payment of qualified stated interest but in excess of its adjusted issue price is in most cases permitted to reduce the daily portion of OID otherwise includible in the Security Owner's taxable income.

Disposition of the Offered Securities

  In general, a U.S. Security Owner will recognize gain or loss upon the sale, exchange, redemption or other taxable disposition of an offered security measured by the difference between:

     o the amount of cash and the fair market value of any property received, other than amounts attributable to, and taxable as, accrued interest; and

     o the U.S. Security Owner's tax basis in the offered security, which is equal, in general, to the purchase price of the offered security increased by any OID or market discount previously included in income by the holder and decreased by any deductions previously allowed for amortizable bond premium and by any payments reflecting principal or OID received with respect to the offered security.

  In general, subject to the market discount rules and to the one-year holding requirement for long-term capital gain treatment, any gain or loss will be long-term capital gain; provided, however, that the offered security was held as a capital asset; and, provided further, that, if the rules applicable to prepayable instruments apply, any OID not previously accrued will be treated as ordinary income. The maximum ordinary income tax rate for individuals, estates and trusts exceeds the maximum long-term capital gains tax rate for those taxpayers. In addition, capital losses may, in general, be used only to offset capital gains.

Non-U.S. Security Owners

  This section describes the U.S. federal income tax treatment of Non-U.S. Security Owners if the offered securities are treated as indebtedness.

  Interest, including OID, paid to a Non-U.S. Security Owner will be subject to U.S. withholding taxes at a rate of 30% unless:

     o the income is effectively connected with the conduct by the Non-U.S. Security Owner of a trade or business carried on in the United States and the Non-U.S. Security Owner evidences this fact by delivering an IRS Form 4224 or IRS Form W-8ECI; or

     o the Non-U.S. Security Owner and each securities clearing organization, bank or other financial institution that holds the offered securities on behalf of the Non-U.S. Security Owner in the ordinary course of its trade or business in the chain between the Non-U.S. Security Owner and the U.S. person otherwise required to withhold the U.S. tax complies with applicable identification requirements; and

     o the Non-U.S. Security Owner does not actually or constructively own 10% or more of the voting stock of FNANB or, upon the issuance of an interest in the trust that is treated as a partnership interest, any holder of that interest;

     o the Non-U.S. Security Owner is not a controlled foreign corporation with respect to FNANB or, upon the issuance of an interest in the trust that is treated as a partnership interest, any holder of that interest;

     o the Non-U.S. Security Owner is not a bank whose receipt of interest on an offered security is described in Section 881(c)(3)(A) of the Internal Revenue Code;

     o the interest is not contingent interest described in Section 871(h)(4) of the Internal Revenue Code; and

     o the Non-U.S. Security Owner does not bear certain relationships to any holder of the Exchangeable Transferor Certificate other than FNANB or any holder of the securities of any series not properly characterized as debt.

  In general, applicable identification requirements will be satisfied if there is delivered to a securities clearing organization:

     o IRS Form W-8 or IRS Form W-8BEN signed under penalties of perjury by the Security Owner stating that the Security Owner is not a U.S. Security Owner and providing the Security Owner's name and address; or

     o IRS Form 1001 or IRS Form W-8BEN, signed under penalties of perjury by the Security Owner or the Security Owner's agent claiming exemption from withholding under an applicable tax treaty;

provided, however, that, in each case, the applicable form must be delivered under applicable procedures and must be properly transmitted to the United States entity otherwise required to withhold tax and none of the entities receiving that form may have actual knowledge that the Security Owner is a U.S. Security Owner.

  Recently finalized Treasury regulations affect the procedures to be followed by a Non-U.S. Security Owner in complying with U.S. federal withholding, backup withholding and information reporting rules. These regulations are not effective as of the date of this prospectus but will be effective in most cases for payments made after December 31, 2000. We suggest that you consult your own tax advisors regarding the effect, if any, of these regulations on the purchase, ownership and disposition of the offered securities.

  If a Non-U.S. Security Owner is engaged in a trade or business in the United States and interest on the offered security is effectively connected with the conduct of that trade or business, the Non-U.S. Security Owner, although exempt from U.S. withholding tax, will be subject to U.S. federal income tax on the interest on a net income basis in the same manner as if the Non-U.S. Security Owner were a U.S. Security Owner. In addition, a Non-U.S. Security Owner that is a foreign corporation may be subject to a branch profits tax equal to 30% of its effectively connected earnings and profits for the taxable year, subject to certain adjustments.

  A Non-U.S. Security Owner will not be subject to U.S. federal income tax on gain realized upon the sale, exchange or redemption of an offered security if:

     o the gain is not effectively connected with the conduct of a trade or business in the United States;

     o in the case of a Non-U.S. Security Owner that is an individual, the Non- U.S. Security Owner is not present in the United States for 183 days or more during the taxable year in which the sale, exchange or redemption occurs; and

     o in the case of gain representing accrued but unpaid interest, the conditions described with respect to interest and OID are satisfied.

  If the interests of a Non-U.S. Security Owner were classified as interests in a partnership, not taxable as a corporation, that classification could cause a Non-U.S. Security Owner to be treated as engaged in a trade or business in the United States. If a Non-U.S. Security Owner were to be treated as engaged in a trade or business in the United States, the Non-U.S. Security Owner would be required to file a U.S. federal income tax return and, in general, would be subject to U.S. federal income tax, including branch profits tax in the case of a Non-U.S. Security Owner that is a corporation, unless eliminated under an applicable tax treaty, on its net income from the partnership. In addition, the partnership would be required, on a quarterly basis, to pay withholding tax equal to the sum, for each foreign partner, of the foreign partner's distributive share of effectively connected income of the partnership multiplied by the highest rate of tax applicable to that foreign partner. The tax withheld from each foreign partner would be credited against the foreign partner's U.S. income tax liability.

  If the Trust were taxable as a corporation, distributions to foreign persons, to the extent treated as dividends, would, in general, be subject to withholding at the rate of 30%, unless the rate were reduced by an applicable tax treaty.

Backup Withholding

  A Security Owner may be subject to backup withholding at the rate of 31% with respect to interest paid on the offered securities if the Security Owner fails to supply the trustee or the Security Owner's broker with the Security Owner's taxpayer identification number, furnishes an incorrect taxpayer identification number, fails to report interest, dividends or other reportable payments properly or, under certain circumstances, fails to provide the trustee or the Security Owner's broker with a certified statement that the Security Owner is not subject to backup withholding. Information returns will be sent annually to the IRS and to each Security Owner setting forth the amount of interest paid on the offered securities owned by that Security Owner and the amount of tax withheld on those payments.

State and Local Tax Consequences

  The above discussion does not address the tax consequences of the purchase, ownership or disposition of the offered securities under any state or local tax law. We suggest that you consult your own tax advisors regarding the state and local tax consequences of the purchase, ownership and disposition of the offered securities.

                              ERISA CONSIDERATIONS

  ERISA and the Internal Revenue Code impose requirements on Plans and Plan fiduciaries. A Plan fiduciary considering an investment in the offered securities should determine, among other factors, whether that investment is permitted under the governing Plan, is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio and is prudent considering the factors discussed in this prospectus and the attached prospectus supplement.

  ERISA and the Internal Revenue Code prohibit various transactions involving the assets of a Plan and persons referred to as parties in interest under ERISA or disqualified persons under the Internal Revenue Code. A prohibited transaction could subject disqualified persons to excise taxes and Plan fiduciaries to other liabilities. A Plan fiduciary considering an investment in the offered securities should consider whether that investment might constitute a prohibited transaction under ERISA or the Internal Revenue Code.

  A number of employee benefit plans, such as foreign plans, governmental plans, as defined in Section 3(32) of ERISA, and certain church plans, as defined in
Section 3(33) of ERISA, are not subject to the restrictions of ERISA. As a result, assets of these plans may be invested in the offered securities without regard to the ERISA restrictions, subject to the provisions of any other applicable federal or state law. You should note, however, that any governmental plan or church plan that is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Internal Revenue Code is subject to the prohibited transaction rules set forth in Section 503 of the Internal Revenue Code.

Prohibited Transaction Considerations

  Treatment of Trust Assets as Plan Assets. A transaction involving the operation of the trust might constitute a prohibited transaction under ERISA and the Internal Revenue Code if assets of the trust were deemed to be assets of an investing Plan. The United States Department of Labor has issued regulations, called the plan asset regulations, addressing whether the assets of a Plan would include the assets of an entity in which the Plan has invested for purposes of the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and the Internal Revenue Code. In general, under the plan asset regulations, when a Plan acquires an equity interest in an entity such as the trust, the assets of the Plan include both the equity interest and an undivided interest in each of the underlying assets of the entity unless the exceptions set forth in the regulations apply. In general, an equity interest is defined under the plan asset regulations as any interest in an entity, other than an instrument that is treated as indebtedness under applicable local law and has no substantial equity features, and includes a beneficial interest in a trust.

  If the assets of the trust are deemed to be the assets of an investing Plan, any person who has discretionary authority or control with respect to the trust assets, and any person who provides investment advice for a fee with respect to trust assets, will be a fiduciary of the investing Plan. This fiduciary status would increase the scope of activities that would constitute prohibited transactions under ERISA and the Internal Revenue Code.

  Exception for Insignificant Participation by Benefit Plan Investors. The plan asset regulation provides that the assets of an entity such as the trust will not be deemed to be the assets of an investing Plan if equity participation in the entity by benefit plan investors, such as employee benefit plans or individual retirement accounts, is not significant. An equity participation in an entity is not deemed to be significant if benefit plan investors hold less than 25% of the value of each class of equity interests in that entity. In calculating the value of a class of equity interests, the value of any equity interests held by FNANB, the trustee or any of their affiliates must be excluded. We cannot assure you that benefit plan investors will hold less than 25% of the value of each class of equity interests in the trust.

  Exception for Publicly Offered Securities. The plan asset regulation provides that the issuer of a publicly-offered security acquired by a Plan will not be deemed to hold Plan assets solely because of that acquisition. A publicly-offered security is a security that is freely transferable, part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another and either:

     o    part of a class of securities registered under the Exchange Act; or

     o sold to the Plan as part of an offering of securities to the public under the Securities Act; provided, however, that the class of securities of which the security is a part must be registered under the Exchange Act within 120 days, or later if allowed by the SEC, after the end of the fiscal year of the issuer during which the offering of the securities to the public occurred.

  The attached prospectus supplement states whether FNANB expects the conditions of this exception to be met with respect to your securities.

  We suggest that Plan fiduciaries or other persons considering an investment in the offered securities on behalf of or with the assets of a Plan consult their own counsel regarding the consequences to the Plan of that investment, including the consequence to the Plan if the assets of the trust were to become subject to the fiduciary and prohibited transaction rules of ERISA and the Internal Revenue Code.

Additional Considerations for Insurance Company General Accounts

  In John Hancock Mut. Life Ins. Co. v. Harris Trust and Sav. Bank, 510 U.S. 86
(1993), the United States Supreme Court held that, under some circumstances, assets held in an insurance company's general account may be deemed to be assets of Plans that were issued policies supported by that general account.

  The Small Business Job Protection Act of 1996 added a new section of ERISA relating to the status of the assets of insurance company general accounts under ERISA and the Internal Revenue Code. This new section provides that assets underlying general account policies issued before December 31, 1998 will not be considered assets of a Plan to the extent the criteria set forth in DOL regulations are satisfied. This new section also requires the DOL to issue regulations establishing those criteria. On December 22, 1997, the DOL published proposed regulations, called the general account regulations, for this purpose. The general account regulations provide that, when a Plan acquires a policy issued by an insurance company on or before December 31, 1998 which is supported by assets of the insurance company's general account, the assets of the Plan will include the policy but not the underlying assets of the general account to the extent the requirements set forth in the general account regulations are satisfied. The DOL has not issued final general account regulations. If adopted as proposed, the general account regulations would not apply to any general account policies issued after December 31, 1998.

  We suggest that Plan fiduciaries or other persons considering an investment in the offered securities on behalf of an insurance company general account consult their own counsel regarding the effect of the John Hancock decision and the general account regulations on that investment.

                             PLAN OF DISTRIBUTION

  FNANB may sell the offered securities through underwriters or dealers, directly to one or more purchasers or through agents. The attached prospectus supplement sets forth the terms on which your securities are offered, including, without limitation:

     o    the names of any underwriters;

     o the purchase price of your securities and the resulting proceeds to FNANB;

     o any underwriting discounts or other items constituting underwriters' compensation;

     o    the initial public offering price for your securities; and

     o    any discounts or commissions allowed or reallowed or paid to dealers.

  The underwriters of any underwritten securities will purchase the securities for their own account. The underwriters may sell any securities they purchase in one or more transactions at a fixed public offering price or at varying prices to be determined at the time of sale. The terms of any sale of your securities will be set forth or described in the attached prospectus supplement. If FNANB sells any securities to dealers as principals, those dealers may re-sell those securities to the public at varying prices set by those dealers from time to time. FNANB also may sell the securities through agents on a best-efforts basis at varying prices.

  Each underwriting agreement will provide that FNANB, as transferor of the receivables, will indemnify the underwriters against liabilities under the federal securities laws or will contribute to any amounts the underwriters may be required to pay with respect to those liabilities. Dealers and agents may also be entitled to indemnification or contribution with respect to liabilities under the federal securities laws.

  Any underwriter will be permitted to engage in the following transactions, to the extent permitted by Regulation M under the Exchange Act:

     o over-allotment transactions, which involve syndicate sales in excess of the offering size creating a syndicate short position;

     o stabilizing transactions, which permit bids to purchase the offered securities so long as the stabilizing bids do not exceed a specified maximum;

     o syndicate covering transactions, which involve purchases of the offered securities in the open market after the distribution has been completed in order to cover syndicate short positions; and

     o penalty bids, which permit the underwriters to reclaim a selling concession from a syndicate member when the offered securities originally sold by the syndicate member are purchased in a syndicate covering transaction.

  Any over allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids may cause prices of the offered securities to be higher than they would be in the absence of such transactions. Neither the trust nor any of the underwriters makes any representation or prediction as to the effect, if any, that these transactions could have on the prices of the offered securities. In addition, neither the trust nor any of the underwriters represents that the underwriters will engage in any of these transactions or that any of these transactions, once commenced, will not be discontinued without notice.

  The underwriters or their affiliates may engage in transactions with, or perform services for, FNANB, Circuit City or their affiliates in the ordinary course of business.

                                 LEGAL MATTERS

  We expect that legal matters relating to the issuance of the offered securities will be passed upon for FNANB by McGuire, Woods, Battle & Boothe LLP, Richmond, Virginia, and for the underwriters by Orrick, Herrington & Sutcliffe LLP, Washington, D.C. We expect that federal income tax matters relating to the trust and the offered securities will be passed upon for FNANB by McGuire, Woods, Battle & Boothe LLP.


                           REPORTS TO SECURITYHOLDERS

  Unless and until the securities are issued in definitive form, monthly and annual reports containing information concerning the trust and prepared by the servicer will be sent on behalf of the trust to Cede & Co., as nominee of DTC and as registered holder of the securities. These reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. FNANB is not required and does not intend to send any of its financial reports to the securityholders or to the owners of beneficial interests in the securities. The servicer will file with the SEC those periodic reports with respect to the trust that are required to be filed under the Exchange Act and under the SEC rules and regulations under the Exchange Act.
See "Registration and Transfer of the Securities" beginning on page 29 of this prospectus for a further discussion of the circumstances under which the securities will be issued in definitive form.


                      WHERE YOU CAN FIND MORE INFORMATION
                       ABOUT THE TRUST AND THE SECURITIES

  We have filed a registration statement relating to the trust and the securities with the SEC. The registration statement includes information with respect to the trust and the securities not included in this prospectus.

  We have filed with the SEC periodic and special reports and other information with respect to the trust and the securities. You may review these filings, without charge, at the public reference facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549, 7 World Trade Center, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. You may obtain copies of these filings, for a fee, at the public reference facility maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549. You may call the SEC at (800) SEC-0330 for further information about the operation of the public reference facilities. You may also view SEC filings with respect to the trust and the securities on the SEC Internet site at http://www.sec.gov.


                    INCORPORATION OF DOCUMENTS BY REFERENCE

  The SEC allows us to incorporate by reference into this prospectus information contained in documents we file with the SEC. Any information that we incorporate by reference into this prospectus is considered part of this prospectus. All information that we file later with the SEC will automatically update the information in this prospectus. If the information provided in, or incorporated by reference into, this prospectus or the attached prospectus supplement differs from later information incorporated by reference into this prospectus or the attached prospectus supplement, you should rely on the later information. We incorporate by reference into this prospectus all periodic and special reports and all other information filed with the SEC by or on behalf of the trust after the date of this prospectus and before the termination of the offering of the securities.

  You may obtain a copy of any document we incorporate by reference into this prospectus, without exhibits unless the exhibits are specifically incorporated by reference, without charge, by writing or calling us c/o Circuit City Stores, Inc., 9954 Mayland Drive, Richmond, Virginia 23233, Attention: Treasury Department, (804) 527-4000.

                           GLOSSARY OF DEFINED TERMS

  "Account" means an Eligible Account included in the trust in accordance with the master pooling and servicing agreement; provided, however, that:

     o an Automatic Additional Account will be included as an Account only from and after the date that account is created;

     o a Designated Additional Account will be included as an Account only from and after the date that account is designated; and

     o a Removed Account will be included as an Account only until the receivables in that Removed Account are retransferred to FNANB.

  "Accumulation Period" means, with respect to any series, a Controlled Accumulation Period, a Rapid Accumulation Period or such other type of accumulation period as may be specified in the related series supplement.

  "Additional Cut-Off Date" means, with respect to a Designated Additional Account, the related cut-off date.

  "Amortization Period" means, with respect to any series, a Controlled Amortization Period, a Principal Amortization Period, an Early Amortization Period or such other type of amortization period as may be specified in the related series supplement.

  "Automatic Additional Account" means an Eligible Account automatically included in the trust upon its creation in accordance with the master pooling and servicing agreement.

  "Collection Account" means a segregated trust account established by the trustee with an Eligible Institution, for the benefit of the securityholders, into which the servicer deposits amounts received in respect of the receivables.

  "Companion Series" means a series that is paired with a previously issued series and that has an Invested Amount that increases as the Invested Amount of the paired series decreases.

  "Controlled Accumulation Period" means, with respect to any series, a period during which collections of Principal Receivables allocated to that series and any other amounts specified in the related series supplement, up to a specified amount, are deposited on or before each Distribution Date into a Principal Funding Account.

  "Controlled Amortization Period" means, with respect to any series, a period during which collections of Principal Receivables allocated to that series and any other amounts specified in the related series supplement, up to a specified amount, are used on each Distribution Date to make principal payments to the securityholders of that series or any class of that series then scheduled to receive principal payments.

  "Definitive Securities" means securities issued in fully registered, certificated form.

  "Default Amount" means, for any Due Period, the aggregate amount of Principal Receivables, other than Principal Receivables that are not Eligible Receivables, in all Accounts that were charged-off during that Due Period minus all amounts recovered with respect to charged-off Accounts during that Due Period.

  "Designated Additional Account" means an Eligible Account designated by FNANB after the initial closing date and included in the trust upon its designation in accordance with the master pooling and servicing agreement.

  "Determination Date" means the eighth day prior to each Distribution Date or, if that eighth day is not a business day, the next succeeding business day.

  "Dilution Amount" means, as of any date, the amount, if any, by which the sum of the aggregate Invested Amount of all outstanding series plus the Minimum Transferor Amount, in each case as of that date, exceeds the sum of the aggregate amount of Principal Receivables plus the amount on deposit in the Excess Funding Account, in each case as of that date; provided, however, that this excess will only constitute a Dilution Amount to the extent attributable to downward adjustments made in the amount of Principal Receivables for non-credit reasons as described under "Description of the Securities -- Calculation of the Series Adjustment Amount" beginning on page 20 of this prospectus.

  "Discount Option" means the option of FNANB to designate a percentage of receivables in the trust that would otherwise be treated as Principal Receivables to be treated as Finance Charge Receivables.

  "Discount Percentage" means a specified fixed or variable percentage specified by FNANB in accordance with the master pooling and servicing agreement.

  "Distribution Date" means, with respect to any series, the date specified in the related series supplement on which payments are scheduled to be made to the securityholders of that series.

  "Due Period" means, with respect to any series, the period from and including the first day of a month to and including the last day of that month or such other period as may be specified in the related series supplement.

  "Early Amortization Event" means, with respect to any series, an event or condition described under "Description of the Securities -- Early Amortization Events" beginning on page 21 of this prospectus and any other event identified as an Early Amortization Event in the related prospectus supplement.

  "Early Amortization Period" means, with respect to any series, a period, commencing on the date on which an Early Amortization Event occurs with respect to that series or such other date as may be specified in the related series supplement and ending on the earlier of the date on which the securities of that series have been paid in full and the related Stated Series Termination Date, during which collections of Principal Receivables allocated to that series and any other amounts specified in the related series supplement are used on each Distribution Date to make principal payments to the securityholders of that series or any class of that series then scheduled to receive principal payments.

  "Eligible Account" means a consumer revolving credit card account that satisfies the eligibility criteria described under "Overview of the Accounts and the Receivables" beginning on page 6 of this prospectus.

  "Eligible Institution" means:

     o a depository institution, which may be the trustee, organized under the laws of the United States or any state or the District of Columbia the deposits of which are insured by the FDIC and which at all times has a short-term unsecured debt or certificate of deposit rating of at least A-1+ and P-1 by the applicable rating agency or has a long-term unsecured debt rating of at least AAA or Aa2 by the applicable rating agency; or

     o a depository institution, which may be the trustee, otherwise acceptable to each rating agency;

provided, however, that these ratings will not be required if the depository institution has corporate trust powers and maintains the Collection Account, any Principal Funding Account, any Interest Funding Account or any other bank account maintained for the benefit of the securityholders as a fully segregated trust account with the trust department of that depository institution.

  "Eligible Investments" means:

     o    U.S. government debt;

     o deposits at financial institutions having a rating in the highest rating category from the applicable rating agency;

     o commercial paper having a rating in the highest rating category from the applicable rating agency;

     o money market funds having a rating in the highest rating category from the applicable rating agency;

     o Eurodollar time deposits having a rating in the highest rating category from the applicable rating agency;

     o repurchase agreements involving some of these investments so long as the counterparty has a rating in the highest rating category from the applicable rating agency; and

     o    any other investment approved by the applicable rating agency.

  "Eligible Receivable" means a receivable that satisfies the eligibility criteria described under "Overview of the Accounts and the Receivables" beginning on page 6 of this prospectus.

  "Enhancement Invested Amount" means, with respect to any series or class, the aggregate amount of Principal Receivables in the trust allocated to the provider of any credit enhancement for that series or class, in each case as specified in the related series supplement.

  "Excess Funding Account" means a segregated trust account established by the trustee with an Eligible Institution, for the benefit of the securityholders, in which collections of Principal Receivables are held as collateral if the Transferor Amount is less than the Minimum Transferor Amount.

  "Exchangeable Transferor Certificate" means a certificate evidencing an undivided interest in the assets of the trust not evidenced by the securities of any outstanding series or, to the extent provided in any series supplement for any outstanding series, any provider of credit enhancement for that series.

  "Finance Charge Receivables" means receivables representing amounts charged to the Accounts in respect of periodic finance charges, late fees, returned check fees or other fees or charges; provided, however, that, if FNANB exercises the Discount Option, an amount equal to the product of the Discount Percentage and the amount of receivables created under the Accounts on or after the date the Discount Option is exercised that would otherwise be treated as Principal Receivables will be treated as Finance Charge Receivables.

  "Funding Period" means, with respect to any pre-funded series, a period during which the aggregate amount of Principal Receivables in the trust allocated to that series may be less than the aggregate principal amount of the securities of that series.

  "Initial Cut-Off Date" means September 30, 1994.

  "Interest Funding Account" means, with respect to any series that provides for the payment of interest less frequently than monthly, a segregated trust account established by the trustee with an Eligible Institution, for the benefit of the securityholders of that series, into which collections of Finance Charge Receivables allocated to that series and any other amounts specified in the related series supplement are deposited.

  "Invested Amount" means, with respect to any series or class, the aggregate amount of Principal Receivables in the trust allocated to that series or class, in each case as specified in the related series supplement.

  "Invested Percentage" means, with respect to any series or class, the percentage used to allocate collections of Finance Charge Receivables, collections of Principal Receivables or Default Amounts, as applicable, to that series or class, in each case as specified in the related series supplement.

  "Investor Charge-Off" means, with respect to any series or class, a reduction in the Invested Amount of that series or class resulting from a shortfall in available funds; provided, however, that the amount of that reduction for any series on any Distribution Date may not exceed the Default Amount allocated to that series for the preceding Due Period.

  "Minimum Aggregate Principal Receivables" means the aggregate of the Series Minimum Aggregate Principal Receivables for all outstanding series.

  "Minimum Transferor Amount" means the aggregate of the Series Minimum Transferor Amounts for all outstanding series.

  "Non-U.S. Security Owner" means a beneficial owner of a security who is not a U.S. Security Owner.

  "Plan" means:

     o an employee benefit plan, as defined in Section 3(3) of ERISA, that is subject to Title I of ERISA;

     o a plan, as defined in Section 4975(e)(1) of the Internal Revenue Code, that is subject to Section 4975 of the Internal Revenue Code, including individual retirement accounts or Keogh plans; and

     o an entity whose underlying assets include plan assets by reason of a plan's investment in that entity, including insurance company general accounts.

  "Pre-Funding Account" means, with respect to any series that includes a Funding Period, a segregated trust account established by the servicer with an Eligible Institution, for the benefit of the securityholders of that series, into which the difference between the aggregate amount of Principal Receivables in the trust allocated to that series and the aggregate principal amount of the securities of that series, and any other amounts specified in the related series supplement, are deposited.

  "Principal Amortization Period" means, with respect to any series, a period during which collections of Principal Receivables allocated to that series and any other amounts specified in the related series supplement are used on each Distribution Date to make principal payments to the securityholders of that series or any class of that series then scheduled to receive principal payments.

  "Principal Commencement Date" means, with respect to any series that includes an Amortization Period, the date on which principal payments on the related securities are scheduled to commence.

  "Principal Funding Account" means, with respect to any series that includes an Accumulation Period, a segregated trust account established by the servicer with an Eligible Institution, for the benefit of the securityholders of that series, into which collections of Principal Receivables allocated to that series and any other amounts specified in the related series supplement are deposited.

  "Principal Receivables" means receivables representing amounts charged by cardholders for merchandise, repair services, service contracts or other services or credit insurance premiums; provided, however, that, if FNANB exercises the Discount Option, an amount equal to the product of the Discount Percentage and the amount of receivables created under the Accounts on or after the date the Discount Option is exercised that would otherwise be treated as Principal Receivables will be treated as Finance Charge Receivables.

  "Rapid Accumulation Period" means, with respect to any series, a period during which collections of Principal Receivables allocated to that series and any other amounts specified in the related series supplement are deposited on or before each Distribution Date into a Principal Funding Account.

  "Record Date" means, with respect to any Distribution Date for any series, the last business day of the preceding month or such other date as may be specified in the related series supplement.

  "Removed Account" means an Account the receivables in which are to be retransferred to FNANB.

  "Revolving Period" means, with respect to any series, a period during which collections of Principal Receivables allocated to that series are not accumulated for or paid to the securityholders of that series.

  "Scheduled Distribution Date" means, with respect to any series that includes an Accumulation Period, the date on which a single principal payment on the related securities is scheduled to occur.

  "Security Owner" means the beneficial owner of a security.

  "Series Adjustment Amount" means, with respect to any series, the amount calculated for that series as described under "Description of the Securities -- Calculation of Series Adjustment Amount" beginning on page 20 of this prospectus.

  "Series Minimum Aggregate Principal Receivables" means, with respect to any series, the amount specified as the minimum aggregate principal receivables in the related series supplement, which amount is described under "Annex I:
Previously Issued Series" in the attached prospectus supplement, or such lower amount as may be designated by FNANB; provided, however, that FNANB may not designate a lower amount unless it receives written confirmation from each rating agency that the designation of that lower amount will not result in a reduction or withdrawal of the rating assigned by that rating agency to any outstanding series.

  "Series Minimum Transferor Amount" means, with respect to any series, the amount specified as such in the related series supplement, which amount is described under "Annex I: Previously Issued Series" in the attached prospectus supplement, or such higher amount as may be designated by FNANB; provided, however, that FNANB may not designate a higher amount unless, after giving effect to that designation, the Transferor Amount equals or exceeds the Minimum Transferor Amount.

  "Servicer Default" means, with respect to any series, an event or condition described under "Description of the Securities -- Servicer Defaults" beginning on page 24 of this prospectus.

  "Stated Series Termination Date" means, for any series, the date specified in the related series supplement as the last day on which interest and principal will be distributed to the securityholders of that series.

  "Transferor Amount" means, as of any date:

     o the aggregate amount of Principal Receivables, other than Principal Receivables that have been charged off as uncollectible, in the trust at the end of the day preceding that date; plus

     o the amount on deposit in the Excess Funding Account at the end of the day preceding that date; minus

     o the aggregate Invested Amount of all outstanding series at the end of the day preceding that date; minus

     o without duplication, the aggregate Enhancement Invested Amount, if any, for all outstanding series at the end of the day preceding that date.

  "Transferor Certificate" means the certificate that represents the interest of FNANB in the trust.

  "Transferor Interest" means the undivided interest in the assets of the trust evidenced by the Exchangeable Transferor Certificate.

  "Transferor Percentage" means the percentage used to allocate collections of Finance Charge Receivables, collections of Principal Receivables or Default Amounts, as applicable, to FNANB, which percentage equals 100% minus the sum of the Invested Percentages for all outstanding series.

  "U.S. Security Owner" means a beneficial owner of a security that is:

     o    a citizen or resident of the United States;

     o a corporation or partnership created or organized in the United States or under the laws of the United States or any political subdivision of the United States;

     o an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

     o a trust that is subject to the supervision of a court within the Unites States and the control of a United States person as described in Section 7701(a)(30) of the Internal Revenue Code or that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

  "U.S. Person" means:

     o    a citizen or resident of the United States;

     o a corporation, partnership or other entity created or organized in the United States or under the laws of the United States or of any state, unless, in the case of a partnership, Treasury regulations provide otherwise;

     o an estate the income of which is includible in gross income for federal income taxation regardless of its source; or

     o a trust the income of which is subject to federal income taxation regardless of its source, if a United States court is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons has authority to control all substantial decisions of the trust.

                                 PART II

Item 14.  Other Expenses of Issuance and Distribution

     The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.

     Registration Fee                        $      *
     Printing and Engraving                         *
     Trustee's Fees                                 *
     Legal Fees and Expenses                        *
     Blue Sky Fees and Expenses                     *
     Accountants' Fees and Expenses                 *
     Rating Agency Fees                             *
     Miscellaneous Fees                             *
                                            ---------------
         Total                               $      *
                                            ===============
     _________________________
     * To be added by amendment.

Item 15.  Indemnification of Directors and Officers

         Article ELEVENTH of FNANB's Articles of Association provides that FNANB shall indemnify any person who was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or appeal, whether civil, criminal, administrative or investigative and whether formal or informal, because he or she is or was a director or officer of FNANB or, while a director or officer of FNANB, is or was serving any other legal entity in any capacity at the request of FNANB against all judgments, settlements, penalties, fines or other obligations and reasonable expenses incurred in such action, suit, proceeding or appeal except such obligations and expenses as are incurred because of the indemnitee's willful misconduct or knowing violation of criminal law (regardless of whether such action, suit, proceeding or appeal is by or in the right of FNANB). FNANB is obligated to make advances and reimbursements for expenses incurred by an indemnitee in any such action, suit, proceeding or appeal upon receipt of an undertaking (which undertaking may be an unlimited, unsecured general obligation of the indemnitee and shall be accepted by FNANB without reference to the indemnitee's ability to make repayment) from the indemnitee to repay the same if it is ultimately determined that the indemnitee is not entitled to indemnification.

         Article ELEVENTH also provides that FNANB may, to a lesser extent or to the same extent that it is required to provide indemnification and make advances and reimbursements for expenses to its directors and officers, provide indemnification and make advances and reimbursements for expenses to its employees and agents, the directors, officers, employees and agents of its subsidiaries and predecessor entities, and any person serving any other legal entity in any capacity at the request of FNANB and, if authorized by FNANB's board of directors, may contract in advance to do so.

         The determination that indemnification is permissible and the evaluation as to reasonableness of expenses shall be made, in the case of a director, as provided by law and, in the case of an officer, as authorized from time to time by FNANB's board of directors (which authorization may be made before or after the claim for indemnification is made) or as otherwise provided by law. If, however, in either case, a majority of the directors serving on the board of directors has changed after the date of the alleged conduct giving rise to a claim for indemnification, such determination and evaluation shall, at the option of the indemnitee, be made by special legal counsel agreed upon by the board of directors and such indemnitee. The termination of any proceeding by judgement, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that an indemnitee acted in such a manner as to make him or her ineligible for indemnification.

         Article ELEVENTH provides that the indemnification provided thereby shall not be exclusive of any other right of indemnification to which an indemnitee may be entitled including indemnification pursuant to a valid contract, indemnification by legal entities other than FNANB and indemnification under policies of insurance purchased and maintained by FNANB or others; provided, however, that no indemnitee shall be entitled to indemnification by FNANB to the extent he or she is indemnified by another, including an insurer.

         FNANB is authorized under Article ELEVENTH to purchase and maintain insurance against any liability it may have under Article ELEVENTH or to protect any indemnitee against any liability arising from his or her service to FNANB or to any other legal entity at the request of FNANB regardless of FNANB's power to indemnify against such liability.

         Article ELEVENTH does not permit (i) the indemnification of directors, officers or employees of FNANB against expenses, penalties or other payments incurred in any administrative proceeding or action instituted by an appropriate bank regulatory agency which proceeding or action results in a final order assessing civil money penalties or requires affirmative action by an individual or individuals in the form of payment to FNANB or (ii) insurance coverage for a formal order assessing civil money penalties against a director or employee of FNANB.

         In the Underwriting  Agreement,  a form of which is attached as Exhibit
1.1 hereto, the Underwriters agree to indemnify, under certain conditions, the Registrant, its directors, certain of its officers and persons who control the Registrant within the meaning of the Securities Act against certain liabilities.

Item 16.  Exhibits and Financial Statements

(a)      Exhibits

              1        X              Form of Underwriting  Agreement  (incorporated by reference to Exhibit 1.1 to Registration
                                      Statement No. 33-82882)
            3.1        X              Articles of Association (incorporated by reference to Exhibit 3.1 to Registration
                                      Statement No. 33-82882).
            3.2        X              Bylaws (incorporated by reference to Exhibit 3.2 to Registration Statement No.
                                      33-82882).
            4.1        X              Master Pooling and Servicing Agreement (incorporated by reference to Exhibit 4.1 to
                                      Registration Statement No. 33-82882).
            4.2        X              Form of Series Supplement (including form of Securities).*
            5.1        X              Form of Opinion of McGuire, Woods, Battle & Boothe LLP with respect to validity of the securities.
            8.1        X              Form of Opinion of McGuire, Woods, Battle & Boothe LLP with respect to tax matters.
           24.1        X              Consent of McGuire, Woods, Battle & Boothe LLP (included in its opinion filed as
                                      Exhibit 5.1).
           24.2        X              Consent of McGuire, Woods, Battle & Boothe LLP (included in its opinion filed as
                                      Exhibit 8.1).

     ------------------------
     * To be filed by amendment.

(b)  Financial Statements

     All financial statements, schedules and historical financial information have been omitted as they are not applicable.

Item 17.  Undertakings

     The undersigned registrant hereby undertakes:

     (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; (iii) to include any material information with respect to the plan of distribution nor previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that (a)(i) and
(a)(ii) will not apply if the information required to be included in a post-effective amendment thereby is contained in periodic reports filed pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

     (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering hereof.

     (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (d) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (e) That, insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (f) That, for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

     (g) That, for purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and that the security rating requirement set forth in Transaction Requirement B.5 of Form S-3 will be met by the time of the sale of the securities registered hereunder and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia on January 3, 2000.

                           FIRST NORTH AMERICAN NATIONAL BANK
                            as originator of the Trust and Co-Registrant and as Servicer on behalf of the Trust as Co-Registrant

                           By:  /s/ Michael T. Chalifoux
                                -----------------------------
                                Name: Michael T. Chalifoux
                                Title: President and Chairman

     Each individual whose signature appears below constitutes and appoints Michael T. Chalifoux and Philip J. Dunn, and each of them, such individual's true and lawful attorneys-in-fact and agents with full power of substitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same (and any and all related exhibits) with the Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on January 3, 2000 by the following persons in the capacities indicated.


     Signature                      Title                                       Date


/s/ Michael T. Chalifoux         President, Chairman and Director            January 3, 2000
------------------------          (Principal Executive Officer)
Michael T. Chalifoux


/s/ Kerry L. VerStreate          Chief Financial Officer                     January 3, 2000
-----------------------           (Principal Financial Officer and
Kerry L. VerStreate               Principal Accounting Officer)


/s/ Philip J. Dunn               Director                                    January 3, 2000
------------------
Philip J. Dunn


/s/ Mark A. Arensmeyer           Director                                    January 3, 2000
----------------------
Mark A. Arensmeyer


/s/ Merle Worsham                Director                                    January 3, 2000
-----------------
Merle Worsham


/s/ Angela C. Schwarz            Director                                    January 3, 2000
-----------------------
Angela C. Schwarz


                                      II-4